Dreyfus
      Aggressive Growth
      Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--94.5%                                                                              Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS--2.9%

C.H. Robinson Worldwide                                                                           3,100                   95,201

Expeditors International of Washington                                                            2,225                   76,073

J.B. Hunt Transport Services                                                                      9,375  (a)             230,063

                                                                                                                         401,337

BANKS--1.7%

New York Community Bancorp                                                                        5,448                  155,867

TCF Financial                                                                                     1,850                   77,589

                                                                                                                         233,456

BIOTECHNOLOGY--2.5%

Cephalon                                                                                          7,175  (a)             345,476

BROADCASTING & CABLE TV--.9%

Cox Radio, Cl. A                                                                                  5,675  (a)             121,445

BUILDING PRODUCTS--2.5%

American Standard Cos.                                                                            2,950  (a)             202,104

Masco                                                                                             7,525                  138,310

                                                                                                                         340,414

CASINOS & GAMING--1.7%

International Game Technology                                                                     2,900  (a)             227,882

COMMERCIAL SERVICES--3.7%

ARAMARK, Cl. B                                                                                   13,850  (a)             304,007

Cintas                                                                                            5,975                  200,581

                                                                                                                         504,588

COMPUTERS--3.3%

Fiserv                                                                                            2,800  (a)              89,320

Network Appliance                                                                                12,225  (a)             129,830

QLogic                                                                                            6,675  (a)             236,362

Riverstone Networks                                                                                   1  (a)                   2

                                                                                                                         455,514

DATA PROCESSING SERVICES--2.0%

Affiliated Computer Services, Cl. A                                                               6,075  (a)             272,342

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.6%

Jabil Circuit                                                                                     8,825  (a)             146,583

Molex                                                                                             3,400                   75,718

Tech Data                                                                                        12,000  (a)             271,440

                                                                                                                         493,741


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES--.8%

Republic Services                                                                                 6,000  (a)             114,420

FINANCIAL SERVICES--4.2%

Ambac Financial Group                                                                             4,950                  241,807

Friedman, Billings, Ramsey Group, Cl. A                                                          12,575  (a)             111,540

Moody's                                                                                           5,200                  229,320

                                                                                                                         582,667

FOOD PROCESSING--.7%

Sysco                                                                                             3,700                  100,344

HEALTH CARE--16.8%

AmerisourceBergen                                                                                 4,750                  261,250

Anthem                                                                                            4,450  (a)             265,264

Boston Scientific                                                                                 3,825  (a)             168,950

Caremark Rx                                                                                      14,275  (a)             249,241

DENTSPLY International                                                                            7,075                  246,776

Express Scripts                                                                                   5,025  (a)             259,893

Patterson Dental                                                                                  4,700  (a)             206,847

St. Jude Medical                                                                                  3,125  (a)             142,750

Universal Health Services, Cl. B                                                                  2,525  (a)              98,071

WellPoint Health Networks                                                                         4,550  (a)             309,446

Zimmer Holdings                                                                                   2,250  (a)              99,878

                                                                                                                       2,308,366

HOME FURNISHINGS--1.7%

Leggett & Platt                                                                                   7,275                  138,662

Mohawk Industries                                                                                 1,925  (a)              95,057

                                                                                                                         233,719

HOMEBUILDING--2.0%

Lennar                                                                                            5,225                  282,098

HOTELS, RESORTS & CRUISE LINES--.6%

Hilton Hotels                                                                                     7,500                   82,425

INDUSTRIAL--3.6%

Danaher                                                                                           4,375                  284,462

ITT Industries                                                                                    3,775                  212,268

                                                                                                                         496,730

INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.5%

Accenture, Cl. A                                                                                 13,475  (a)             206,706

                                                                                                     The Fund

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LEISURE PRODUCTS--.5%

Polaris Industries                                                                                1,375                   66,550

MERCHANDISE STORES--1.2%

Dollar Tree Stores                                                                                8,325  (a)             171,911

METAL & GLASS CONTAINERS--2.0%

Ball                                                                                              2,800                  149,184

Crown Holdings                                                                                   23,025  (a)             131,703

                                                                                                                         280,887

MOVIES & ENTERTAINMENT--.5%

Macrovision                                                                                       6,125  (a)              75,521

NETWORKING EQUIPMENT--.9%

Echelon                                                                                           5,850  (a)              56,218

Emulex                                                                                            3,725  (a)              66,938

                                                                                                                         123,156

OIL & GAS--4.8%

Apache                                                                                            3,650                  238,272

BJ Services                                                                                       6,200  (a)             213,094

Smith International                                                                               6,075  (a)             211,775

                                                                                                                         663,141

PHARMACEUTICALS--6.6%

Barr Laboratories                                                                                 3,625  (a)             282,424

Forest Laboratories                                                                               6,700  (a)             333,660

Teva Pharmaceutical Industries, ADR                                                               7,700                  290,906

                                                                                                                         906,990

RESTAURANTS--2.9%

Brinker International                                                                            11,075  (a)             306,999

Darden Restaurants                                                                                4,925                  87,714

                                                                                                                         394,713

RETAIL--3.5%

CDW Computer Centers                                                                              3,225  (a)             140,803

Ross Stores                                                                                       8,075                  276,246

Whole Foods Market                                                                                1,225  (a)              62,561

                                                                                                                         479,610

SEMICONDUCTORS & EQUIPMENT--1.2%

KLA-Tencor                                                                                        1,800  (a)              64,350

Novellus Systems                                                                                  1,175  (a)              34,251

Semtech                                                                                           4,650  (a)              68,262

                                                                                                                         166,863

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFT DRINKS--.7%

Pepsi Bottling Group                                                                              3,875                   90,094

SOFTWARE--5.9%

Adobe Systems                                                                                     3,975                  109,312

Cadence Design Systems                                                                           20,550  (a)             217,624

Mercury Interactive                                                                               6,750  (a)             219,038

PeopleSoft                                                                                        2,525  (a)              43,178

Reynolds & Reynolds, Cl. A                                                                        9,025                  220,661

                                                                                                                         809,813

SPECIALTY STORES--3.6%

AutoZone                                                                                          4,325  (a)             284,585

Bed Bath & Beyond                                                                                 6,425  (a)             212,282

                                                                                                                         496,867

TELECOMMUNICATIONS EQUIPMENT--.3%

Polycom                                                                                           4,800  (a)              48,144

TRADING COMPANIES & DISTRIBUTORS--3.2%

Fastenal                                                                                          6,625                  220,348

Grainger (W.W.)                                                                                   4,825                  222,095

                                                                                                                         442,443

TOTAL COMMON STOCKS
   (cost $13,854,199)                                                                                                 13,020,373
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Federal Home Loan Bank,

  1.24%, 3/3/2003
   (cost $744,949)                                                                              745,000                  744,949
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,599,148)                                                              99.9%               13,765,322

CASH AND RECEIVABLES (NET)                                                                          .1%                   11,132

NET ASSETS                                                                                       100.0%               13,776,454

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,599,148  13,765,322

Cash                                                                      9,015

Receivable for investment securities sold                               165,983

Dividends receivable                                                      4,477

Receivable for shares of Common Stock subscribed                          2,145

Prepaid expenses                                                          7,033

                                                                     13,953,975
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            11,766

Payable for investment securities purchased                             128,626

Accrued expenses                                                         37,129

                                                                        177,521
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,776,454
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      88,524,850

Accumulated investment (loss)--net                                      (58,539)

Accumulated net realized gain (loss) on investments                 (73,856,031)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (833,826)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,776,454
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       2,136,246

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)    6.45

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $87 foreign taxes withheld at source)            23,940

Interest                                                                 8,988

TOTAL INCOME                                                            32,928

EXPENSES:

Management fee--Note 3(a)                                               57,098

Shareholder servicing costs--Note 3(b)                                  66,511

Auditing fees                                                           15,798

Legal fees                                                              13,220

Prospectus and shareholders' reports                                     9,807

Custodian fees--Note 3(b)                                                9,409

Registration fees                                                        7,076

Directors' fees and expenses--Note 3(c)                                    298

Interest expense--Note 2                                                   110

Miscellaneous                                                              468

TOTAL EXPENSES                                                         179,795

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (88,328)

NET EXPENSES                                                            91,467

INVESTMENT (LOSS)--NET                                                 (58,539)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,626,904)

Net unrealized appreciation (depreciation) on investments              673,754

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (953,150)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,011,689)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                       February 28, 2003          Year Ended
                                              (Unaudited)     August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (58,539)            (181,861)

Net realized gain (loss) on investments       (1,626,904)          (6,085,933)

Net unrealized appreciation
   (depreciation) on investments                 673,754            1,712,874

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (1,011,689)          (4,554,920)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                     497,370           6,393,924

Cost of shares redeemed                        (2,112,444)         (8,956,341)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (1,615,074)         (2,562,417)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,626,763)         (7,117,337)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            16,403,217           23,520,554

END OF PERIOD                                  13,776,454           16,403,217
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        73,304              759,635

Shares redeemed                                  (313,480)          (1,084,980)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (240,176)            (325,345)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                        Six Months Ended
                                       February 28, 2003                          Year Ended August 31,
                                                                  ------------------------------------------------------------------
                                              (Unaudited)      2002       2001          2000          1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              6.90       8.71      15.79         10.84          8.57          20.07

Investment Operations:

Investment (loss)--net                              (.03)(a)   (.07)(a)   (.06)(a)      (.10)(a)      (.07)(a)       (.16)(a)

Net realized and unrealized
   gain (loss) on investments                       (.42)     (1.74)     (7.02)         5.05          2.34         (11.34)

Total from
   Investment Operations                            (.45)     (1.81)     (7.08)         4.95          2.27         (11.50)

Net asset value,
   end of period                                    6.45       6.90       8.71         15.79         10.84           8.57
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (6.52)(b) (20.78)    (44.84)        45.66         26.64         (57.30)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .60(b)    1.20       1.20          1.20          1.13           1.27

Ratio of net investment
   (loss) to average net assets                     (.38)(b)   (.90)      (.56)         (.70)         (.71)          (.95)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .58(b)     .70        .35           .35           .58            .29

Portfolio Turnover Rate                           118.51(b)  185.86     228.10        215.99        168.00          86.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    13,776     16,403     23,521        47,067        30,445         30,968

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On October 29, 2002, the fund's Board of Directors approved an Agreement and Plan of Reorganization, effective March 28, 2003, under which all of the fund's assets were transferred in a tax-free reorganization to Dreyfus Premier New
Leaders    Fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $171 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $67,702,817 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $490,060 of the carryover expires in fiscal 2005, $1,777,893 expires in fiscal 2006, $51,923,072 expires in fiscal 2007 and $13,511,792 expires in fiscal 2010. The capital loss carryover may be subject to limitations due to the reorganization of the fund into Dreyfus Premier New Leaders Fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended February 28, 2003 was approximately $13,300, with a related weighted average annualized interest rate of 1.66%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, from September 1, 2002 through March 28, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.20% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $88,328 during the period ended February 28, 2003.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, the fund was charged $19,033 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $30,885 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $9,409 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $16,909,447 and $17,661,874, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was $833,826, consisting of $374,730 gross unrealized appreciation and $1,208,556 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                  For More Information

                        Dreyfus
                        Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  256SA0203



      Dreyfus
      Emerging Leaders Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                          Emerging Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Emerging Leaders Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio managers, Paul Kandel and Hilary Woods.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced a total return of -5.46%.(1) This compares with the performance of the fund's benchmark, the Russell 2000 Index (the "Index"), which produced a -7.09% total return for the same period.(2)

We attribute these results to a generally negative environment for most stocks, in which equity prices were driven lower by concerns over the sustainability of U.S. economic growth and uncertainties regarding the possibility of war with Iraq. The fund outperformed its benchmark primarily because of our stock selection strategy, especially in the consumer discretionary, energy and consumer staples areas.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are emerging leaders: small companies characterized by innovative products, services or processes having the potential to enhance earnings growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

In choosing stocks, we use a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial conditions. We seek special situations, such as corporate restructurings or management changes, that could be a catalyst for stock appreciation.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the U.S. economy showed signs of modest improvement during the reporting period, several companies issued disappointing earnings reports, consumer confidence declined, retail sales proved weak and unemployment rates rose. Such developments led many investors to question the sustainability of U.S. economic growth. Additionally investors' concerns were intensified by additional revelations of corporate scandals and rising uncertainties regarding the probability of war with Iraq.

Some industries were undermined by these conditions more than other industries. For example, the fund allocated a relatively smaller percentage of assets to the consumer discretionary sector. The fund focused on selective areas within this group, including specialty retailers such as Pacific Sunwear of California, gaming stocks such as Station Casinos and media companies such as Emmis Communications. As a result, the fund slightly outperformed its benchmark in this generally weak area.

The fund also achieved better than average returns among energy stocks, many of which benefited from rising oil and gas prices and weak levels of domestic supply. The fund took advantage of these conditions by allocating nearly twice the percentage of its assets to energy stocks as its benchmark. In addition, the fund's individual stock selections proved strong, particularly among independent energy exploration and production services companies, such as Grant Prideco and Unit Corp. In the consumer staples group, an area that declined sharply for the fund' s benchmark, the fund minimized losses by making strong individual stock selections among food companies, such as Dreyer's Grand Ice Cream and Smithfield Foods.

Of course, not all of the fund' s holdings delivered relatively strong performance. The fund' s technology holdings suffered from its emphasis on software companies such as Net IQ and semiconductor producers such as Integrated Silicon Solutions. Software and semiconductor stocks generally performed poorly due to the unclear earnings outlook in these areas. The fund's financial services stocks proved slightly weaker than average due to our relatively higher exposure to multi-line insurers, which forced downward pressure as a group due to equity market and credit quality concerns within the insurers' portfolios. Finally, the fund delivered only average performance in the auto and transport area, which lost ground because of rising energy costs, declines in business travel and weakening auto sales.

What is the fund's current strategy?

As of the end of the reporting period, we have allocated a slightly greater than average percentage of the fund's assets to consumer staples stocks, such as food and household chemical producers. Such stocks have historically tended to deliver consistent earnings even in weak economic times. We have also emphasized energy stocks, which have continued to benefit from high oil and gas prices and limited domestic supply. On the other hand, we have allocated a lower exposure to financial stocks, reflecting our view that unsustainable levels of consumer debt are likely to adversely affect the credit quality and risk profile of lenders. Concerns about consumer debt also led us to de-emphasize retailers and other consumer discretionary stocks.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--97.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--4.8%

Cooper Tire & Rubber                                                                            775,000               10,857,750

Forward Air                                                                                     630,000  (a)          11,875,500

SkyWest                                                                                         800,000                7,160,000

Teekay Shipping                                                                                 365,000               14,158,350

                                                                                                                      44,051,600

CONSUMER--17.2%

Chico's FAS                                                                                     705,000  (a)          12,739,350

Church & Dwight                                                                                 566,000               16,866,800

Corinthian Colleges                                                                             310,000  (a)          11,618,800

Dial                                                                                            700,000               12,733,000

Emmis Communications, Cl. A                                                                     750,000  (a)          14,842,500

Entercom Communications                                                                         300,000  (a)          13,872,000

Harte-Hanks                                                                                     800,000               14,648,000

Pacific Sunwear of California                                                                   885,000  (a)          15,673,350

Performance Food Group                                                                          200,000  (a)           6,298,000

Smithfield Foods                                                                                725,000  (a)          13,434,250

Station Casinos                                                                                 915,000  (a,b)        16,607,250

Valassis Communications                                                                         466,000  (a)          10,615,480

                                                                                                                     159,948,780

ENERGY--7.2%

Cabot Oil & Gas                                                                                 587,000               14,129,090

Evergreen Resources                                                                             250,000  (a)          11,270,000

FMC Technologies                                                                                778,000  (a)          15,521,100

Grant Prideco                                                                                 1,165,000  (a)          14,119,800

Unit                                                                                            567,000  (a)          11,941,020

                                                                                                                      66,981,010

FINANCIAL SERVICES--16.1%

Bank United (CPR)                                                                               525,000  (a)              57,750

City National                                                                                   305,000               14,200,800

Commerce Bancorp                                                                                300,000               12,396,000

First Midwest Bancorp                                                                           570,200               14,893,624

First Virginia Banks                                                                            405,000               16,564,500

Global Payments                                                                                 550,000               15,367,000

Hilb, Rogal & Hamilton                                                                          395,000               11,743,350

Hub International                                                                               650,000                8,898,500

Protective Life                                                                                 615,000               16,678,800

Southwest Bancorporation of Texas                                                               375,000  (a)          11,857,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

W.R. Berkley                                                                                    270,000               10,962,000

Westamerica Bancorporation                                                                      394,000               16,027,920

                                                                                                                     149,647,744

HEALTH CARE--11.9%

Andrx                                                                                           500,000  (a)           5,825,000

Apria Healthcare Group                                                                          633,000  (a)          13,944,990

Beverly Enterprises                                                                             750,000  (a)           1,470,000

Celgene                                                                                         250,000  (a)           5,475,250

DaVita                                                                                          591,000  (a)          12,263,250

Humana                                                                                          225,000  (a)           2,205,000

LifePoint Hospitals                                                                             379,000  (a)           8,034,800

Manor Care                                                                                      578,000  (a)          10,594,740

NDCHealth                                                                                       665,000               14,497,000

Neurocrine Biosciences                                                                          125,000  (a,b)         5,266,250

PacifiCare Health Systems                                                                       628,000  (a)          13,564,800

Sepracor                                                                                      1,400,000  (a)          17,304,000

                                                                                                                     110,445,080

MATERIALS & PROCESSING--10.3%

Agrium                                                                                        1,400,000               15,036,000

Boise Cascade                                                                                   600,000               14,472,000

Crown Holdings                                                                                2,100,000  (a)          12,012,000

FMC                                                                                             200,000  (a)           3,106,000

Granite Construction                                                                            240,000                3,976,800

Great Lakes Chemical                                                                            500,000               10,545,000

Meridian Gold                                                                                   750,000  (a)           9,780,000

Olin                                                                                            925,000               15,262,500

Timken                                                                                          722,500               11,581,675

                                                                                                                      95,771,975

PRODUCER DURABLES--11.3%

Albany International, Cl. A                                                                     570,000               12,619,800

Alliant Techsystems                                                                             245,000  (a)          11,833,500

IDEX                                                                                            484,000               13,416,480

KB HOME                                                                                         245,000               11,490,500

MSC Industrial Direct Co., Cl. A                                                                700,000  (a)          12,495,000

MagneTek                                                                                      1,317,500  (a,c)         4,624,425

Navistar International                                                                          525,000  (a)          12,405,750

Power-One                                                                                       925,000  (a)           4,551,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER DURABLES (CONTINUED)

Terex                                                                                           700,000  (a)           8,456,000

Titan International                                                                           1,000,000                  860,000

Universal Compression Holdings                                                                  700,000  (a)          12,439,000

                                                                                                                     105,191,455

TECHNOLOGY--13.9%

Aeroflex                                                                                      1,295,000  (a)           7,886,550

Emulex                                                                                          835,000  (a,b)        15,004,950

F5 Networks                                                                                   1,000,000  (a)          13,970,000

Integrated Silicon Solution                                                                   1,720,000  (a,c)         4,730,000

Intersil, Cl. A                                                                                 725,000  (a,b)        11,346,250

Lam Research                                                                                  1,200,000  (a,b)        15,996,000

Lattice Semiconductor                                                                         1,780,000  (a)          13,029,600

NetIQ                                                                                           890,000  (a)          10,964,800

Network Associates                                                                              918,000  (a,b)        13,586,400

PMC-Sierra                                                                                    2,200,000  (a)          12,452,000

Plexus                                                                                          965,000  (a)           9,505,250

                                                                                                                     128,471,800

UTILITIES--5.2%

Arch Coal                                                                                       700,000               13,930,000

DQE                                                                                             480,000                6,480,000

National Fuel Gas                                                                               590,000               11,528,600

OGE Energy                                                                                      350,000                6,079,500

Puget Energy                                                                                    500,000               10,120,000

                                                                                                                      48,138,100

TOTAL COMMON STOCKS

   (cost $1,017,165,564)                                                                                             908,647,544
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.5%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     4,635,000  (d)           4,635,000

Dreyfus Institutional Cash Advantage Plus Fund                                                4,635,000  (d)           4,635,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        4,635,000  (d)           4,635,000

TOTAL OTHER INVESTMENTS

   (cost $13,905,000)                                                                                                 13,905,000


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--.4%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $4,113,205)                                                                          4,113,205                4,113,205
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,035,183,769)                                                            99.8%             926,665,749

CASH AND RECEIVABLES (NET)                                                                           .2%               1,685,704

NET ASSETS                                                                                        100.0%             928,351,453

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE TOTAL
     MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $3,922,936  AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $4,113,205.

(C)  INVESTMENTS IN NON-CONTOLLED AFFILIATES (COST $44,195,502)--SEE NOTE 1(C).

(D)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)



                                                       Cost             Value
--------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $3,922,936)  1,035,183,769  926,665,749

Cash                                                                    3,063,707

Receivable for investment securities sold                              13,663,492

Dividends and interest receivable                                         488,646

Receivable for shares of Common Stock subscribed                          436,645

Prepaid expenses                                                           24,423

                                                                      944,342,662
--------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           1,021,147

Payable for investment securities purchased                             8,282,898

Liability for securities loaned--Note 1(b)                              4,113,205

Payable for shares of Common Stock redeemed                             1,796,988

Accrued expenses                                                          776,971

                                                                       15,991,209
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                        928,351,453
--------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     1,201,696,808

Accumulated investment (loss)--net                                     (2,833,583)

Accumulated net realized gain (loss) on investments                  (161,993,752)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (108,518,020)
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                        928,351,453
--------------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)        35,257,348

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)     26.33

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $20,174 foreign taxes withheld at source)     4,284,422

Income on securities lending                                            17,885

Interest                                                                   110

TOTAL INCOME                                                         4,302,417

EXPENSES:

Management fee--Note 3(a)                                            4,455,057

Shareholder servicing costs--Note 3(b)                               2,565,404

Custodian fees--Note 3(b)                                               38,504

Prospectus and shareholders' reports                                    27,224

Professional fees                                                       22,475

Directors' fees and expenses--Note 3(c)                                 16,228

Loan commitment fees--Note 2                                             9,155

Miscellaneous                                                            1,953

TOTAL EXPENSES                                                       7,136,000

INVESTMENT (LOSS)--NET                                              (2,833,583)
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Unaffiliated issuers                                             (28,529,373)

  Affiliated issuers                                                (2,827,278)

NET REALIZED GAIN (LOSS) ON INVESTMENTS                            (31,356,651)

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                             (25,060,415)

  Affiliated issuers--Note 1(c)                                      1,186,987

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          (23,873,428)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (55,230,079)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (58,063,662)



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (2,833,583)           (6,372,583)

Net realized gain (loss) on investments       (31,356,651)         (118,649,315)

Net unrealized appreciation (depreciation)
   on investments                             (23,873,428)         (168,793,559)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (58,063,662)         (293,815,457)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --           (32,226,352)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 106,362,150           428,218,919

Dividends reinvested                                   --            29,618,704

Cost of shares redeemed                      (193,951,272)         (437,325,473)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (87,589,122)           20,512,150

TOTAL INCREASE (DECREASE) IN NET ASSETS      (145,652,784)         (305,529,659)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,074,004,237         1,379,533,896

END OF PERIOD                                 928,351,453         1,074,004,237
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,869,969            12,943,335

Shares issued for dividends reinvested                 --               908,270

Shares redeemed                                (7,175,851)          (13,543,152)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,305,882)              308,453

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                   Six Months Ended
                                  February 28, 2003                                       Year Ended August 31,
                                                            ------------------------------------------------------------------------

                                         (Unaudited)         2002             2001             2000            1999         1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                        27.85         36.06            40.61            30.35           20.20        25.17

Investment Operations:

Investment (loss)--net                         (.08)(a)      (.16)(a)         (.15)(a)         (.14)(a)        (.13)(a)     (.16)(a)

Net realized and
   unrealized gain (loss)
   on investments                             (1.44)        (7.21)           (3.81)           10.47           10.33        (2.14)

Total from Investment
   Operations                                 (1.52)        (7.37)           (3.96)           10.33           10.20        (2.30)

Distributions:

Dividends from net realized
   gain on investments                           --          (.84)            (.59)            (.07)           (.05)       (2.67)

Net asset value,
   end of period                              26.33         27.85            36.06            40.61           30.35        20.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                              (5.46)(b)    (20.78)           (9.80)           34.07           50.54       (10.82)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .71(b)       1.34             1.29             1.26            1.38         1.39

Ratio of net investment
   (loss) to average net assets                (.28)(b)      (.49)            (.39)            (.37)           (.49)        (.63)

Portfolio Turnover Rate                       19.75(b)      36.24            77.63            76.00          100.40       199.08
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              928,351     1,074,004        1,379,534        1,322,996         358,624      105,550

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to existing shareholders without a sales charge. The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $110 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should
a   borrower   fail   to   return   the   securities   in   a   timely  manner.

(c) Affiliated issuers: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended February 28, 2003:



                                                                 Shares
                                  -------------------------------------------------------------------

                                   Beginning                                                End of         Dividend          Market
Name of issuer                     of Period        Purchases              Sales            Period         Income($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Integrated Silicon
    Solution                       1,600,000          135,000             15,000         1,720,000              --        4,730,000

MagneTek                           1,342,500               --             25,000         1,317,500              --        4,624,425

Meridian
    Resources                      3,131,000               --          3,131,000                --              --               --

                                                                                                     The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $41,577,051 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002, was as follows: long-term capital gains $32,226,352. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, the fund was charged $1,237,516 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $117,066 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $38,504 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended February 28, 2003, the fund derived $135,788 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(f) During the period ended February 28, 2003, the fund incurred total brokerage commissions of $1,072,389, of which $10,667 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003:

                                       Purchases ($)      Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    192,899,960    257,482,939

Affiliated issuers                          434,700     21,145,812

     TOTAL                              193,334,660    278,628,751


At February 28, 2003, accumulated net unrealized depreciation on investments was $108,518,020, consisting of $89,445,470 gross unrealized appreciation and $197,963,490 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus
                        Emerging Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  259SA0203




      Dreyfus
      Midcap Value Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                              Midcap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Midcap Value Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Peter Higgins and Brian Ferguson.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Peter Higgins and Brian Ferguson, Portfolio Managers

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, Dreyfus Midcap Value Fund produced a -2.84% total return.(1) This compares with the -7.96% return provided by the fund's benchmark, the Russell Midcap Value Index (the "Index"), for the same period.(2)

We attribute the fund's negative returns primarily to a stock market that was plagued by corporate governance scandals, geopolitical concerns and deteriorating investor sentiment. However, we are pleased that the fund outperformed its benchmark, primarily due to favorable security selections in the technology, energy and health care areas.

What is the fund's investment approach?

The fund's goal is to surpass the performance of the Index by investing in midcap companies that we believe are inexpensive relative to certain financial measurements of their intrinsic worth, profitability or business prospects

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks for the fund, we emphasize three key factors:
VALUE, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures; BUSINESS HEALTH, as defined by the company's overall efficiency and profitability; and BUSINESS MOMENTUM, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock's price in the near term

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The reporting period was a difficult one for the U.S. stock market, as 2002 marked the third consecutive calendar year of negative returns. Stock market volatility increased, the economy weakened, regulators accused corporate executives of malfeasance and the war on terrorism intensified throughout the reporting period. As a result, individuals sought relatively stable investment alternatives, including higher-quality bonds and real estate. As investor demand for stocks generally waned, prices fell sharply across most industry groups

Historically, lower stock prices have tended to create more compelling investment opportunities for value-oriented investors. Despite more attractive valuations during the reporting period, however, stock prices continued to fall. Stocks kept getting cheaper, hurting the fund's performance.

Nonetheless, the fund's relative performance benefited from our value-oriented stock selection strategy. During the fourth quarter of 2002, many of the fund's holdings met or surpassed analysts' earnings expectations. The fund's strongest returns came from the technology group, where a number of wireless technology companies began to show signs of renewed stability. Electric utilities and energy companies also performed well in late 2002, when natural gas inventories fell below their five-year average and supply-and-demand dynamics improved

Finally, the fund benefited from its health care holdings. Many of these stocks had fallen in early 2002, and as a result, we were able to find a number of companies that we believed had solid business fundamentals but were selling at depressed prices. When the health care group rallied during the fourth quarter of 2002, these stocks helped boost the fund's overall performance.


What is the fund's current strategy?

Our overall strategy continues to focus on individual stock selection. For example, in the financial services group, our stock-picking approach helped us identify a number of property and casualty insurance companies during the reporting period. In our view, insurance companies recently have traded at attractive valuations compared to historical norms, yet they have been able to raise prices to compensate for the increased risk of terrorism. On the other hand, we have limited the fund's exposure to regional banks and avoided thrifts, primarily because we believe that the bulk of home mortgage refinancing activity is behind us.

Our company-by-company analyses have led us to more stocks in certain industry groups and fewer stocks in other groups. As of the end of the reporting period, we have found a number of companies that we believe have attractive valuations in the technology, energy and health care groups, three areas in which the fund continues to have overweighted positions relative to its benchmark. Conversely, we have modestly trimmed the fund' s exposure to transportation and basic industry stocks, mostly because of rising oil prices and lack of demand, respectively.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



COMMON STOCKS--99.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--.7%

UnionBanCal                                                                                     108,800                4,528,256

BASIC INDUSTRIES--5.5%

Agrium                                                                                          143,800                1,544,412

Alcan                                                                                            79,100                2,248,022

Alcoa                                                                                            71,400                1,463,700

Arch Coal                                                                                       165,800                3,299,420

Bowater                                                                                          74,900                2,842,455

FMC                                                                                              41,640  (a)             646,669

IMC Global                                                                                      515,300                4,539,793

International Paper                                                                              88,200                3,089,646

Massey Energy                                                                                   432,180                4,027,918

Nucor                                                                                            83,500                3,473,600

Potash Corporation of Saskatchewan                                                               27,600                1,702,092

Smurfit-Stone Container                                                                         341,300  (a,b)         4,518,812

Timken                                                                                           34,300                  549,829

United States Steel                                                                             278,000                3,230,360

                                                                                                                      37,176,728

BUSINESS AND PUBLIC SERVICES--1.7%

Tenet Healthcare                                                                                638,700  (a)          11,605,179

CAPITAL GOODS--8.9%

Agilent Technologies                                                                            693,100  (a)           9,148,920

Corning                                                                                       1,293,840  (a)           6,365,693

Dana                                                                                            361,140                3,091,358

Deere & Co.                                                                                      95,500                3,951,790

Flowserve                                                                                       181,100  (a)           2,165,956

General Dynamics                                                                                 74,400                4,408,944

Goodrich                                                                                        249,800                3,839,426

Ingersoll-Rand, Cl. A                                                                            50,900                2,008,005

NCR                                                                                             216,100  (a)           4,203,145

Terex                                                                                            83,700  (a)           1,011,096

Waste Management                                                                                142,400                2,833,760

Xerox                                                                                         1,892,730  (a,b)        17,034,570

                                                                                                                      60,062,663


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--.8%

Black & Decker                                                                                   49,000                1,798,300

Masco                                                                                           141,700                2,604,446

Visteon                                                                                         145,300                  922,655

                                                                                                                       5,325,401

CONSUMER NON-DURABLES--2.8%

General Mills                                                                                   136,000  (b)           5,830,320

H.J. Heinz                                                                                       66,700                2,047,690

Kimberly-Clark                                                                                   34,500                1,581,135

Loews Corp--Carolina Group                                                                      126,500                2,707,100

NIKE, Cl. B                                                                                      50,300  (b)           2,332,411

Reader's Digest Association                                                                     229,810                2,484,246

Tyson Foods, Cl. A                                                                              175,940                1,618,648

                                                                                                                      18,601,550

CONSUMER SERVICES--11.1%

Abercrombie & Fitch, Cl. A                                                                      139,650  (a,b)         3,840,375

Barnes & Noble                                                                                  448,435  (a,b)         7,905,909

Best Buy Co.                                                                                     61,700  (a)           1,793,619

Blockbuster, Cl. A                                                                              470,000                7,191,000

Cendant                                                                                         924,900  (a,b)        11,385,519

Clear Channel Communications                                                                    161,800  (a,b)         5,907,318

Gap                                                                                             261,500                3,409,960

Interpublic Group of Companies                                                                  152,700                1,473,555

Limited Brands                                                                                  527,740                6,269,551

MGM MIRAGE                                                                                       48,900  (a)           1,252,818

Metro-Goldwyn-Mayer                                                                             290,200  (a)           2,904,902

Michaels Stores                                                                                 152,200  (a)           3,576,700

Omnicom Group                                                                                    10,900                  577,482

Park Place Entertainment                                                                        705,600  (a)           5,080,320

RadioShack                                                                                      416,300                8,176,132

Rite Aid                                                                                        269,860  (a,b)           647,664

Sabre Holdings                                                                                    4,300  (a)              71,208

Sears, Roebuck and Co.                                                                          142,700  (b)           3,108,006

                                                                                                                      74,572,038

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRICAL AND ELECTRONICS--.9%

Alcatel, ADR                                                                                    818,800                5,805,292

ENERGY--12.9%

Anadarko Petroleum                                                                               87,200                4,018,176

Ashland                                                                                          38,800                1,079,028

Chesapeake Energy                                                                               528,100                4,288,172

Cooper Cameron                                                                                   56,400  (a)           2,932,800

ENSCO International                                                                             129,000                3,609,420

GlobalSantaFe                                                                                   560,127               12,462,826

Grant Prideco                                                                                   389,000  (a)           4,714,680

Halliburton                                                                                     600,900               12,174,234

Kerr-McGee                                                                                      139,800                5,765,352

Nabors Industries                                                                               249,670  (a)           9,899,416

Patterson-UTI Energy                                                                            170,050  (a)           5,635,457

Sunoco                                                                                           45,400                1,606,706

Tidewater                                                                                       130,100                3,983,662

Transocean                                                                                      244,800                5,556,960

Valero Energy                                                                                    84,900                3,311,949

Weatherford International                                                                       151,400  (a)           6,062,056

                                                                                                                      87,100,894

FINANCIAL SERVICES--15.4%

ACE                                                                                             425,500               11,790,605

Aon                                                                                             100,250  (b)           1,949,862

Banknorth Group                                                                                 106,900                2,422,354

Charter One Financial                                                                            53,510                1,546,974

Chubb                                                                                           113,200                5,413,224

Comerica                                                                                          3,600                  147,528

Concord EFS                                                                                     184,800  (a)           2,051,280

Countrywide Financial                                                                            73,400                3,918,826

E*TRADE Group                                                                                 2,436,090  (a)          10,231,578

Everest Re Group                                                                                171,200                9,142,080

Franklin Resources                                                                              109,600                3,580,632

Janus Capital Group                                                                             794,500                9,398,935

KeyCorp                                                                                         166,700                3,955,791

Knight Trading Group                                                                            848,200  (a)           4,130,734

Lehman Brothers Holdings                                                                        160,900                8,909,033

Lincoln National                                                                                 98,000                2,776,340

PMI Group                                                                                       411,900               11,162,490


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

PartnerRe                                                                                        31,200                1,555,320

Prudential Financial                                                                             54,500                1,636,635

Radian Group                                                                                     40,300                1,405,261

TCF Financial                                                                                    56,600                2,373,804

XL Capital, Cl. A                                                                                63,000                4,469,220

                                                                                                                     103,968,506

HEALTH CARE--11.6%

AdvancePCS                                                                                      245,970  (a)           6,874,861

AmerisourceBergen                                                                                31,900  (b)           1,754,500

Anthem                                                                                           97,630  (a)           5,819,724

Bausch & Lomb                                                                                   196,190  (b)           6,042,652

Baxter International                                                                             70,380                1,998,088

Elan, ADR                                                                                       600,200  (a,b)         2,022,674

Express Scripts                                                                                  58,800  (a,b)         3,041,136

HEALTHSOUTH                                                                                     642,470  (a,b)         2,300,043

IVAX                                                                                            576,470  (a,b)         6,508,346

Invitrogen                                                                                      125,532  (a)           3,896,513

King Pharmaceuticals                                                                            221,150  (a)           3,704,263

McKesson                                                                                        489,110               13,029,890

Quest Diagnostics                                                                                93,000  (a)           4,906,680

Shire Pharmaceuticals Group, ADR                                                                600,810  (a)           9,451,342

Watson Pharmaceuticals                                                                          131,500  (a)           4,067,295

WebMD                                                                                           262,230  (a,b)         2,514,786

                                                                                                                      77,932,793

INSURANCE--1.2%

CIGNA                                                                                            60,600                2,603,982

Endurance Specialty Holdings                                                                    161,400                3,712,200

Travelers Property Casualty, Cl. A                                                               98,300                1,538,395

                                                                                                                       7,854,577

LEISURE AND TOURISM--.1%

Mandalay Resort Group                                                                            43,200  (a,b)         1,090,368

MERCHANDISING--.5%

Toys R Us                                                                                       427,400  (a)           3,453,392

TECHNOLOGY--17.7%

ASML Holdings                                                                                 1,301,200  (a)           9,407,676

Accenture, Cl. A                                                                                187,600  (a)           2,877,784

Advanced Micro Devices                                                                          672,700  (a)           3,693,123

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Agere Systems, Cl. A                                                                          2,528,900  (a)           4,071,529

Ascential Software                                                                              400,500  (a)           1,229,535

Avaya                                                                                         1,653,400  (a)           3,620,946

Cadence Design Systems                                                                          266,800  (a)           2,825,412

Celestica                                                                                       190,800  (a)           2,301,048

Computer Associates International                                                               266,500                3,557,775

Computer Sciences                                                                                56,850  (a)           1,777,131

Comverse Technology                                                                             586,400  (a)           5,981,280

DuPont Photomasks                                                                               227,970  (a)           4,760,014

Electronic Data Systems                                                                         617,000                9,606,690

Fairchild Semiconductor International, Cl. A                                                    373,345  (a)           4,539,875

Flextronics International                                                                       972,980  (a)           8,445,466

Infineon Technologies, ADR                                                                      131,800  (a)             852,746

Intergrated Device Technology                                                                   202,800  (a)           1,764,360

JDS Uniphase                                                                                    753,200  (a)           2,161,684

Lam Research                                                                                    199,100  (a)           2,654,003

Parametric Technology                                                                         3,446,130  (a)           7,305,796

Sanmina-SCI                                                                                   1,908,100  (a)           8,204,830

Siebel Systems                                                                                  423,900  (a)           3,658,257

Solectron                                                                                     1,802,980  (a)           5,679,387

Teradyne                                                                                        307,800  (a)           3,567,402

3Com                                                                                          1,694,150  (a)           7,098,489

United Microelectronics                                                                       2,235,820  (a)           7,221,700

                                                                                                                     118,863,938

TELECOMMUNICATIONS--1.2%

Sprint (PCS Group)                                                                            2,016,410  (a,b)         7,984,984

TRANSPORTATION--1.4%

AMR                                                                                             528,000  (a)           1,235,520

Continental Airlines, Cl. B                                                                     330,600  (a)           1,686,060

Delta Air Lines                                                                                 349,230                2,933,532

Norfolk Southern                                                                                169,700                3,234,482

                                                                                                                       9,089,594

UTILITIES--5.1%

AT&T                                                                                             87,300                1,618,542

AT&T Wireless Services                                                                          178,820  (a)           1,056,826

Calpine                                                                                       2,709,470  (a,b)         7,559,421

Citizens Communications                                                                         262,290  (a,b)         2,573,065


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

DTE Energy                                                                                       53,900                2,233,616

Dominion Resources                                                                               57,400                3,093,860

Entergy                                                                                         120,400                5,484,220

Exelon                                                                                           47,800                2,349,370

FirstEnergy                                                                                      97,900                2,888,050

PPL                                                                                              73,600                2,588,512

Western Wireless, Cl. A                                                                         128,300  (a,b)           782,630

Wisconsin Energy                                                                                 90,400                2,065,640

                                                                                                                      34,293,752

TOTAL COMMON STOCKS

   (cost $763,528,192)                                                                                               669,309,905
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.0%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILL;

  1.15%, 3/20/2003

   (cost $87,947)                                                                                88,000                   87,951
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--6.7%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $45,001,902)                                                                        45,001,902               45,001,902
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $808,618,041)                                                             106.2%             714,399,758

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (6.2%)            (41,430,694)

NET ASSETS                                                                                        100.0%             672,969,064

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $35,673,584 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $45,001,902.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $35,673,584)  808,618,041  714,399,758

Cash                                                                   1,190,668

Receivable for investment securities sold                             20,385,872

Dividends and interest receivable                                        652,521

Receivable for shares of Common Stock subscribed                         383,150

Prepaid expenses                                                          17,616

                                                                     737,029,585
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           664,436

Payable for investment securities purchased                          15,143,282

Liability for securities loaned--Note 1(b)                           45,001,902

Payable for shares of Common Stock redeemed                           2,520,037

Accrued expenses                                                        730,864

                                                                     64,060,521
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      672,969,064
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,181,175,946

Accumulated investment (loss)--net                                   (1,743,147)

Accumulated net realized gain (loss) on investments                (412,245,452)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (94,218,283)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      672,969,064
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      39,388,591

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   17.09

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $22,861 foreign taxes withheld at source)     3,032,121

Income on securities lending                                           399,165

Interest                                                                18,185

TOTAL INCOME                                                         3,449,471

EXPENSES:

Management fee--Note 3(a)                                            2,688,569

Shareholder servicing costs--Note 3(b)                               2,341,809

Custodian fees--Note 3(b)                                               51,496

Prospectus and shareholders' reports                                    49,901

Professional fees                                                       23,373

Directors' fees and expenses--Note 3(c)                                 13,864

Registration fees                                                       13,222

Interest expense--Note 2                                                 6,901

Miscellaneous                                                            3,483

TOTAL EXPENSES                                                       5,192,618

INVESTMENT (LOSS)--NET                                              (1,743,147)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (154,730,007)

Net unrealized appreciation (depreciation) on investments          131,780,050

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (22,949,957)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (24,693,104)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (1,743,147)           (5,921,706)

Net realized gain (loss) on investments      (154,730,007)         (231,131,614)

Net unrealized appreciation
   (depreciation) on investments              131,780,050          (137,099,604)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (24,693,104)         (374,152,924)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --           (80,016,419)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  97,839,095           741,602,427

Dividends reinvested                                   --            75,599,704

Cost of shares redeemed                      (200,445,746)         (699,005,667)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (102,606,651)          118,196,464

TOTAL INCREASE (DECREASE) IN NET ASSETS      (127,299,755)         (335,972,879)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           800,268,819         1,136,241,698

END OF PERIOD                                 672,969,064           800,268,819
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,683,137            30,694,164

Shares issued for dividends reinvested                 --             2,931,358

Shares redeemed                               (11,827,626)          (31,252,442)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (6,144,489)            2,373,080

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                 Six Months Ended
                                February 28, 2003                                      Year Ended August 31,
                                                       -----------------------------------------------------------------------------

                                       (Unaudited)          2002               2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                      17.58          26.33              28.11           21.70          15.39        22.23

Investment Operations:

Investment (loss)--net                       (.04)(a)       (.12)(a)           (.06)(a)        (.09)(a)       (.17)(a)     (.06)(a)

Net realized and unrealized
   gain (loss) on investments                (.45)         (6.92)              1.56            7.74           8.26        (5.73)

Total from Investment
   Operations                                (.49)         (7.04)              1.50            7.65           8.09        (5.79)

Distributions:

Dividends from net realized
   gain on investments                         --          (1.71)             (3.28)          (1.24)         (1.78)       (1.05)

Net asset value, end of period              17.09          17.58              26.33           28.11          21.70        15.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            (2.84)(b)     (28.81)              7.02           37.60          55.71       (27.32)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                      .72(b)        1.20               1.15            1.27           1.34         1.29

Ratio of interest expense
   to average net assets                      .00(b,c)       .00(c)             .00(c)          .04            .06          .01

Ratio of net investment (loss)
   to average net assets                     (.24)(b)       (.51)              (.20)           (.38)          (.89)        (.25)

Portfolio Turnover Rate                     76.33(b)      177.31             191.89          242.27         257.23       168.72
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            672,969        800,269          1,136,242         189,044         98,168       80,300

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Midcap Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to existing shareholders without a sales charge. The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $27,867,725 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002, was as follows: ordinary income $80,016,419. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2003 was approximately $733,100 with a related weighted average annualized interest rate of 1.90%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may
make    payments    to

Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, the fund was charged $896,190 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $202,865 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $51,496 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $551,342,391 and $651,078,533, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At February 28, 2003, accumulated net unrealized depreciation on investments was
$94,218,283,   consisting  of  $40,292,966  gross  unrealized  appreciation  and
$134,511,249 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                  For More Information

                        Dreyfus
                        Midcap Value Fund
                        200 Park Avenue

                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  258SA0203




      Dreyfus
      Midcap Value
      Plus Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Midcap Value Plus Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Midcap Value Plus Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Brian Ferguson.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Midcap Value Plus Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced a total return of -5.73%.(1) In comparison, the Russell Midcap Value Index, the fund's benchmark, produced a total return of -7.96% for the same period.(2)

We attribute the fund and market' s performance to negative market forces, including a struggling economy, allegations of corporate misconduct and the threat of escalating hostilities in the Middle East. The fund outperformed its benchmark which we primarily attribute to our value-oriented stock selection strategy within several key areas of the midcap stock market, including the technology, energy and health care groups.

What is the fund's investment approach?

The fund's goal is to exceed the performance of the Russell Midcap Value Index. To pursue this goal, the fund invests primarily in the common stocks of companies whose market capitalizations generally range between $2.5 billion and $35 billion at the time of purchase. However, because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund's holdings may have market capitalizations in excess of $35 billion at any given time.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value-oriented and research-driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research and by focusing on three key factors

*VALUE, or how a stock is priced relative to traditional business performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*BUSINESS   MOMENTUM,  or  the  presence  of  a  catalyst  such  as  corporate restructuring or changes in management that may potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it reaches our target price, is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

During   the   reporting   period,  the  stock  market  continued  to  encounter
difficulties related to a weak economy, ongoing allegations of corporate malfeasance and heightened geopolitical tensions. With so many negative factors in place, investors continued to prefer relatively stable investment alternatives, including higher-quality bonds, money market instruments and real estate.

Despite a relatively brief rally during the fourth quarter of 2002 primarily among growth-oriented stocks, equities within most industry groups and capitalization ranges continued to fall during the reporting period. By early 2003, escalating geopolitical uncertainties -- including concerns over terrorism and a potential war with Iraq -- increased the level of market volatility, and stocks continued to lose value through the first two months of 2003.

Historically, persistent price declines have created opportunities for value-oriented investors to buy fundamentally sound companies at attractive valuations. However, during the reporting period stocks that we believed were already cheap kept getting cheaper. As a result, the fund has not yet benefited from many of its investments in companies that we considered to be fundamentally strong and attractively valued. However, we believe that the quality of the fund' s investments was illustrated during the fourth quarter of 2002, when most of its holdings met or surpassed analysts' earnings expectations.

Although we are never satisfied with negative returns, we are nonetheless pleased that the fund outperformed its benchmark. The fund's strongest returns stemmed from its investments in wireless technology companies, utilities and energy companies, especially natural gas businesses that benefited from favorable supply-and-demand dynamics. Health care stocks also performed relatively well during the reporting period, and the fund has benefited recently from new purchases that we believe have strong fundamentals but were selling at depressed prices.

What is the fund's current strategy?

As of the end of the reporting period, we have identified a number of stocks that we consider to be attractively valued with relatively strong fundamentals. Accordingly, we have modestly increased the number of holdings in the fund, enhancing the level of diversification and spreading investment risk across a greater number of stocks and industry groups.

We have emphasized stocks within the technology, energy, health care and financial sectors. Of these four groups, we have most recently increased our exposure to financial stocks, specifically property and casualty insurance companies. In our view, these stocks should continue to benefit from growing demand for insurance products and favorable pricing trends amid rising terrorism concerns.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   ()Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP VALUE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--97.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.3%

UnionBanCal                                                                                       1,950                   81,159

BASIC INDUSTRIES--4.3%

Alcan                                                                                             1,550                   44,051

Alcoa                                                                                             1,400                   28,700

International Paper                                                                               1,700                   59,551

Nucor                                                                                             1,400                   58,240

Potash Corporation of Saskatchewan                                                                  750                   46,252

Smurfit-Stone Container                                                                           2,350  (a)              31,114

                                                                                                                         267,908

BUSINESS AND PUBLIC SERVICES--1.6%

Tenet Healthcare                                                                                  5,300  (a)              96,301

CAPITAL GOODS--7.3%

Agilent Technologies                                                                              4,800  (a)              63,360

Deere & Co.                                                                                       1,760                   72,829

General Dynamics                                                                                    500                   29,630

Ingersoll-Rand, Cl. A                                                                             1,290                   50,890

Waste Management                                                                                  2,650                   52,735

Xerox                                                                                            19,760  (a)             177,840

                                                                                                                         447,284

CONSUMER DURABLES--.7%

Masco                                                                                             2,320                   42,642

CONSUMER NON-DURABLES--5.4%

General Mills                                                                                     2,700                  115,749

H.J. Heinz                                                                                        1,400                   42,980

Kimberly-Clark                                                                                      700                   32,081

Loews Corp-Carolina Group                                                                         2,350                   50,290

NIKE, Cl. B                                                                                       1,000                   46,370

Reader's Digest Association                                                                       1,450                   15,675

Tyson Foods, Cl. A                                                                                3,510                   32,292

                                                                                                                         335,437

CONSUMER SERVICES--12.1%

Abercrombie & Fitch, Cl. A                                                                        1,740  (a)              47,850

Barnes & Noble                                                                                    2,780                   49,011

Blockbuster, Cl. A                                                                                2,100                   32,130

Cendant                                                                                          12,010  (a)             147,843


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Clear Channel Communications                                                                      3,800  (a)             138,738

Gap                                                                                               4,700                   61,288

Limited Brands                                                                                    4,079                   48,459

Metro-Goldwyn-Mayer                                                                               5,700  (a)              57,057

Omnicom Group                                                                                       200                   10,596

Park Place Entertainment                                                                          4,660  (a)              33,552

RadioShack                                                                                        3,100                   60,884

Sears, Roebuck and Co.                                                                            2,700                   58,806

                                                                                                                         746,214

ENERGY--11.3%

Anadarko Petroleum                                                                                1,640                   75,571

Cooper Cameron                                                                                    1,090  (a)              56,680

ENSCO International                                                                               2,450                   68,551

GlobalSantaFe                                                                                     4,396                   97,811

Halliburton                                                                                       4,100                   83,066

Kerr-McGee                                                                                        1,500                   61,860

Nabors Industries                                                                                 1,710  (a)              67,802

Sunoco                                                                                              820                   29,020

Transocean                                                                                        1,440                   32,688

Valero Energy                                                                                     1,510                   58,905

Weatherford International                                                                         1,600  (a)              64,064

                                                                                                                         696,018

FINANCIAL SERVICES--17.8%

ACE                                                                                               3,600                   99,756

Aon                                                                                               1,910                   37,149

Banknorth Group                                                                                   1,900                   43,054

Charter One Financial                                                                             1,145                   33,102

Chubb                                                                                               500                   23,910

Comerica                                                                                            100                   4,098

Countrywide Financial                                                                             1,400                   74,746

E*TRADE Group                                                                                    16,500  (a)              69,300

Everest Re Group                                                                                    850                   45,390

Franklin Resources                                                                                2,440                   79,715

Janus Capital Group                                                                               4,070                   48,148

KeyCorp                                                                                           2,950                   70,003

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Knight Trading Group                                                                              6,270  (a)              30,535

Lehman Brothers Holdings                                                                          2,110                  116,831

Lincoln National                                                                                  2,100                   59,493

PMI Group                                                                                         3,400                   92,140

Prudential Financial                                                                              1,000                   30,030

TCF Financial                                                                                     1,100                   46,134

XL Capital, Cl. A                                                                                 1,290                   91,513

                                                                                                                       1,095,047

HEALTH CARE--10.8%

AmerisourceBergen                                                                                   700                   38,500

Anthem                                                                                            1,310  (a)              78,089

Bausch & Lomb                                                                                     3,480                  107,184

Express Scripts                                                                                   1,300  (a)              67,236

IVAX                                                                                              6,650  (a)              75,078

McKesson                                                                                          3,650                   97,236

Shire Pharmaceuticals Group, ADR                                                                  5,900  (a)              92,813

Watson Pharmaceuticals                                                                            2,630  (a)              81,346

WebMD                                                                                             3,200  (a)              30,688

                                                                                                                         668,170

INSURANCE--2.5%

CIGNA                                                                                             1,300                   55,861

Endurance Specialty Holdings                                                                      3,100                   71,300

Travelers Property Casualty, Cl. A                                                                1,900                   29,735

                                                                                                                         156,896

MERCHANDISING--.2%

Toys R Us                                                                                         1,340  (a)              10,827

TECHNOLOGY--11.3%

ASML Holdings                                                                                     7,700  (a)              55,671

Accenture, Cl. A                                                                                  3,450  (a)              52,923

Agere Systems, Cl. A                                                                             19,780  (a)              31,846

Ascential Software                                                                                7,880  (a)              24,192

Celestica                                                                                         3,800  (a)              45,828

Computer Associates International                                                                 4,890                   65,282

Comverse Technology                                                                               5,100  (a)              52,020

Electronic Data Systems                                                                           5,850                   91,084

Flextronics International                                                                         7,600  (a)              65,968


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Infineon Technologies, ADR                                                                        2,840  (a)              18,375

JDS Uniphase                                                                                     15,800  (a)              45,346

Parametric Technology                                                                            16,760  (a)              35,531

Sanmina-SCI                                                                                       5,480  (a)              23,564

3Com                                                                                             12,960  (a)              54,302

United Microelectronics                                                                          11,100  (a)              35,853

                                                                                                                         697,785

TELECOMMUNICATIONS--.8%

Sprint (PCS Group)                                                                               12,000  (a)              47,520

TRANSPORTATION--1.5%

AMR                                                                                               2,120  (a)               4,961

Delta Air Lines                                                                                   2,990                   25,116

Norfolk Southern                                                                                  3,200                   60,992

                                                                                                                          91,069

UTILITIES--8.4%

AT&T                                                                                              1,700                   31,518

Calpine                                                                                          15,890  (a)              44,333

Citizens Communications                                                                           4,700  (a)              46,107

DTE Energy                                                                                        1,000                   41,440

Dominion Resources                                                                                1,100                   59,290

Entergy                                                                                           2,300                  104,765

Exelon                                                                                              900                   44,235

FirstEnergy                                                                                       1,850                   54,575

PPL                                                                                               1,400                   49,238

Wisconsin Energy                                                                                  1,700                   38,845

                                                                                                                         514,346

TOTAL COMMON STOCKS
   (cost $6,633,372)                                                                                                   5,994,623
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,633,372)                                                                 97.3%              5,994,623

CASH AND RECEIVABLES (NET)                                                                           2.7%                166,602

NET ASSETS                                                                                         100.0%              6,161,225

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,633,372    5,994,623

Receivable for investment securities sold                               424,324

Dividends receivable                                                      7,928

Prepaid expenses                                                          3,522

                                                                      6,430,397
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             5,030

Cash overdraft due to Custodian                                          62,609

Payable for investment securities purchased                             183,016

Payable for shares of Common Stock redeemed                               1,474

Accrued expenses                                                         17,043

                                                                        269,172
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,161,225
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       8,616,968

Accumulated investment (loss)--net                                      (12,842)

Accumulated net realized gain (loss) on investments                  (1,804,152)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (638,749)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,161,225
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)         734,533

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)    8.39

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $123 foreign taxes withheld at source)           32,868

Interest                                                                   618

TOTAL INCOME                                                            33,486

EXPENSES:

Investment advisory fee--Note 3(a)                                      23,164

Auditing fees                                                           14,877

Shareholder servicing costs--Note 3(b)                                  13,833

Custodian fees--Note 3(b)                                                7,988

Registration fees                                                        7,218

Prospectus and shareholders' reports                                     6,743

Directors' fees and expenses--Note 3(c)                                    170

Legal fees                                                                  46

Miscellaneous                                                            1,014

TOTAL EXPENSES                                                          75,053

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (28,725)

NET EXPENSES                                                            46,328

INVESTMENT (LOSS)--NET                                                 (12,842)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (821,380)

Net unrealized appreciation (depreciation) on investments              445,436

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (375,944)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (388,786)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (12,842)              (37,115)

Net realized gain (loss) on investments          (821,380)             (982,625)

Net unrealized appreciation
   (depreciation) on investments                  445,436              (951,765)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (388,786)           (1,971,505)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                 --               (2,060)

Net realized gain on investments                       --              (13,386)

TOTAL DIVIDENDS                                        --              (15,446)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                     999,827            9,274,180

Dividends reinvested                                   --               14,409

Cost of shares redeemed                          (881,386)          (2,927,014)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                118,441            6,361,575

TOTAL INCREASE (DECREASE) IN NET ASSETS          (270,345)           4,374,624
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,431,570            2,056,946

END OF PERIOD                                   6,161,225            6,431,570
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       115,508              812,759

Shares issued for dividends reinvested                 --                1,221

Shares redeemed                                  (103,804)            (265,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,704              548,020

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                        Six Months Ended
                                                                       February 28, 2003              Year  Ended August 31,
                                                                                                ---------------------------------

                                                                              (Unaudited)              2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                8.90              11.77         12.50

Investment Operations:

Investment (loss)--net                                                              (.02)(b)           (.08)(b)      (.00)(b,c)

Net realized and unrealized
   gain (loss) on investments                                                       (.49)             (2.73)         (.73)

Total from Investment Operations                                                    (.51)             (2.81)         (.73)

Distributions:

Dividends from investment income--net                                                 --               (.01)           --

Dividends from net realized gain on investments                                       --               (.05)           --

Total Distributions                                                                   --               (.06)           --

Net asset value, end of period                                                      8.39               8.90         11.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   (5.73)(d)         (24.00)        (5.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .74(d)            1.50           .26(d)

Ratio of net investment
   (loss) to average net assets                                                     (.21)(d)           (.74)         (.02)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                           .46(d)            1.81          1.00(d)

Portfolio Turnover Rate                                                            72.92(d)          146.66         35.82(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              6,161              6,432         2,057

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Midcap Value Plus Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The Boston Company Asset Management, LLC (" TBCAM" ), an affiliate of Dreyfus, serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $22,303 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 was as follows: ordinary income $15,446. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2002 through August 31, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest expense, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $28,725 during the period ended February 28, 2003.


Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, the fund was charged $7,721 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $3,142 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $7,988 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $4,485,260 and $4,657,038, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was $638,749, consisting of $239,129 gross unrealized appreciation and $877,878 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES


                  For More Information

                        Dreyfus
                        Midcap Value Plus Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        The Boston Company Asset
                        Management, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  017SA0203




      Dreyfus Large Company
      Value Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Financial Futures

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                       Large Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Large Company Value Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Large Company Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced a total return of -10.85% .(1) In comparison, the fund's benchmark, the Russell 1000 Value Index, produced a total return of -7.80% for the same period.(2

We attribute these results to a generally weaker than expected U.S. economy and uncertainties regarding the possibility of war with Iraq. The fund underperformed its benchmark largely because of the fund's bias in favor of stocks that we believed were positioned to benefit from improving economic conditions. Double-dip recession concerns caused these stocks to fail to advance during the reporting period.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it normally invests at least 80% of its total assets in large-capitalization stocks. Large-capitalization stocks are those with a market capitalization in excess of $5 billion at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those issued in initial public offerings.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large companies with strong positions in their industries and a catalyst that can trigger a price increase, such as a corporate restructuring or a change in management. The portfolio managers use fundamental analysis to create a broadly diversified value portfolio, normally with a weighted average P/E ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. The manager selects stocks based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*    FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio manager believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

What other factors influenced the fund's performance?

Although the U.S. economy showed signs of modest growth during the reporting period, stocks came under pressure amid widespread concerns about the sustainability of the recovery and uncertainties regarding a possible war with Iraq. In addition, weaker than expected levels of consumer spending took a heavy toll on many consumer discretionary stocks, an area the fund emphasized in expectation of an improving economy. Many of the fund's holdings among retailers such as Sears, Jones Apparel Group and May Department Stores suffered steep declines when the companies reported disappointing earnings or other unexpected business problems. In some cases, the fund sought to lessen the impact of such developments by selling a stock when the company's problems became apparent. Nevertheless, consumer discretionary stocks weighed more heavily on the fund's relative performance than any other industry group.

The fund' s performance relative to its benchmark also suffered in the telecommunications sector, an area the fund largely avoided because of what we believed were poor business fundamentals and weak balance sheets. This underweighted position hurt the fund in fall 2002, when a brief speculative rally drove prices of many of the sector' s issues sharply higher. Though telecommunications stocks drifted back down during the first two months of 2003, they did not quite reach pre-rally levels at the end of the reporting period. Finally, among financials, the fund's emphasis on companies that we considered to be positioned to benefit from economic growth, such as The Bank of New York, were hurt by the widespread financial market malaise that prevailed during the reporting period.


On the other hand, the fund achieved better than average results in the energy area. Returns benefited from strong individual stock selections among exploration and production companies, such as Anadarko Petroleum and Ocean Energy. The fund also gained ground in the energy sector from opportunistic purchases and sales designed to take advantage of price volatility in such stocks as Schlumberger Limited and ChevronTexaco.

What is the fund's current strategy?

As of the end of the reporting period, our disciplined investment process has led us to emphasize stocks that we believe are well-positioned for greater earnings and cash flow growth in a gradually improving economic environment. We have found what we believe are a relatively large number of such opportunities in the materials and processing, technology and consumer discretionary groups. Conversely, we have found relatively few stocks meeting our investment criteria in the utilities and consumer staples areas.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)




COMMON STOCKS--95.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--12.6%

Bank of America                                                                                  27,000                1,869,480

Bank of New York                                                                                 25,000                  569,500

Bank One                                                                                         17,800                  641,334

Banknorth Group                                                                                  14,000                  317,240

FleetBoston Financial                                                                            36,300                  891,528

Sovereign Bancorp                                                                                23,000                  312,340

U.S. Bancorp                                                                                     28,000                  585,760

Washington Mutual                                                                                18,000                  621,540

Wells Fargo & Co.                                                                                31,600                1,433,060

                                                                                                                       7,241,782

CONSUMER DISCRETIONARY--14.0%

AOL Time Warner                                                                                  40,000  (a)             452,800

Best Buy                                                                                          6,000  (a)             174,420

Carnival                                                                                         26,000                  597,220

Clear Channel Communications                                                                     13,100  (a)             478,281

Comcast, Cl. A                                                                                   30,204  (a)             882,561

Disney (Walt)                                                                                    43,500                  742,110

General Motors                                                                                    9,000                  303,930

Home Depot                                                                                        8,000                  187,600

Jones Apparel Group                                                                              17,500  (a)             496,300

Lamar Advertising                                                                                 9,000  (a)             282,330

Liberty Media, Cl. A                                                                             65,200  (a)             599,188

Liz Claiborne                                                                                    20,800                  586,560

Magna International, Cl. A                                                                        3,000                  168,090

May Department Stores                                                                            14,000                  274,680

McDonald's                                                                                       32,100                  436,881

Target                                                                                           22,400                  641,760

Viacom, Cl. B                                                                                    20,000  (a)             742,600

                                                                                                                       8,047,311

CONSUMER STAPLES--4.0%

Altria Group                                                                                     15,200                  587,480

Dean Foods                                                                                        9,000  (a)             379,530

Dial                                                                                              9,000                  163,710

Kimberly-Clark                                                                                    7,300                  334,559

Kraft Foods                                                                                       8,100                  239,841


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

PepsiCo                                                                                           8,800                  337,216

UST                                                                                               9,500                  273,885

                                                                                                                       2,316,221
ENERGY--10.8%

Anadarko Petroleum                                                                               13,600                  626,688

Exxon Mobil                                                                                      92,442                3,144,877

Ocean Energy                                                                                     64,400                1,292,508

Schlumberger Limited                                                                             20,000                  832,200

Transocean                                                                                       14,000                  317,800

                                                                                                                       6,214,073
FINANCE--21.7%

American Express                                                                                 39,400                1,323,052

American International Group                                                                     47,129                2,322,988

Citigroup                                                                                        72,207                2,407,381

Countrywide Financial                                                                             9,700                  517,883

Fannie Mae                                                                                       12,200                  782,020

Freddie Mac                                                                                      15,700                  858,005

Goldman Sachs Group                                                                               3,000                  208,350

Household International                                                                          11,000                  307,230

J.P. Morgan Chase & Co.                                                                          14,800                  335,664

MBNA                                                                                             26,500                  367,025

Marsh & McLennan Cos.                                                                             9,000                  366,300

Morgan Stanley                                                                                   26,400                  972,840

SLM                                                                                               2,200                  239,690

St. Paul Cos.                                                                                     8,800                  271,568

Travelers Property Casualty, Cl. A                                                               51,860                  811,609

Travelers Property Casualty, Cl. B                                                                5,876                  93,429

XL Capital, Cl. A                                                                                 4,000                  283,760

                                                                                                                      12,468,794

HEALTH CARE--5.2%

Anthem                                                                                            4,900  (a)             292,089

Bard (C.R.)                                                                                       6,000                  354,600

Bristol-Myers Squibb                                                                             14,200                  330,860

HCA                                                                                               7,100                  292,804

King Pharmaceuticals                                                                             18,000  (a)             301,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Merck & Co.                                                                                      16,500                  870,375

WellPoint Health Networks                                                                         4,000  (a)             272,040

Wyeth                                                                                             8,000                  282,000

                                                                                                                       2,996,268

INDUSTRIALS--5.0%

Boeing                                                                                           14,000                  385,840

CSX                                                                                              11,000                  295,460

Caterpillar                                                                                       9,000                  423,000

Emerson Electric                                                                                 10,000                  470,700

Norfolk Southern                                                                                 13,800                  263,028

Raytheon                                                                                         11,000                  297,880

3M                                                                                                1,400                  175,518

Tyco International                                                                               19,000                  281,200

United Technologies                                                                               5,000                  292,900

                                                                                                                       2,885,526

INFORMATION TECHNOLOGY--8.0%

Accenture, Cl. A                                                                                 25,500  (a)             391,170

Computer Sciences                                                                                10,000  (a)             312,600

EMC                                                                                              40,000  (a)             295,600

Flextronics International                                                                        50,000  (a)             434,000

Hewlett Packard                                                                                  49,790                  789,172

International Business Machines                                                                  13,300                1,036,735

Motorola                                                                                         42,600                  358,692

NVIDIA                                                                                           22,000  (a)             277,640

Novellus Systems                                                                                  9,000  (a)             262,350

Oracle                                                                                           35,000  (a)             418,600

                                                                                                                       4,576,559

MATERIALS--7.6%

Alcoa                                                                                            15,200                  311,600

Boise Cascade                                                                                    22,300                  537,876

Dow Chemical                                                                                     40,430                1,103,739

du Pont (E.I.) de Nemours                                                                        11,800                  432,706

International Paper                                                                              23,500                  823,205

PPG Industries                                                                                    7,000                  324,800

Praxair                                                                                           7,000                  369,950

Weyerhaeuser                                                                                      9,500                  473,575

                                                                                                                       4,377,451


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES--4.8%

BellSouth                                                                                        38,500                  834,295

SBC Communications                                                                               51,758                1,076,566

Verizon Communications                                                                           25,000                  864,500

                                                                                                                       2,775,361

UTILITIES--1.7%

Exelon                                                                                           11,300                  555,395

Progress Energy                                                                                  10,000                  389,000

                                                                                                                         944,395

TOTAL COMMON STOCKS

   (cost $58,352,401)                                                                                                 54,843,741
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.13%, 3/6/2003                                                                            1,290,000                1,289,871

   1.13%, 3/13/2003                                                                             101,000  (b)             100,967

   1.14%, 3/20/2003                                                                             551,000                  550,691

   1.20%, 3/27/2003                                                                             621,000                  620,509

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,561,890)                                                                                                   2,562,038
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $60,914,291)                                                               99.9%              57,405,779

CASH AND RECEIVABLES (NET)                                                                           .1%                  35,070

NET ASSETS                                                                                        100.0%              57,440,849

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

February 28, 2003 (Unaudited)



                                            Market Value                                                         Unrealized
                                              Covered by                                                      (Depreciation)
                                               Contracts         Contracts ($)           Expiration         at 2/28/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES PURCHASED

Standard & Poor's 500                                  3              630,675            March 2003                 (34,688)



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  60,914,291  57,405,779

Cash                                                                     58,918

Dividends and interest receivable                                        99,085

Receivable for futures variation margin--Note 4                           2,025

Receivable for shares of Common Stock subscribed                            956

Prepaid expenses                                                          2,080

                                                                     57,568,843
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            54,363

Payable for shares of Common Stock redeemed                              34,883

Accrued expenses                                                         38,748

                                                                        127,994
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,440,849
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      67,745,812

Accumulated undistributed investment income--net                        228,441

Accumulated net realized gain (loss) on investments                  (6,990,205)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($34,688) net unrealized
  (depreciation) on financial futures]                               (3,543,199)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,440,849
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       4,061,586

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.14

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         632,725

Interest                                                                14,885

Income on securities lending                                               535

TOTAL INCOME                                                           648,145

EXPENSES:

Management fee--Note 3(a)                                              233,685

Shareholder servicing costs--Note 3(b)                                 136,967

Professional fees                                                       16,177

Prospectus and shareholders' reports                                    13,240

Custodian fees--Note 3(b)                                                7,339

Registration fees                                                        6,885

Directors' fees and expenses--Note 3(c)                                  3,811

Miscellaneous                                                            1,423

TOTAL EXPENSES                                                         419,527

INVESTMENT INCOME--NET                                                 228,618
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,349,067)

Net realized gain (loss) on financial futures                          323,782

NET REALIZED GAIN (LOSS)                                            (4,025,285)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($34,688) net unrealized
  (depreciation) on financial futures]                              (3,524,856)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,550,141)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (7,321,523)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            228,618               526,765

Net realized gain (loss) on investments        (4,025,285)           (2,756,635)

Net unrealized appreciation
   (depreciation) on investments               (3,524,856)           (9,134,675)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (7,321,523)          (11,364,545)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (523,888)             (432,223)

Net realized gain on investments                       --            (4,668,869)

TOTAL DIVIDENDS                                  (523,888)           (5,101,092)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   2,864,942            11,499,392

Dividends reinvested                              508,603             4,947,410

Cost of shares redeemed                        (6,655,052)          (17,475,827)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,281,507)           (1,029,025)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,126,918)          (17,494,662)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            68,567,767            86,062,429

END OF PERIOD                                  57,440,849            68,567,767

Undistributed investment income--net              228,441               523,711
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       189,508               636,039

Shares issued for dividends reinvested             32,983               273,187

Shares redeemed                                  (448,367)             (989,328)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (225,876)              (80,102)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                             Six Months Ended
                            February 28, 2003         Year Ended     Ten Months Ended                     Year Ended October 31,
                                                                                               -------------------------------------
                                   (Unaudited)   August 31, 2002      August 31, 2001(a)  2000       1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                  15.99         19.70                22.51          24.04        21.23       21.35      18.05

Investment Operations:

Investment income--net                    .05(b)        .12(b)               .12(b)         .09(b)       .13(b)      .09        .07

Net realized and unrealized
   gain (loss) on investments           (1.77)        (2.64)               (1.71)          1.42         2.77         .91       4.33

Total from Investment
   Operations                           (1.72)        (2.52)               (1.59)          1.51         2.90        1.00       4.40

Distributions:

Dividends from investment
   income--net                           (.13)         (.10)                (.12)          (.13)        (.09)       (.06)      (.11)

Dividends from net realized
   gain on investments                     --         (1.09)               (1.10)         (2.91)          --       (1.06)      (.99)

Total Distributions                      (.13)        (1.19)               (1.22)         (3.04)        (.09)      (1.12)     (1.10)

Net asset value, end of period          14.14         15.99                19.70          22.51        24.04       21.23      21.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                       (10.85)(c)    (13.49)               (7.29)(c)       7.11        13.71        4.83      25.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                  .67(c)       1.25                  .99(c)        1.22         1.25        1.24       1.22

Ratio of interest expense and
   dividends on securities sold
   short to average net assets             --           .00(d)               .00(c,d)       .01          .01          --         --

Ratio of net investment income
   to average net assets                  .36(c)        .66                  .59(c)         .43          .55         .36        .41

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                 --            --                   --             --           --          --        .06

Portfolio Turnover Rate                 28.03(c)      50.61                89.62(c)      152.15       141.99      156.72     110.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                         57,441        68,568               86,062         94,468      121,861     135,812    161,960

(A) THE FUND CHANGED ITS FISCAL YEAR FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Large Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending trans-

action. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,306,769 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002, was as follows: ordinary income $2,182,510 and long-term capital gains $2,918,582. The tax character of current year distributions, will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or
emergency    purposes,    including     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, the fund was charged $77,895 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $29,428 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $7,339 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(E) During the period ended February 28, 2003, the fund incurred total brokerage commissions of $72,684, of which $120 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 28, 2003:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                        17,012,281  22,283,588

Short sale transactions                     452,726     282,931

     TOTAL                               17,465,007  22,566,519

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At February 28, 2003, there were no Securities Sold Short.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2003, are set forth in the Statement of Financial Futures.

At February 28, 2003, accumulated net unrealized depreciation on investments was
$3,508,512,   consisting   of   $4,620,299  gross  unrealized  appreciation  and
$8,128,811 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                      For More Information

                        Dreyfus Large Company
                        Value Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  251SA0203



      Dreyfus
      Small Company
      Value Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                  Small Company
                                                                     Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Small Company Value Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Peter Higgins.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Peter Higgins, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced a total return of -7.97%.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of -8.50% for the same period.(2)

We attribute the fund' s performance primarily to an investment environment plagued by corporate governance scandals, geopolitical concerns and deteriorating investor sentiment. However, we are pleased that the fund outperformed its benchmark, primarily due to our individual stock selection strategy.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, it normally invests at least 80% of its assets in stocks of companies with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign
issuers,   including  those  purchased  in  initial  public  offerings  (IPOs)

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. When selecting stocks, we emphasize three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures; BUSINESS HEALTH, or the overall efficiency and profitability as measured by return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The reporting period was a difficult one for small-cap stocks, as 2002 marked the third consecutive year of negative returns. Small-cap stocks were especially affected by a relative lack of investor participation. Stock market volatility increased, the economy weakened, regulators have accused corporate executives of malfeasance and the war on terrorism has intensified throughout the reporting period. As a result, investors generally shunned riskier assets, such as stocks, in favor of more stable investment alternatives, including higher-quality bonds and real estate. As investor demand for small-cap stocks generally waned, prices fell sharply across most industry groups.

Historically, lower stock prices have tended to create more compelling investment opportunities for value-oriented investors. Despite lower valuations during the reporting period, stock prices continued to fall. Stocks kept getting cheaper, which hurt the fund's overall performance.

In addition, rising oil prices hindered the performance of the fund' s transportation stocks. Chemical stocks fell sharply due to the slower economy and the rising price of oil, which for many chemical companies is a key raw material. We trimmed the fund's exposure to these areas throughout the reporting period in an effort to protect the fund from further losses.

Although we are never satisfied with negative returns, we are nonetheless pleased that the fund outperformed its benchmark. The fund' s relative performance was particularly strong during the fourth quarter of 2002, when most of the fund's holdings met or beat analysts' earnings expectations. In addition, many technology stocks that had previously suffered sharp declines enjoyed a rebound during the reporting period. The fund's performance was boosted by its slightly greater exposure to technology stocks than its benchmark for most of the reporting period. We also placed relatively heavy emphasis on energy stocks, particularly natural gas companies. These stocks performed well due to rising oil and gas prices amid the general strike in Venezuela and widespread concerns regarding a potential war with Iraq.


What is the fund's current strategy?

We continue to look for individual companies in out-of-favor industries that we believe have compelling valuations and relatively strong business fundamentals.

We recently have found more of these types of stocks within the financial services group, where we are favoring insurance stocks that have benefited from favorable pricing trends. In addition, as value managers, we historically have not found many investment opportunities within the health care sector. However, when health care stocks sold off in early 2002 and reached what we regarded as attractive valuations, we increased our exposure to this area. On the other hand, we have recently trimmed the fund's technology and consumer stocks, and have maintained an overweighted position in energy stocks. As always, we plan to monitor the fund closely and may adjust the portfolio's composition as market
conditions    evolve.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)




COMMON STOCKS--100.1%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--4.7%

Agrium                                                                                           49,300                  529,482

Arch Coal                                                                                        91,700                1,824,830

FMC                                                                                              51,900  (a)             806,007

GrafTech International                                                                          219,700  (a)             773,344

Massey Energy                                                                                   126,700                1,180,844

PolyOne                                                                                         266,400                1,020,312

Timken                                                                                           13,100                  209,993

                                                                                                                       6,344,812

CAPITAL GOODS--8.0%

Arris Group                                                                                     207,585  (a)             996,408

Avid Technology                                                                                  32,300  (a)             671,517

Collins & Aikman                                                                                381,200  (a)           1,692,528

Cummins                                                                                          20,500                  491,385

Flowserve                                                                                       127,300  (a)           1,522,508

Hollywood Entertainment                                                                         148,000  (a)           2,080,880

MasTec                                                                                          262,500  (a)             396,375

Navistar International                                                                           47,100  (a)           1,112,973

Terex                                                                                           135,900  (a)           1,641,672

Wolverine Tube                                                                                   80,200  (a)             328,820

                                                                                                                      10,935,066

CONSUMER DURABLES--3.3%

BE Aerospace                                                                                    137,100  (a)             294,765

Champion Enterprises                                                                            433,400  (a,b)           892,804

Fleetwood Enterprises                                                                            38,100  (a,b)           154,305

Furniture Brands International                                                                   45,100  (a)             821,271

InFocus                                                                                         138,200  (a)             836,110

Nautilus Group                                                                                  101,200  (b)           1,485,616

                                                                                                                       4,484,871

CONSUMER NON-DURABLES--7.0%

Acclaim Entertainment                                                                           607,500  (a,b)           328,050

Department 56                                                                                   141,400  (a)           1,555,400

Interstate Bakeries                                                                              56,700                  543,753

Intertape Polymer Group                                                                         137,900  (a)             699,153

Midway Games                                                                                    386,550  (a,b)         1,159,650

ProQuest                                                                                        117,100  (a)           2,203,822


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

THQ                                                                                             191,400  (a)           2,336,994

Tommy Hilfiger                                                                                  122,300  (a)             766,821

                                                                                                                       9,593,643

CONSUMER SERVICES--14.3%

Action Performance Cos.                                                                          29,200                  481,800

Barnes & Noble                                                                                   64,100  (a)           1,130,083

Big 5 Sporting Goods                                                                             58,600  (a)             570,764

CSK Auto                                                                                        130,800  (a)           1,145,808

EarthLink                                                                                       237,600  (a)           1,180,872

Finlay Enterprises                                                                              108,350  (a)           1,322,953

Fleming Cos.                                                                                     48,800  (b)             101,016

Footstar                                                                                        136,200  (a)           1,182,216

GameStop                                                                                         64,800  (a)             680,400

Information Resources                                                                           326,700  (a)             561,924

Jack in the Box                                                                                  31,100  (a)             513,461

Kforce                                                                                          182,400  (a)             437,760

Linens 'n Things                                                                                 23,700  (a)             549,840

Men's Wearhouse                                                                                  59,700  (a)             847,740

OfficeMax                                                                                       573,500  (a)           2,747,065

Pittston Brink's Group                                                                           16,000                  226,720

Rite Aid                                                                                        329,400  (a)             790,560

Scholastic                                                                                       30,100  (a)             706,146

Six Flags                                                                                       119,500  (a)             645,300

Spherion                                                                                         23,600  (a)             143,252

Stewart Enterprises, Cl. A                                                                      165,500  (a)             527,945

Tetra Tech                                                                                       59,000  (a)             776,440

Wet Seal, Cl. A                                                                                  77,600  (a)             540,872

Young Broadcasting, Cl. A                                                                        62,300  (a)             767,536

Zale                                                                                             31,100  (a)             953,215

                                                                                                                      19,531,688

ENERGY--10.8%

Chesapeake Energy                                                                               280,900                2,280,908

Giant Industries                                                                                 16,200  (a)              64,800

Global Industries                                                                               321,000  (a)           1,380,300

Grant Prideco                                                                                     8,300  (a)             100,596

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Horizon Offshore                                                                                 93,800  (a)             360,192

Key Energy Services                                                                             232,500  (a)           2,441,250

Parker Drilling                                                                                 471,300  (a)           1,168,824

Patterson-UTI Energy                                                                             57,510  (a)           1,905,881

Pride International                                                                              14,700  (a)             213,150

Tesoro Petroleum                                                                                332,000  (a)           1,776,200

Trico Marine Services                                                                           509,800  (a)           1,340,774

Veritas DGC                                                                                     214,600  (a)           1,706,070

                                                                                                                      14,738,945

FINANCIAL SERVICES--14.8%

Ameritrade Holding                                                                              200,800  (a)           1,014,040

Chicago Mercantile Exchange                                                                       6,950                  299,198

Delphi Financial Group, Cl. A                                                                    18,800                  692,780

E*TRADE Group                                                                                   604,200  (a)           2,537,640

Erie Indemnity, Cl. A                                                                            27,800                1,011,920

Everest Re Group                                                                                 77,400                4,133,160

First Niagara Financial Group                                                                    42,200                  470,952

Infinity Property & Casualty                                                                     40,870                  655,963

Knight Trading Group                                                                            315,700  (a)           1,537,459

Montpelier Re Holdings                                                                           39,950                1,067,065

PMA Capital, Cl. A                                                                               63,400                  624,490

PartnerRe                                                                                        45,300                2,258,205

Platinum Underwriters Holdings                                                                   62,800                1,428,700

Safety Insurance Group                                                                           62,600                  834,458

SoundView Technology Group                                                                      636,200  (a)             807,974

Webster Financial                                                                                22,700                  808,120

                                                                                                                      20,182,124

HEALTH CARE--12.4%

Alpharma, Cl. A                                                                                  64,500                1,080,375

Andrx                                                                                            85,800  (a)             999,570

Beverly Enterprises                                                                             244,800  (a)             479,808

Bio-Technology General                                                                          256,100  (a)             653,055

CONMED                                                                                           86,200  (a)           1,310,240

Cerner                                                                                           27,800  (a)             923,516

Cytyc                                                                                            48,000  (a,b)           611,040

IDX Systems                                                                                      83,100  (a)           1,298,022

Invitrogen                                                                                       31,800  (a)             987,072


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Kindred Healthcare                                                                               24,300  (a)             392,467

Molecular Devices                                                                                78,100  (a)           1,027,796

NDCHealth                                                                                        43,400                  946,120

Ocular Sciences                                                                                  52,500  (a)             689,325

PAREXEL International                                                                           103,900  (a)           1,471,224

PDI                                                                                             107,500  (a)           1,037,375

Province Healthcare                                                                             243,200  (a)           1,619,712

RehabCare Group                                                                                  59,800  (a)           1,048,892

Ventiv Health                                                                                   132,800  (a)             266,928

                                                                                                                      16,842,537

MISCELLANEOUS--1.0%

La Quinta                                                                                       128,100  (a)             421,449

York International                                                                               44,300                  948,020

                                                                                                                       1,369,469

RECREATION, OTHER CONSUMER GOODS--1.2%

Electronics Boutique Holdings                                                                   108,000  (a)           1,598,400

TECHNOLOGY--18.6%

ANADIGICS                                                                                       328,200  (a)             669,528

Art Technology Group                                                                            372,400  (a)             346,332

Artesyn Technologies                                                                            184,300  (a)             646,893

Avaya                                                                                           365,000  (a)             799,350

Axcelis Technologies                                                                            346,600  (a)           2,096,930

Brooks Automation                                                                               105,600  (a)           1,068,672

CTS                                                                                             141,100                  960,891

Credence Systems                                                                                 57,100  (a)             407,694

Cypress Semiconductor                                                                           237,400  (a,b)         1,521,734

DiamondCluster International, Cl. A                                                             313,200  (a)             632,664

Fairchild Semiconductor International, Cl. A                                                    178,200  (a)           2,166,912

GlobespanVirata                                                                                 270,000  (a)           1,258,200

IONA Technologies, ADR                                                                          311,600  (a)             906,756

Intervoice                                                                                      198,700  (a)             337,790

LTX                                                                                             245,800  (a)           1,302,740

MRO Software                                                                                     25,900  (a)             268,324

Manugistics Group                                                                               501,400  (a,b)         1,183,304

Mattson Technology                                                                              387,300  (a)             855,933

Parametric Technology                                                                           348,000  (a)             737,760

Photronics                                                                                      159,000  (a)           1,887,330

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Quovadx                                                                                         253,800  (a)             418,770

RSA Security                                                                                     95,900  (a)             678,972

Sanmina-SCI                                                                                     323,500  (a)           1,391,050

SkillSoft, ADR                                                                                  221,400  (a)             630,990

SonicWALL                                                                                       135,400  (a)             450,882

Tech Data                                                                                        13,100  (a)             296,322

Trimble Navigation                                                                                  800  (a)              13,400

TriQuint Semiconductor                                                                          269,900  (a)             815,098

Ultratech Stepper                                                                                48,000  (a)             599,040

                                                                                                                      25,350,261

TRANSPORTATION--1.9%

Atlas Air Worldwide Holdings                                                                    418,800  (a,b)           376,920

EGL                                                                                              40,800  (a)             514,896

ExpressJet Holdings                                                                              48,500                  388,000

RailAmerica                                                                                     192,600  (a)             939,888

Stolt-Nielsen, ADR                                                                               70,100                  420,600

                                                                                                                       2,640,304

UTILITIES--2.1%

AirGate PCS                                                                                     195,300  (a,b)            50,778

Alamosa Holdings                                                                                526,700  (a)             210,680

Calpine                                                                                         429,400  (a,b)         1,198,026

Western Wireless, Cl. A                                                                         230,000  (a,b)         1,403,000

                                                                                                                       2,862,484

TOTAL COMMON STOCKS

   (cost $190,597,870)                                                                                               136,474,604
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.3%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $5,817,098)                                                                          5,817,098                5,817,098
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $196,414,968)                                                             104.4%             142,291,702

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (4.4%)             (6,025,053)

NET ASSETS                                                                                        100.0%             136,266,649

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $4,381,449  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $5,817,098.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)



                                                               Cost         Value
-------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $4,381,449)   196,414,968   142,291,702

Receivable for investment securities sold                               1,050,252

Dividends and interest receivable                                          80,311

Receivable for shares of Common Stock subscribed                           24,890

Prepaid expenses                                                            5,595

                                                                      143,452,750
-------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             141,639

Cash overdraft due to Custodian                                            63,696

Liability for securities loaned--Note 1(c)                              5,817,098

Payable for investment securities purchased                               701,091

Bank loan payable--Note 2                                                 300,000

Payable for shares of Common Stock redeemed                                25,011

Interest payable--Note 2                                                      558

Accrued expenses                                                          137,008

                                                                        7,186,101
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        136,266,649
-------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       273,436,949

Accumulated investment (loss)--net                                       (577,744)

Accumulated net realized gain (loss) on investments                   (82,469,290)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       (54,123,266)
-------------------------------------------------------------------------------------

NET ASSETS ($)                                                        136,266,649
-------------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)        12,052,995

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)     11.31



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $732 foreign taxes withheld at source)          272,742

Income from securities lending                                         151,276

Interest                                                                 1,082

TOTAL INCOME                                                           425,100

EXPENSES:

Management fee--Note 3(a)                                              560,817

Shareholder servicing costs--Note 3(b)                                 370,019

Custodian fees--Note 3(b)                                               31,505

Prospectus and shareholders' reports                                    17,397

Professional fees                                                       11,777

Registration fees                                                        4,141

Interest expense--Note 2                                                 2,920

Directors' fees and expenses--Note 3(c)                                  2,778

Miscellaneous                                                            1,490

TOTAL EXPENSES                                                       1,002,844

INVESTMENT (LOSS)--NET                                                (577,744)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (57,861,667)

Net unrealized appreciation (depreciation) on investments           44,962,451

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (12,899,216)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (13,476,960)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (577,744)           (2,181,126)

Net realized gain (loss) on investments       (57,861,667)          (20,732,118)

Net unrealized appreciation (depreciation)
   on investments                              44,962,451           (81,956,353)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (13,476,960)         (104,869,597)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                       --           (84,034,073)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  11,754,017            73,568,676

Dividends reinvested                                   --            80,220,640

Cost of shares redeemed                       (32,385,964)         (162,864,547)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (20,631,947)           (9,075,231)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (34,108,907)         (197,978,901)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           170,375,556           368,354,457

END OF PERIOD                                 136,266,649           170,375,556
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       988,328             3,674,436

Shares issued for dividends reinvested                 --             4,023,101

Shares redeemed                                (2,799,249)           (8,077,748)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,810,921)             (380,211)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months           Year      Ten Months
                                           Ended          Ended           Ended
                               February 28, 2003      August 31,      August 31,                   Year Ended October 31,
                                                                                      ----------------------------------------------

                                      (Unaudited)        2002            2001(a)        2000       1999          1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                     12.29        25.86           24.03          20.72      17.06         21.95       17.66

Investment Operations:

Investment income
   (loss)--net                              (.04)(b)     (.15)(b)        (.13)(b)       (.13)(b)   (.16)(b)      (.09)(b)     .00(c)

Net realized and
   unrealized gain
   (loss) on investments                    (.94)       (6.36)           3.57           4.85       3.82         (4.39)       6.43

Total from Investment
   Operations                               (.98)       (6.51)           3.44           4.72       3.66         (4.48)       6.43

Distributions:

Dividends from investment
   income--net                                --           --              --             --         --          (.02)       (.04)

Dividends from net realized
   gain on investments                        --        (7.06)          (1.61)         (1.41)        --          (.39)      (2.10)

Total Distributions                           --        (7.06)          (1.61)         (1.41)        --          (.41)      (2.14)

Net asset value,
   end of period                           11.31        12.29           25.86          24.03      20.72         17.06       21.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           (7.97)(d)   (35.65)          16.23(d)       23.78      21.45        (20.83)      40.22
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                     .66(d)      1.20             .93(d)        1.16       1.23          1.21        1.23

Ratio of interest expense
   and dividends on
   securities sold short
   to average net assets                     .00(d,e)     .01              --            .04         .05           .01         .02

Ratio of net investment
   income (loss) to
   average net assets                       (.38)(d)     (.79)           (.50)(d)       (.57)       (.78)         (.44)        .22

Decrease reflected in above
   expense ratios due to
   undertakings by The
   Dreyfus Corporation                        --           --              --             --          --            --         .05

Portfolio Turnover Rate                    63.10(d)    126.43          129.27(d)      169.12      170.38        132.38       76.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                    136,267      170,376         368,354        303,336     269,632       300,908     376,738

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO AUGUST 31.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)   NOT ANNUALIZED.

(E)   AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Small Company Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the
risk    of

delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $9,737,015 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002, was as follows: ordinary income $72,866,043 and long-term capital gain $11,168,030. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The average daily amount of borrowings outstanding under both arrangements during the period ended February 28, 2003 was approximately $315,700, with a related weighted average annualized interest rate of 1.87%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, the fund was charged $186,939 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $62,371 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $31,505 pursuant to the custody agreement.


(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $96,069,805 and $116,378,546, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was
$54,123,266,   consisting   of  $8,894,278  gross  unrealized  appreciation  and
$63,017,544 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Small Company Value Fund
                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

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(c) 2003 Dreyfus Service Corporation                                  253SA0203



      Dreyfus Premier
      International
      Value Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier International Value Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

A number of global economic and political factors continued to erode the value of most international stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the global economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices also put pressure on corporate earnings in most markets.

The result of these influences has been generally negative returns from most sectors of the international stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the global economy strengthens, we believe that the economy is unlikely to make significant gains until current geopolitical uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund's Class A shares produced a total return of -16.09%.(1) The fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -11.04% for the reporting period.(2)

Between their inception on November 15, 2002, and the end of the fund's semiannual reporting period on February 28, 2003, the fund's Class B, Class C, Class R and Class T shares produced total returns of -9.14%, -8.98%, -8.98% and -9.22%, respectively. The MSCI EAFE Index produced a total return of -9.52% from November 30, 2002 through February 28, 2003.(2)

We attribute the fund's and the market's generally negative returns to an uncertain economic environment in which stocks retreated amid rising oil prices, geopolitical tensions heightened and consumer confidence waned. The fund's returns trailed its benchmark, primarily due to poor performance among consumer-related and chemical stocks and its limited exposure to certain telecommunications companies.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

individual stock selection over economic or industry trends, the fund focuses on three key factors:

*VALUE, or how a stock is priced relative to traditional business performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of the catalyst such as corporate restructuring, management changes or positive earnings surprise that can potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

It   was   a  difficult  reporting  period  for  international  stocks.  Growing geopolitical tensions, declining consumer confidence and mixed economic news continued to generate an atmosphere of uncertainty and volatility for the equity markets, causing stocks within many industry groups to decline. In addition, the fund generally had less representation than the MSCI EAFE Index in some of the better-performing areas of the market, which hurt the fund's performance relative to its benchmark.

The bulk of the fund's negative returns during the reporting period stemmed from its holdings of consumer-oriented stocks, including a supermarket operator based in the Netherlands and a United Kingdom beverage company. Holdings in the chemical industry also detracted from performance.

The fund's returns relative to its benchmark were hurt by strong performance among stocks that were held by the benchmark but not the fund. For example, European telecommunications companies -- such as Vodafone, France Telecom and Alcatel, a telecom equipment manufacturer -- performed very well. The single largest holding in the MSCI

Index was Vodafone. Its rebound was primarily a result of improved earnings and renewed investor interest in the beaten-down telecommunications sector. However, the fund was not invested in Vodafone, chiefly because we were concerned about the company's balance sheet and uncertainty regarding the predictability of its long-term earnings.

On the other hand, the fund scored successes with several financial stocks, including an Australian bank, a U.K. metal company, a Japanese electric company known for its copiers and cameras and a beverage company with several strong global products.

What is the fund's current strategy?

In this volatile investment environment, we remain focused on finding undervalued companies with strong business fundamentals across a diversified group of countries and industry groups. We are also emphasizing companies that, in our view, are poised to benefit from a rebound in corporate spending and economic growth, including cyclical companies in the materials and consumer sectors. We continue to monitor leading technology companies with what we consider to be sound financial structures. Conversely, we have reduced the fund' s exposure to companies that we believe have deteriorating business fundamentals and limited earnings visibility, such as European financial companies, selected pharmaceutical firms and a consumer staples company based in the Netherlands.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN FOREIGN SECURITIES INVOLVE SPECIAL RISKS. PLEASE READ THE PROSPECTUS FOR FURTHER DISCUSSION OF THESE RISKS

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



COMMON STOCKS--97.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.2%

Australia and New Zealand Banking Group                                                         278,932                2,787,885

Santos                                                                                          863,320                3,074,192

                                                                                                                       5,862,077

BELGIUM--2.5%

Dexia                                                                                           385,040                3,522,518

Dexia (Strip)                                                                                   182,980  (a)               1,976

Fortis                                                                                          235,623                3,232,819

                                                                                                                       6,757,313

BRAZIL--1.0%

Petroleo Brasileiro, ADR                                                                         45,500                  608,335

Petroleo Brasileiro, ADR (Pfd)                                                                   54,815                  657,780

Tele Norte Leste Participacoes, ADR                                                                   2                       14

Telecomunicacoes Brasileiras, ADR (Pfd)                                                          77,867                1,315,952

                                                                                                                       2,582,081

CHINA--.6%

PetroChina Company, Cl. H                                                                     7,872,600                1,645,340

FINLAND--1.3%

Nokia, ADR                                                                                      142,094                1,879,904

Sampo, Cl. A                                                                                    265,650                1,649,839

                                                                                                                       3,529,743

FRANCE--9.2%

Air France                                                                                      103,095                  978,792

Assurances Generales de France                                                                   57,459                1,585,050

Aventis                                                                                          73,850                3,360,516

BNP Paribas                                                                                      43,300                1,795,904

Compagnie Generale des Etablissements Michelin, Cl. B                                            78,716                2,559,137

Pechiney, Cl. A                                                                                 101,708                2,581,588

Pernod-Ricard                                                                                    31,881                2,474,131

Schneider Electric                                                                               40,691                1,773,836

Thomson                                                                                         141,000  (a)           1,979,823

Total Fina Elf                                                                                    4,750                  628,996

Total Fina Elf, ADR                                                                              74,114                4,872,995

                                                                                                                      24,590,768

GERMANY--5.8%

Bayer                                                                                            42,299                  562,409

Deutsche Bank                                                                                    32,800                1,339,151

Deutsche Lufthansa                                                                              151,573  (a)           1,273,695


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Deutsche Post                                                                                   284,104                2,884,491

E.ON                                                                                             89,850                3,828,503

KarstadtQuelle                                                                                  189,400                2,465,080

Software                                                                                         19,158                  190,371

Volkswagen                                                                                       74,539                2,990,931

                                                                                                                      15,534,631

GREECE--.9%

Hellenic Telecommunications Organization                                                        218,839                2,387,317

HONG KONG--2.1%

Bank of East Asia                                                                               362,800                  676,831

China Mobile (Hong Kong)                                                                        663,000  (a)           1,428,146

MTR                                                                                           1,694,253                1,879,076

Swire Pacific, Cl. A                                                                            421,000                1,781,337

                                                                                                                       5,765,390

INDIA--.0%

Videsh Sanchar Nigam, ADR                                                                             1                        4

IRELAND--1.6%

Bank of Ireland                                                                                 398,895                4,403,251

ITALY--3.9%

Banca Popolare di Bergamo-Credito Varesino                                                       88,271                1,594,301

ENI                                                                                             133,335                1,977,328

Finmeccanica                                                                                  5,123,661                2,625,914

Sanpaolo IMI                                                                                    247,633                1,729,451

Telecom Italia                                                                                  501,252                2,463,380

                                                                                                                      10,390,374

JAPAN--24.0%

AIFUL                                                                                            58,550                2,206,253

CANON                                                                                           124,000                4,483,509

Credit Saison                                                                                   242,100                4,325,594

Eisai                                                                                           132,400                2,578,602

FUJI MACHINE MANUFACTURING                                                                       98,400                  799,065

Fuji Heavy Industries                                                                           390,500                1,507,837

HONDA MOTOR                                                                                      97,000                3,548,330

KONAMI                                                                                           57,700                1,189,716

Kao                                                                                             157,700                3,331,737

LAWSON                                                                                           75,400                1,822,829

MABUCHI MOTOR                                                                                    43,300                3,288,886

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

MINEBEA                                                                                         429,000                1,754,579

MURATA MANUFACTURING                                                                             52,300                1,984,030

Matsumotokiyoshi                                                                                 85,000                3,498,031

NISSAN MOTOR                                                                                    334,600                2,513,148

NIPPON TELEGRAPH AND TELEPHONE                                                                      432                1,565,655

NIPPON TELEGRAPH AND TELEPHONE, ADR                                                                 100                    1,809

Nippon Express                                                                                  829,000                3,278,234

RINNAI                                                                                          130,600                2,714,958

SFCG                                                                                             16,600                1,180,744

SKYLARK                                                                                         180,400                2,228,745

77 Bank                                                                                         477,000                1,724,705

Sekisui House                                                                                   119,000                  840,391

Shin-Etsu Chemical                                                                               80,000                2,621,618

Sumitomo Bakelite                                                                               300,500                1,213,756

TDK                                                                                              35,000                1,490,749

Takeda Chemical Industries                                                                       86,000                3,175,071

Yamaha Motor                                                                                    425,000                3,336,085

                                                                                                                      64,204,666

LUXEMBOURG--.6%

Arcelor                                                                                         172,743  (a)           1,733,326

MEXICO--.6%

Telefonos de Mexico, ADR                                                                         56,481                1,641,903

NETHERLANDS--5.5%

ABN AMRO                                                                                        213,238                3,397,196

Akzo Nobel                                                                                      105,310                2,285,144

Buhrmann                                                                                        242,394                  672,851

Hunter Douglas                                                                                   72,026                2,091,137

Koninklijke Ahold                                                                               279,269                1,055,735

Koninklijke (Royal) Philips Electronics, ADR                                                    118,000                1,970,600

Stork                                                                                           142,533                  800,539

Vedior                                                                                          179,386                  775,019

Wolters Kluwer                                                                                  123,387                1,709,858

                                                                                                                      14,758,079

NEW ZEALAND--.9%

Telecom Corporation of New Zealand                                                            1,047,243                2,468,980


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY--1.5%

Norsk Hydro                                                                                      40,200                1,542,049

Statoil                                                                                         310,760                2,388,457

                                                                                                                       3,930,506

PORTUGAL--1.5%

EDP                                                                                           1,329,790                2,039,555

Portugal Telecom                                                                                302,692                1,945,279

                                                                                                                       3,984,834

SINGAPORE--2.3%

Creative Technology                                                                             160,500                1,014,360

DBS Group                                                                                       593,000                3,277,752

MobileOne                                                                                     2,700,000                1,912,137

                                                                                                                       6,204,249

SOUTH KOREA--.6%

Korea Electric Power, ADR                                                                       194,994                1,608,700

SPAIN--2.7%

Endesa                                                                                          374,884                4,494,526

Repsol YPF, ADR                                                                                 198,208                2,778,876

                                                                                                                       7,273,402

SWEDEN--1.2%

Autoliv                                                                                          64,828                1,342,716

Investor, Cl. B                                                                                 325,914                1,829,491

                                                                                                                       3,172,207

SWITZERLAND--6.3%

Barry Callebaut                                                                                  11,128                1,332,990

Clariant                                                                                        159,120                1,167,162

Nestle                                                                                           15,590                3,147,050

Novartis                                                                                        118,410                4,360,262

Roche                                                                                            59,130                3,561,179

UBS                                                                                              75,880  (a)           3,192,526

                                                                                                                      16,761,169

TAIWAN--.6%

United Microelectronics, ADR                                                                    531,350  (a)           1,716,261

UNITED KINGDOM--17.9%

Allied Domecq                                                                                   865,600                4,078,995

BAE SYSTEMS                                                                                   1,047,363                1,812,713

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

BOC Group                                                                                       304,323                3,598,346

Barclays                                                                                        717,717                4,144,369

Brambles Industries                                                                             446,000                1,056,113

Bunzl                                                                                           504,717                3,057,369

Cadbury Schweppes                                                                               617,450                3,118,502

Centrica                                                                                        790,700                1,754,163

Debenhams                                                                                       324,903                1,381,524

GKN                                                                                           1,107,100                2,743,510

GlaxoSmithKline                                                                                 243,610                4,277,583

Morgan Crucible                                                                               1,073,684  (a)             608,160

Old Mutual                                                                                    1,070,600                1,398,120

Rio Tinto                                                                                       183,581                3,711,676

Sainsbury (J)                                                                                 1,036,614                3,783,940

Scottish & Southern Energy                                                                      247,934                2,457,626

Shell Transport & Trading                                                                       843,197                4,878,888

                                                                                                                      47,861,597

TOTAL COMMON STOCKS

   (cost $340,743,838)                                                                                               260,768,168
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.2%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Hugo Boss

   (cost $1,035,857)                                                                             53,695                  655,354
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--.7%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       633,333  (b)             633,333

Dreyfus Institutional Cash Advantage Plus Fund                                                  633,333  (b)             633,333

Dreyfus Institutional Preferred Plus Money Market Fund                                          633,334  (b)             633,334

TOTAL OTHER INVESTMENTS

   (cost $1,900,000)                                                                                                   1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $343,679,695)                                                              98.2%             263,323,522

CASH AND RECEIVABLES (NET)                                                                          1.8%               4,747,829

NET ASSETS                                                                                        100.0%             268,071,351

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFLILIATED MONEY MARKET FUNDS--SEE NOTE 3(E).



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           343,679,695   263,323,522

Cash                                                                    848,397

Cash denominated in foreign currencies                  2,977,430     3,035,276

Receivable for investment securities sold                             1,413,924

Dividends receivable                                                    921,342

Receivable for shares of Common Stock subscribed                        306,786

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                       390

Prepaid expenses                                                         44,376

                                                                    269,894,013
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           283,024

Payable for investment securities purchased                           1,165,110

Payable for shares of Common Stock redeemed                             239,641

Accrued expenses                                                        134,887

                                                                      1,822,662
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,071,351
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     374,782,129

Accumulated investment (loss)--net                                   (1,499,215)

Accumulated net realized gain (loss) on investments                 (24,997,832)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (80,213,731)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,071,351



NET ASSET VALUE PER SHARE

                                              Class A             Class B              Class C            Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            267,496,140             172,999              322,528             78,776               908

Shares Outstanding                         24,329,239              15,773               29,361              7,169             82.83
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                10.99               10.97                10.98              10.99             10.96



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $230,453 foreign taxes withheld at source)    1,947,322

Interest                                                                46,649

TOTAL INCOME                                                         1,993,971

EXPENSES:

Management fee--Note 3(a)                                            1,453,966

Shareholder servicing costs--Note 3(c)                                 595,466

Custodian fees                                                         126,767

Professional fees                                                       28,022

Registration fees                                                       25,691

Prospectus and shareholders' reports                                     8,582

Directors' fees and expenses--Note 3(d)                                  3,348

Loan commitment fees--Note 2                                             2,954

Distribution fees--Note 3(b)                                               413

Miscellaneous                                                           12,614

TOTAL EXPENSES                                                       2,257,823

INVESTMENT (LOSS)--NET                                                (263,852)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (9,011,058)

Net realized gain (loss) on forward currency exchange contracts        (51,482)

NET REALIZED GAIN (LOSS)                                            (9,062,540)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (42,742,110)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (51,804,650)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (52,068,502)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (263,852)            3,873,435

Net realized gain (loss) on investments        (9,062,540)          (10,552,479)

Net unrealized appreciation
   (depreciation) on investments              (42,742,110)          (18,542,504)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (52,068,502)          (25,221,548)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (4,011,726)           (2,628,279)

Class B shares                                        (74)                   --

Class C shares                                        (14)                   --

Class R shares                                        (14)                   --

Class T shares                                        (14)                   --

Net realized gain on investments:

Class A shares                                         --            (3,798,857)

TOTAL DIVIDENDS                                (4,011,842)           (6,427,136)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                173,158,280           361,843,078

Class B shares                                    185,400                    --

Class C shares                                    760,052                    --

Class R shares                                     81,000                    --

Class T shares                                      1,000                    --

Dividends reinvested:

Class A shares                                  2,709,358             4,356,668

Class B shares                                         74                    --

Class C shares                                         14                    --

Class R shares                                         14                    --

Class T shares                                         14                    --

Cost of shares redeemed:

Class A shares                               (174,816,968)         (339,538,705)

Class C shares                                   (416,857)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              1,661,381            26,661,041

TOTAL INCREASE (DECREASE) IN NET ASSETS       (54,418,963)           (4,987,643)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           322,490,314           327,477,957

END OF PERIOD                                 268,071,351           322,490,314

Undistributed investment income (loss)--net    (1,499,215)            2,776,479

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)(a)   August 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    14,516,941            26,180,758

Shares issued for dividends reinvested            222,261               323,350

Shares redeemed                               (14,671,245)          (24,520,131)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,957             1,983,977
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        15,767                    --

Shares issued for dividends reinvested                  6                    --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,773                    --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        65,291                    --

Shares issued for dividends reinvested                  1                    --

Shares redeemed                                   (35,931)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      29,361                    --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         7,168                    --

Shares issued for dividends reinvested                  1                    --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,169                    --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            82                    --

Shares issued for dividends reinvested                  1                    --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          83                    --

(A) THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND ADDED CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months Ended
                                     February 28, 2003                                    Year Ended August 31,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                              (Unaudited)(a)          2002           2001            2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           13.29             14.70          17.21           17.52          14.50        15.05

Investment Operations:

Investment income
   (loss)--net                                    (.01)(b)           .17(b)         .13(b)          .15(b)         .16(b)       .13

Net realized and unrealized
   gain (loss) on investments                    (2.12)            (1.29)         (1.47)            .44           3.76         (.20)

Total from
   Investment Operations                         (2.13)            (1.12)         (1.34)            .59           3.92         (.07)

Distributions:

Dividends from
   investment income--net                         (.17)             (.12)          (.11)           (.11)          (.15)        (.08)

Dividends from net realized
   gain on investments                              --              (.17)         (1.06)           (.79)          (.75)        (.40)

Total Distributions                               (.17)             (.29)         (1.17)           (.90)          (.90)        (.48)

Net asset value, end of period                   10.99             13.29          14.70           17.21          17.52        14.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (16.09)(c,d)       (7.64)         (8.22)           3.48          28.19         (.62)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .77(d)           1.40           1.39            1.40           1.40         1.44

Ratio of net investment
   income (loss) to average
   net assets                                     (.09)(d)          1.21            .84             .88           1.00         1.17

Portfolio Turnover Rate                          17.91(d)          29.14          30.70           37.64          30.68        34.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 267,496           322,490        327,478         396,786        260,667      162,707

(A)  THE FUND  COMMENCED  OFFERING  FIVE CLASSES OF SHARES ON NOVEMBER 15, 2002.
     THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                           Period Ended February 28, 2003(a)
                                                             -----------------------------------------------------------------------

                                                                Class B        Class C          Class R         Class T
                                                                 Shares         Shares           Shares          Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              12.24          12.24            12.24           12.24

Investment Operations:

Investment income (loss)--net(b)                                   (.06)          (.06)             .02            (.05)

Net realized and unrealized gain
   (loss) on investments                                          (1.04)         (1.03)           (1.10)          (1.06)

Total from Investment Operations                                  (1.10)         (1.09)           (1.08)          (1.11)

Distributions:

Dividends from investment income--net                              (.17)          (.17)            (.17)           (.17)

Net asset value, end of period                                    10.97          10.98            10.99           10.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               (9.14)(d)      (8.98)(d)        (8.98)          (9.22)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                          .89            .89              .42             .80

Ratio of net investment income
   (loss) to average net assets(c)                                 (.46)          (.48)             .23            (.37)

Portfolio Turnover Rate(c)                                        17.91          17.91            17.91           17.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               173            323               79               1

(A)  FROM NOVEMBER 15, 2002  (COMMENCEMENT OF INITIAL  OFFERING) TO FEBRUARY 28,
     2003.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On October 29, 2002, the fund's Board of Directors approved, effective November 15, 2002, a change of the fund's name from "Dreyfus International Value Fund" to "Dreyfus Premier International Value Fund" coinciding with the fund implementing a multiple class structure. Shareholders, on November 15, 2002, were classified as Class A shareholders and the fund added Class B, Class C, Class R and Class T shares.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As of February 28, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $4,184,837 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 were as follows: ordinary income $6,427,136. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection there with, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended February 28, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $154, $258 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $363,343, $52, $86 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $55,986 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended February 28, 2003, the fund derived $61,731 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 2003, amounted to $60,262,445 and $50,114,774, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at February 28, 2003:



                                                        Foreign
Forward Currency                                       Currency                                                         Unrealized
    Exchange Contracts                                  Amounts             Cost ($)             Value ($)         Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Euro, expiring 3/3/2003                                 455,080             491,259               491,532                      273

Euro, expiring 3/4/2003                                 194,101             209,532               209,649                      117

TOTAL

                                                                                                                               390



At February 28, 2003, accumulated net unrealized depreciation on investments was
$80,356,173,   consisting  of  $13,318,293  gross  unrealized  appreciation  and
$93,674,466 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                      For More Information

                        Dreyfus Premier
                        International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  254SA0203




      Dreyfus Premier
      Technology Growth Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                          Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Technology Growth Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the six-month period ended February 28, 2003, the fund produced total returns of 1.28% for Class A shares, 0.76% for Class B shares, 0.83% for Class C shares, 1.59% for Class R shares and 1.02% for Class T shares.(1) In comparison, the fund' s benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), produced total returns of -1.53% and -7.29%, respectively, over the same period.(2,3)

We attribute the performance of the stock market's technology sector to investor sentiment during the fourth quarter of 2002 regarding the possibility of an economic recovery. At that time, investors were particularly attracted to stocks that had been hard-hit during the bear market that began in mid-2000, including many technology stocks. However, broader measures of large-cap stocks, including the S& P 500 Index, continued to decline during the first two months of 2003, while technology stock prices remained relatively flat. The fund produced higher returns than those of its benchmarks, primarily because of its persistent focus on technology stocks we considered to be fundamentally sound.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and de-emphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or
services   in   the   computer,   semiconductor,  electronics,  communications,
biotechnology, computer software and hardware, electronic components and systems, data networking and telecommunications equipment and services industries.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain leadership positions over time. Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund's performance?

We believe that the fund's performance during the reporting period was primarily the result of stock market factors, not business fundamentals. After hitting its low point for the reporting period in early October 2002, stocks generally began to rally. Stock prices were driven higher by investor optimism that the economy might gain strength in late 2002 or early 2003 if pent-up corporate demand were unleashed. Investors were particularly attracted to technology stocks that had been hit hard in the bear market, probably because they believed that such stocks were available at especially inexpensive prices.

When it became apparent in December 2002 that the economic gains that investors were hoping for were unlikely to materialize in the face of intensifying geopolitical tensions, the rally sputtered. While large-cap, non-technology stocks gave back most of their gains during the first two months of 2003, the technology sector's pull-back was less severe, which benefited the fund's relative performance.

In our view, however, the technology sector's fall 2002 rally was not supported by improving business fundamentals. Demand for technology products and services remained relatively weak, and no new applications or software emerged to drive the sector higher. With that said, however, it should be noted that business fundamentals did not deteriorate during the reporting period. Instead, business conditions appear to have stabilized, which we regard as a positive development


In this environment, we continued to focus on technology companies that we consider leaders in their fields. Indeed, the fund received positive contributions to performance from such technology stalwarts as Dell Computer, Cisco Systems, Network Appliances, Lexmark and eBay. On the other hand, the regional Bell telephone companies generally languished as they awaited a critical ruling from the Federal Communications Commission regarding their obligation to share land lines with smaller competitors.

What is the fund's current strategy?

While we remain focused primarily on technology leaders, we have begun to explore opportunities in more non-traditional areas. For example, we recently established small positions in biotechnology leaders Amgen and Genentech. Although traditionally considered part of the health care sector, we believe that these companies feature some of the characteristics of technology companies, including fundamentally strong growth and innovations in new product development stemming from scientific advances. We currently are looking for similar opportunities in other areas, such as the chemical and defense industries, that we believe can complement the fund's holdings of fundamentally sound, traditional technology companies.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--97.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--5.0%

Amgen                                                                                           250,000  (a)          13,660,000

Genentech                                                                                       400,000  (a)          14,144,000

                                                                                                                      27,804,000

COMPUTER SERVICES--5.7%

Automatic Data Processing                                                                       562,000               18,265,000

First Data                                                                                      400,000               13,860,000

                                                                                                                      32,125,000

DATA STORAGE--7.5%

EMC                                                                                           1,635,000  (a)          12,082,650

Emulex                                                                                          521,000  (a)           9,362,370

Network Appliance                                                                             1,300,000  (a)          13,806,000

QLogic                                                                                          185,000  (a)           6,550,850

                                                                                                                      41,801,870

HARDWARE--8.6%

Dell Computer                                                                                   900,000  (a)          24,264,000

International Business Machines                                                                 150,000               11,692,500

Lexmark International                                                                           200,000  (a)          12,482,000

                                                                                                                      48,438,500

INTERNET--4.0%

Apollo Group, Cl. A                                                                             140,000  (a,b)         6,487,600

eBay                                                                                            200,000  (a,b)        15,684,000

                                                                                                                      22,171,600

NETWORKING--4.2%

Cisco Systems                                                                                 1,685,000  (a)          23,556,300

SEMICONDUCTORS--21.2%

Intel                                                                                         1,195,000               20,613,750

Linear Technology                                                                               780,000               23,922,600

Microchip Technology                                                                            527,000               13,412,150

NVIDIA                                                                                          450,000  (a)           5,679,000

STMicroelectronics, ADR                                                                         500,000                9,305,000

Taiwan Semiconductor                                                                         19,835,640  (a)          23,974,011

Texas Instruments                                                                               650,000               10,887,500

United Microelectronics, ADR                                                                  3,450,000  (a)          11,143,500

                                                                                                                     118,937,511


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT--6.3%

Applied Materials                                                                             1,000,000  (a)          12,980,000

KLA-Tencor                                                                                      325,000  (a,b)        11,618,750

Novellus Systems                                                                                375,000  (a)          10,931,250

                                                                                                                      35,530,000

SOFTWARE--22.4%

Adobe Systems                                                                                   380,000               10,450,000

BEA Systems                                                                                   1,305,000  (a)          12,684,600

Electronic Arts                                                                                 240,000  (a,b)        12,672,000

Microsoft                                                                                     1,130,000               26,781,000

Oracle                                                                                        1,750,000  (a)          20,930,000

PeopleSoft                                                                                      500,000  (a)           8,550,000

SAP, ADR                                                                                        485,000               10,136,500

Symantec                                                                                        315,000  (a,b)        12,757,500

VERITAS Software                                                                                610,000  (a)          10,388,300

                                                                                                                     125,349,900

TELECOMMUNICATION EQUIPMENT--8.7%

Amdocs                                                                                          447,500  (a)           5,875,675

Harris                                                                                          175,000                5,243,000

JDS Uniphase                                                                                  1,000,000  (a)           2,870,000

Nokia Oyj, ADR                                                                                  800,000               10,584,000

UTStarcom                                                                                     1,325,000  (a)          24,088,500

                                                                                                                      48,661,175

TELECOMMUNICATION SERVICES--4.0%

SBC Communications                                                                              525,000               10,920,000

Verizon Communications                                                                          325,000               11,238,500

                                                                                                                      22,158,500

TOTAL COMMON STOCKS

   (cost $720,480,709)                                                                                               546,534,356

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.13%, 3/6/2003                                                                            1,382,000                1,381,862

   1.15%, 3/20/2003                                                                           7,074,000                7,070,038

   1.20%, 3/27/2003                                                                           6,657,000                6,651,741

TOTAL SHORT-TERM INVESTMENTS

   (cost $15,102,713)                                                                                                 15,103,641
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.6%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $25,724,980)                                                                        25,724,980               25,724,980
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $761,308,402)                                                             104.9%             587,362,977

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (4.9%)            (27,240,945)

NET ASSETS                                                                                        100.0%             560,122,032

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $23,904,793 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $25,724,980.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $23,904,793)  761,308,402  587,362,977

Cash                                                                     496,139

Cash denominated in foreign currencies                       12,097       12,086

Receivable for shares of Common Stock subscribed                         289,898

Dividends and interest receivable                                        138,194

Prepaid expenses                                                          56,685

                                                                     588,355,979
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            937,107

Liability for securities loaned--Note 1(c)                            25,724,980

Payable for shares of Common Stock redeemed                              863,527

Accrued expenses                                                         708,333

                                                                      28,233,947
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       560,122,032
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,985,840,409

Accumulated investment (loss)--net                                   (5,047,988)

Accumulated net realized gain (loss) on investments              (1,246,724,953)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                 (173,945,436)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       560,122,032

NET ASSET VALUE PER SHARE


                                          Class A               Class B               Class C            Class R            Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        285,402,938           180,559,068            82,368,060          8,600,401          3,191,565

Shares Outstanding                     18,920,400            12,363,176             5,639,055            562,380            214,936
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                            15.08                 14.60                 14.61              15.29              14.85


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $132,692 foreign taxes witheld at source)       623,673

Interest                                                               451,553

Income on securities lending                                            10,219

TOTAL INCOME                                                         1,085,445

EXPENSES:

Management fee--Note 3(a)                                            2,190,814

Shareholder servicing costs--Note 3(c)                               2,602,724

Distribution fees--Note 3(b)                                         1,042,547

Prospectus and shareholders' reports                                   130,106

Custodian fees--Note 3(c)                                               79,628

Registration fees                                                       45,843

Professional fees                                                       23,332

Directors' fees and expenses--Note 3(d)                                  9,615

Miscellaneous                                                            8,824

TOTAL EXPENSES                                                       6,133,433

INVESTMENT (LOSS)--NET                                              (5,047,988)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (74,377,655)

  Short sale transactions                                             (241,636)

NET REALIZED GAIN (LOSS)                                           (74,619,291)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                     83,777,622

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,158,331

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,110,343

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                         (5,047,988)          (15,694,083)

Net realized gain (loss) on investments       (74,619,291)         (401,920,420)

Net unrealized appreciation (depreciation)
   on investments                              83,777,622            73,258,633

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,110,343          (344,355,870)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 44,673,849           534,823,124

Class B shares                                  3,460,299            21,413,462

Class C shares                                  3,666,046            13,900,242

Class R shares                                  2,946,556             6,981,572

Class T shares                                     88,610               592,415

Cost of shares redeemed:

Class A shares                                (75,434,516)         (615,947,806)

Class B shares                                (22,644,032)          (85,016,859)

Class C shares                                (13,023,082)          (53,295,050)

Class R shares                                 (2,758,695)           (4,218,406)

Class T shares                                   (294,252)           (1,933,114)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (59,319,217)         (182,700,420)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (55,208,874)         (527,056,290)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                           615,330,906         1,142,387,196

END OF PERIOD                                 560,122,032           615,330,906

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                        Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,929,125            23,634,968

Shares redeemed                                (5,117,058)          (27,698,242)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,187,933)           (4,063,274)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       232,877               974,935

Shares redeemed                                (1,561,751)           (4,212,382)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,328,874)           (3,237,447)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       248,907               636,377

Shares redeemed                                  (894,821)           (2,587,087)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (645,914)           (1,950,710)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       184,613               320,078

Shares redeemed                                  (175,096)             (201,701)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,517               118,377
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         5,797                26,798

Shares redeemed                                   (19,783)              (92,068)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (13,986)              (65,270)

(A) DURING THE PERIOD ENDED FEBRUARY 28, 2003, 24,901 CLASS B SHARES REPRESENTING $367,618 WERE AUTOMATICALLY CONVERTED TO 24,150 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2002, 31,471 CLASS B SHARES REPRESENTING $662,264 WERE AUTOMATICALLY CONVERTED TO 30,721 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                   Six Months Ended
                                  February 28, 2003                                     Year Ended August 31,
                                                       -----------------------------------------------------------------------------

CLASS A SHARES                        (Unaudited)            2002           2001           2000            1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                     14.89            22.58          67.51          32.21           12.11          12.50

Investment Operations:

Investment (loss)--net                      (.10)(b)         (.25)(b)       (.25)(b)       (.43)(b)        (.18)(b)       (.10)(b)

Net realized and unrealized
   gain (loss) on investments                .29            (7.44)        (44.68)         35.98           20.36           (.29)

Total from Investment Operations             .19            (7.69)        (44.93)         35.55           20.18           (.39)

Distributions:

Dividends from net realized
   gain on investments                        --               --             --           (.25)           (.08)            --

Net asset value, end of period             15.08            14.89          22.58          67.51           32.21          12.11
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            1.28(c,d)      (34.06)(c)     (66.55)(c)     110.71(c)       167.23(c)       (3.12)(d,e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                     .81(d)          1.55           1.22           1.12            1.20           1.12(d)

Ratio of interest expense
   to average net assets                      --               --            .00(f)          --              --            .01(d)

Ratio of net investment (loss)
   to average net assets                    (.63)(d)        (1.13)          (.66)          (.78)           (.64)          (.77)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                    --               --             --             --             .02            .81(d)

Portfolio Turnover Rate                    39.90(d)         77.42         100.86         112.24           78.93          291.12(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              285,403          314,261        568,402      1,659,530         459,457          12,370

(A)  FROM OCTOBER 13, 1997 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON OCTOBER 14,
     1997 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1998.

(F)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                                     Six Months Ended
                                                    February 28, 2003                          Year Ended August 31,
                                                                             -------------------------------------------------------

CLASS B SHARES                                         (Unaudited)           2002           2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.49           22.16          66.81          32.13         28.25

Investment Operations:

Investment (loss)--net                                       (.16)(b)        (.42)(b)       (.55)(b)       (.90)(b)      (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                      .27           (7.25)        (44.10)         35.83          4.04

Total from Investment Operations                              .11           (7.67)        (44.65)         34.93          3.88

Distributions:

Dividends from net realized
   gain on investments                                         --              --             --           (.25)           --

Net asset value, end of period                              14.60           14.49          22.16          66.81         32.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                           .76(d)       (34.61)        (66.83)        109.06         13.73(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.30(d)         2.43           2.04           1.93           .81(d)

Ratio of interest expense
   to average net assets                                       --              --            .00(e)          --            --

Ratio of net investment (loss)
   to average net assets                                    (1.12)(d)       (2.00)         (1.48)         (1.57)         (.61)(d)

Portfolio Turnover Rate                                     39.90(d)        77.42         100.86         112.24         78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            180,559         198,340        375,112      1,107,998        73,588

(A)  FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                     Six Months Ended
                                                    February 28, 2003                          Year Ended August 31,
                                                                           ---------------------------------------------------------

CLASS C SHARES                                        (Unaudited)           2002           2001            2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.49           22.15          66.75           32.10            28.25

Investment Operations:

Investment (loss)--net                                      (.16)(b)        (.41)(b)       (.54)(b)        (.90)(b)         (.16)(b)

Net realized and unrealized gain
   (loss) on investments                                     .28           (7.25)        (44.06)          35.80             4.01

Total from Investment Operations                             .12           (7.66)        (44.60)          34.90             3.85

Distributions:

Dividends from net realized
   gain on investments                                        --              --             --            (.25)              --

Net asset value, end of period                             14.61           14.49          22.15           66.75            32.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          .83(d)       (34.58)        (66.82)         109.06            13.63(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                    1.30(d)         2.38           2.00            1.91              .82(d)

Ratio of interest expense
   to average net assets                                      --              --            .00(e)           --               --

Ratio of net investment (loss)
   to average net assets                                   (1.11)(d)       (1.95)         (1.44)          (1.55)            (.62)(d)

Portfolio Turnover Rate                                    39.90(d)        77.42         100.86          112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            82,368          91,048        182,418         602,842           30,207

(A)  FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                     Six Months Ended
                                                    February 28, 2003                          Year Ended August 31,
                                                                           ---------------------------------------------------------

CLASS R SHARES                                     (Unaudited)           2002           2001            2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    15.05           22.72          67.69           32.22            28.25

Investment Operations:

Investment (loss)--net                                   (.05)(b)        (.16)(b)       (.14)(b)        (.30)(b)         (.07)(b)

Net realized and unrealized gain
   (loss) on investments                                  .29           (7.51)        (44.83)          36.02             4.04

Total from Investment Operations                          .24           (7.67)        (44.97)          35.72             3.97

Distributions:

Dividends from net realized gain
   on investments                                          --              --             --            (.25)             --

Net asset value, end of period                          15.29           15.05          22.72           67.69            32.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         1.59(c)       (33.76)        (66.44)         111.21            14.05(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                  .51(c)         1.15            .86             .86              .44(c)

Ratio of interest expense
   to average net assets                                   --              --            .00(d)           --               --

Ratio of net investment (loss)
   to average net assets                                 (.32)(c)        (.73)          (.34)           (.48)            (.24)(c)

Portfolio Turnover Rate                                 39.90(c)        77.42         100.86          112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          8,600           8,318          9,872          85,803            1,257

(A)  FROM APRIL 15, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                     Six Months Ended
                                                    February 28, 2003                          Year Ended August 31,
                                                                            --------------------------------------------------------

CLASS T SHARES                                     (Unaudited)           2002           2001            2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    14.70           22.38          67.26           32.21            32.21

Investment Operations:

Investment (loss)--net                                   (.14)(b)        (.34)(b)       (.39)(b)        (.66)(b)           --

Net realized and unrealized gain
   (loss) on investments                                  .29           (7.34)        (44.49)          35.96               --

Total from Investment Operations                          .15           (7.68)        (44.88)          35.30               --

Distributions:

Dividends from net realized gain
   on investments                                          --              --             --            (.25)              --

Net asset value, end of period                          14.85           14.70          22.38           67.26            32.21
------------------------------------------------------------------------------------------------------------------------------------

     TOTAL RETURN (%)(C)                                 1.02(d)       (34.32)        (66.72)         109.93               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                 1.08(d)         1.99           1.59            1.48               --

Ratio of interest expense
   to average net assets                                   --              --            .00(e)           --               --

Ratio of net investment (loss)
   to average net assets                                 (.90)(d)       (1.56)         (1.04)          (1.11)              --

Portfolio Turnover Rate                                 39.90(d)        77.42         100.86          112.24            78.93
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          3,192           3,364          6,583          19,049                1

(A)  THE FUND COMMENCED OFFERING CLASS T SHARES ON AUGUST 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on invest

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $814,277,169 available for federal income tax purposes to be applied against future net securities profits,
if   any,   realized   subsequent   to   August   31,  2002.  If  not  applied,

$7,796,356 of the carryover expires in fiscal 2008, $47,022,027 expires in fiscal 2009 and $759,458,786 expires in fiscal 2010.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $5 million for leverage purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended February 28, 2003, the Distributor retained $29,001 and $117 from commissions earned on sales of the fund's Class A and T shares, respectively, and $473,115 and $5,461 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $713,062, $325,371 and $4,114, respectively, pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $369,326, $237,687, $108,457 and $4,114, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $924,101 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $79,628 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund "Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(e) During the period ended February 28, 2003, the portfolio incurred total brokerage commissions of $1,294,374 of which $10,350 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The  following  summarizes  the  aggregate  amount  of  purchases  and  sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended February 28, 2003:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                       212,579,600          212,907,250

Short sale transactions                   6,181,167            5,939,531

     TOTAL                               218,760,767         218,846,781

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At February 28, 2003, there were no securities sold short outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At February 28, 2003, there were no forward currency exchange contracts outstanding.

At February 28, 2003, accumulated net unrealized depreciation on investments was $173,945,425, consisting of $17,789,454 gross unrealized appreciation and $191,734,879 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                  For More Information

                        Dreyfus Premier
                        Technology Growth Fund
                        200 Park Avenue

                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  255SA0203




      Dreyfus Premier
      Future Leaders Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                             Future Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Future Leaders Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced total returns of -9.80% for Class A shares, -10.12% for Class B shares, -10.11% for Class C shares, -9.58% for Class R shares and -10.01% for Class T shares.(1) This compares with the performance of the fund's benchmark, the Russell 2000 Index, which produced a total return of -7.09% the same period.(2)

We attribute the fund's negative performance to a downturn in the broad equity market caused by a combination of factors, including disappointing earnings reports from a variety of corporations, weakening consumer confidence, rising unemployment and uncertainties regarding a possible war in Iraq. The fund underperformed its benchmark, in part due to its broader exposure to the small-cap spectrum at a time when small-cap investors preferred the perceived stability of larger companies.

What is the fund's investment approach?

The fund seeks capital growth by investing in companies we believe are future leaders: small companies characterized by innovative products, services or processes having the potential to enhance earnings or revenue growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund's holdings can have market capitalizations in excess of $2 billion at any given time.

When choosing stocks, the fund uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we seek stocks with strong positions in major product lines, sustained achievement records and strong financial conditions. We also seek special situations, such as corporate restructurings or management changes, that could increase the stock price.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

U.S. markets were subject to conflicting forces during the reporting period. On the positive side, industrial output grew modestly and inflation remained in check. On the negative side, consumer confidence and spending waned, and companies continued to issue mixed earnings reports. In addition, investor concerns were heightened by the probability of war with Iraq.

In this volatile environment, small-cap investors tended to favor somewhat larger companies that they considered relatively safe. Because the fund generally finds many promising new investments among smaller companies, its performance was negatively impacted as investors moved up the market capitalization spectrum. The impact was most keenly felt in the technology area, where the fund's losses were exacerbated by its concentration on software and semiconductor stocks. Both of these areas suffered from poor visibility regarding earnings and revenue prospects.

In the health care area, the fund's relatively weak performance was related to declines in specific stocks rather than broad industry trends. For example, fund holding United Surgical Partners fell prey to the market's concerns over its ability to maintain growth. Although we believe that the company's fundamentals remained strong, external factors such as Medicare reimbursements weighed heavily on the stock. Finally, in the producer durables area, the market's aversion to risk led stocks of some manufacturers that supply retail channels, such as Pentair, to suffer what we regarded as sympathy declines as retail businesses endured a difficult environment.

On the other hand, the fund largely compensated for these negative factors with stronger results in other areas. Consumer discretionary stocks delivered better than average returns despite weakening levels of consumer confidence and spending. The fund generally avoided stocks of most general retailers, concentrating instead on specialty retailers such as Hot Topic, gaming concerns such as Station Casinos, and media outlets such as Emmis Communications. In the energy area, the fund capitalized on higher commodity prices and weak supply by investing in exploration and production companies such as Meridian Resources and equipment service company Grant Prideco.

What is the fund's current strategy?

As of the end of the reporting period, the fund held a slightly greater than average exposure to consumer staples stocks, particularly among food companies, an area that has historically tended to deliver consistent earnings and revenues in times of heightened economic volatility. We also allocated a slightly larger than average percentage of the fund's assets to energy stocks in light of rising commodity prices and weak domestic supply. Due to weakening levels of consumer spending, we continued to de-emphasize holdings among consumer discretionary stocks. Similarly, we had a relatively lower exposure to financial services stocks, reflecting our concern that high valuations and deepening consumer debt could undermine the financial health of many lenders, while flattening interest rates could hurt other financial institutions.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--94.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--5.7%

Delta Air Lines                                                                                 240,000                2,016,000

Kansas City Southern                                                                            145,000  (a)           1,761,750

Superior Industries International                                                                55,000                2,130,700

UTI Worldwide                                                                                   100,000                2,485,000

                                                                                                                       8,393,450

CONSUMER--15.7%

American Italian Pasta, Cl. A                                                                    55,000  (a)           2,283,050

CSK Auto                                                                                        162,500  (a)           1,423,500

Callaway Golf                                                                                   165,000                1,894,200

Chico's FAS                                                                                     135,000  (a)           2,439,450

Education Management                                                                             45,500  (a)           1,723,540

Emmis Communications, Cl. A                                                                     110,000  (a)           2,176,900

Entercom Communications                                                                          46,500  (a)           2,150,160

Hot Topic                                                                                       105,000  (a)           2,320,500

Performance Food Group                                                                           65,000  (a)           2,046,850

Ruby Tuesday                                                                                    120,000                2,235,600

Station Casinos                                                                                 139,000  (a)           2,522,850

                                                                                                                      23,216,600

ENERGY--6.7%

Grant Prideco                                                                                   192,500  (a)           2,333,100

Meridian Resource                                                                             2,025,000  (a)           3,280,500

Premcor                                                                                          90,000                2,259,900

Rowan Companies                                                                                 100,000                1,963,000

                                                                                                                       9,836,500

FINANCIAL SERVICES--16.9%

Arch Capital Group                                                                               91,500  (a)           2,860,290

Bank United (CPR)                                                                                 2,500  (a)                 275

Cullen/Frost Bankers                                                                             65,000                2,025,400

First Midwest Bancorp                                                                            85,000                2,220,200

Global Payments                                                                                  90,000                2,514,600

Hilb, Rogal & Hamilton                                                                           57,500                1,709,475

Max Re Capital                                                                                  170,000                1,904,000

Montpelier Re Holdings                                                                           85,000                2,270,350

Protective Life                                                                                  85,000                2,305,200

Texas Regional Bancshares, Cl. A                                                                 78,000                2,581,020


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Westamerica Bancorporation                                                                       60,000                2,440,800

Whitney Holding                                                                                  65,000                2,139,150

                                                                                                                      24,970,760

HEALTH CARE--12.9%

Andrx                                                                                           157,000  (a)           1,829,050

Axcan Pharma                                                                                    200,000  (a)           1,970,000

Coventry Health Care                                                                             82,500  (a)           2,337,225

NDCHealth                                                                                       104,000                2,267,200

PacifiCare Health Systems                                                                       100,000  (a)           2,160,000

Protein Design Labs                                                                             211,000  (a)           1,614,150

Renal Care Group                                                                                 66,000  (a)           1,931,820

SICOR                                                                                           146,000  (a)           2,195,840

STERIS                                                                                          104,500  (a)           2,638,625

                                                                                                                      18,943,910

MATERIALS & PROCESSING--8.7%

Agnico-Eagle Mines                                                                              175,000                2,411,500

Airgas                                                                                          155,000  (a)           2,712,500

Bowater                                                                                          70,000                2,656,500

Crown Holdings                                                                                  354,500  (a)           2,027,740

Georgia Gulf                                                                                     35,000                  666,400

OM Group                                                                                        285,000                2,411,100

                                                                                                                      12,885,740

PRODUCER DURABLES--8.7%

Alliant Techsystems                                                                              47,000  (a)           2,270,100

Hanover Compressor                                                                              165,000  (a)           1,334,850

Joy Global                                                                                      200,000  (a)           2,038,000

Navistar International                                                                          110,500  (a)           2,611,115

Power-One                                                                                       136,000  (a)             669,120

Roper Industries                                                                                 65,000                1,875,250

United Defense Industries                                                                        95,000  (a)           2,040,600

                                                                                                                      12,839,035

TECHNOLOGY--14.0%

Advanced Fibre Communications                                                                   140,000  (a)           2,233,000

Borland Software                                                                                150,000  (a)           1,513,500

Emulex                                                                                          107,500  (a)           1,931,775

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Exar                                                                                            173,000  (a)           2,174,610

Integrated Circuit Systems                                                                      117,500  (a)           2,803,550

J.D. Edwards & Co.                                                                              185,000  (a)           2,218,150

NVIDIA                                                                                          165,000  (a)           2,082,300

NetIQ                                                                                           140,000  (a)           1,724,800

PMC-Sierra                                                                                      345,000  (a)           1,952,700

Varian Semiconductor Equipment Associates                                                        80,000  (a)           2,060,000

                                                                                                                      20,694,385

UTILITIES--4.9%

DQE                                                                                             115,000                1,552,500

El Paso Electric                                                                                200,000  (a)           2,060,000

Westar Energy                                                                                   120,000                1,494,000

Western Gas Resources                                                                            65,500                2,161,500

                                                                                                                       7,268,000

TOTAL COMMON STOCKS
   (cost $146,060,041)                                                                                               139,048,380
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.13%, 3/6/2003                                                                              667,000                  666,933

   1.13%, 3/13/2003                                                                             148,000                  147,951

   1.16%, 3/20/2003                                                                           1,453,000                1,452,186

   1.19%, 3/27/2003                                                                           4,054,000                4,050,798

TOTAL SHORT-TERM INVESTMENTS
   (cost $6,317,467)                                                                                                   6,317,868
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $152,377,508)                                                               98.5%             145,366,248

CASH AND RECEIVABLES (NET)                                                                          1.5%               2,181,288

NET ASSETS                                                                                        100.0%             147,547,536

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           152,377,508   145,366,248

Cash                                                                    516,512

Receivable for investment securities sold                             3,507,368

Receivable for shares of Common Stock subscribed                        140,573

Dividends receivable                                                     22,325

Prepaid expenses                                                         16,848

                                                                    149,569,874
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           167,723

Payable for investment securities purchased                           1,539,132

Payable for shares of Common Stock redeemed                             241,270

Accrued expenses                                                         74,213

                                                                      2,022,338
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      147,547,536
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     196,131,539

Accumulated investment (loss)--net                                     (710,898)

Accumulated net realized gain (loss) on investments                 (40,861,845)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (7,011,260)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      147,547,536



NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       41,616,204           24,073,278           11,276,195           70,177,866              403,993

Shares Outstanding                    3,704,340            2,186,186            1,023,000            6,193,856               36,221
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          11.23                11.01                11.02                11.33                11.15



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         418,376

Interest                                                                35,524

TOTAL INCOME                                                           453,900

EXPENSES:

Management fee--Note 3(a)                                              682,006

Shareholder servicing costs--Note 3(c)                                 261,441

Distribution fees--Note 3(b)                                           142,113

Registration fees                                                       29,623

Prospectus and shareholders' reports                                    19,869

Professional fees                                                       15,258

Custodian fees--Note 3(c)                                                8,776

Directors' fees and expenses--Note 3(d)                                  2,411

Interest expense--Note 2                                                   141

Miscellaneous                                                            3,160

TOTAL EXPENSES                                                       1,164,798

INVESTMENT (LOSS)--NET                                                (710,898)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (15,047,374)

Net unrealized appreciation (depreciation) on investments              217,563

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (14,829,811)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (15,540,709)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (710,898)             (942,380)

Net realized gain (loss) on investments       (15,047,374)          (21,674,448)

Net unrealized appreciation (depreciation)
   on investments                                 217,563           (10,010,585)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (15,540,709)          (32,627,413)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,638,334            44,265,486

Class B shares                                  2,278,776            22,083,435

Class C shares                                  1,065,634            13,333,274

Class R shares                                  6,520,497            64,805,225

Class T shares                                     58,117               299,524

Cost of shares redeemed:

Class A shares                                 (5,423,856)          (15,109,305)

Class B shares                                 (3,316,322)           (5,186,540)

Class C shares                                 (1,394,662)           (2,163,999)

Class R shares                                 (6,400,919)          (16,606,230)

Class T shares                                    (50,447)              (58,464)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              5,975,152           105,662,406

TOTAL INCREASE (DECREASE) IN NET ASSETS        (9,565,557)           73,034,993
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           157,113,093            84,078,100

END OF PERIOD                                 147,547,536           157,113,093

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,079,746             2,985,355

Shares redeemed                                  (456,189)           (1,022,932)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     623,557             1,962,423
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       195,243             1,507,712

Shares redeemed                                  (287,170)             (376,445)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (91,927)            1,131,267
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        90,630               913,847

Shares redeemed                                  (121,518)             (159,512)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (30,888)              754,335
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       551,101             4,214,588

Shares redeemed                                  (541,111)           (1,189,329)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,990             3,025,259
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,887                20,165

Shares redeemed                                    (4,268)               (4,341)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         619                15,824

(A) DURING THE PERIOD ENDED FEBRUARY 28, 2003, 3,351 CLASS B SHARES REPRESENTING $39,721 WERE AUTOMATICALLY CONVERTED TO 3,289 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2002, 3,986 CLASS B SHARES REPRESENTING $51,348 WERE AUTOMATICALLY CONVERTED TO 3,924 CLASS A SHARES.




SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                           Six Months Ended
                                                           February 28, 2003                      Year Ended August 31,
                                                                                    ------------------------------------------------

CLASS A SHARES                                              (Unaudited)            2002              2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             12.45            14.65             14.32            12.50

Investment Operations:

Investment (loss)--net                                            (.05)(b)         (.10)(b)          (.01)(b)         (.00)(b,c)

Net realized and unrealized
   gain (loss) on investments                                    (1.17)           (2.10)              .34             1.82

Total from Investment Operations                                 (1.22)           (2.20)              .33             1.82

Net asset value, end of period                                   11.23            12.45             14.65            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                              (9.80)(e)       (15.02)             2.30            14.56(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            .75(e)          1.43              1.63              .30(e)

Ratio of net investment (loss)
   to average net assets                                          (.46)(e)         (.66)             (.70)            (.03)(e)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                          --               --               .20             1.12(e)

Portfolio Turnover Rate                                          51.64(e)        100.38            247.87            47.50(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           41,616           38,350            16,379              877

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                                           Six Months Ended
                                                           February 28, 2003                        Year Ended August 31,
                                                                                 ---------------------------------------------------

CLASS B SHARES                                                (Unaudited)             2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               12.25             14.52            14.30            12.50

Investment Operations:

Investment (loss)--net                                              (.10)(b)          (.21)(b)         (.02)(b)         (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                      (1.14)            (2.06)             .24             1.82

Total from Investment Operations                                   (1.24)            (2.27)             .22             1.80

Net asset value, end of period                                     11.01             12.25            14.52            14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               (10.12)(d)        (15.63)            1.54            14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.12(d)           2.19             2.37              .43(d)

Ratio of net investment (loss)
   to average net assets                                            (.82)(d)         (1.43)           (1.41)            (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                            --                --              .21             1.13(d)

Portfolio Turnover Rate                                            51.64(d)         100.38           247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             24,073            27,898           16,648              852

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended
                                                           February 28, 2003                      Year Ended August 31,
                                                                                   -------------------------------------------------

CLASS C SHARES                                                 (Unaudited)             2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.26             14.53            14.30            12.50

Investment Operations:

Investment (loss)--net                                               (.09)(b)          (.21)(b)         (.02)(b)         (.02)(b)

Net realized and unrealized
   gain (loss) on investments                                       (1.15)            (2.06)             .25             1.82

Total from Investment Operations                                    (1.24)            (2.27)             .23             1.80

Net asset value, end of period                                      11.02             12.26            14.53            14.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (10.11)(d)        (15.62)            1.61            14.40(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.10(d)           2.19             2.37              .43(d)

Ratio of net investment (loss)
   to average net assets                                             (.80)(d)         (1.43)           (1.41)            (.16)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             --                --              .32             1.21(d)

Portfolio Turnover Rate                                             51.64(d)         100.38           247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              11,276            12,918            4,353              922

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                            Six Months Ended
                                                           February 28, 2003                      Year Ended August 31,
                                                                              ------------------------------------------------------

CLASS R SHARES                                               (Unaudited)             2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              12.53             14.69            14.32            12.50

Investment Operations:

Investment income (loss)--net                                      (.03)(b)          (.05)(b)         (.00)(b,c)        .00(b,c)

Net realized and unrealized
   gain (loss) on investments                                     (1.17)            (2.11)             .37             1.82

Total from Investment Operations                                  (1.20)            (2.16)             .37             1.82

Net asset value, end of period                                    11.33             12.53            14.69            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  (9.58)(d)        (14.70)            2.58            14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             .59(d)           1.10             1.26              .26(d)

Ratio of net investment income (loss)
   to average net assets                                           (.29)(d)          (.32)            (.21)             .02(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           --                --              .10              .62(d)

Portfolio Turnover Rate                                           51.64(d)         100.38           247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            70,178            77,506           46,409            1,734

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                           Six Months Ended
                                                           February 28, 2003                      Year Ended August 31,
                                                                               -----------------------------------------------------

CLASS T SHARES                                                  (Unaudited)             2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 12.39             14.63            14.32            12.50

Investment Operations:

Investment (loss)--net                                                (.08)(b)          (.15)(b)         (.01)(b)         (.01)(b)

Net realized and unrealized
   gain (loss) on investments                                        (1.16)            (2.09)             .32             1.83

Total from Investment Operations                                     (1.24)            (2.24)             .31             1.82

Net asset value, end of period                                       11.15             12.39            14.63            14.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                 (10.01)(d)        (15.31)            2.16            14.56(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .98(d)           1.79             1.86              .35(d)

Ratio of net investment (loss)
   to average net assets                                              (.69)(d)         (1.02)            (.90)            (.05)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              --                --              .67             1.12(d)

Portfolio Turnover Rate                                              51.64(d)         100.38           247.87            47.50(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  404               441              289              458

(A) FROM JUNE 30, 2000 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $199 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $9,518,989 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $162,004 of the carryover expires in fiscal 2009 and $9,356,985 expires in fiscal 2010.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings

The average daily amount of borrowings outstanding during the period ended February 28, 2003 was approximately $16,600, with a related weighted average annualized interest rate of 1.71%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended February 28, 2003, the Distributor retained $9,593 and $33 from commissions earned on sales of the fund's Class A and T shares, respectively, and $48,233 and $4,691 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $96,265, $45,330 and $518, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $51,074, $32,088, $15,110 and $518, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $53,081 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $8,776 pursuant to the custody agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended February 28, 2003, the fund incurred total brokerage commissions of $443,387, of which $1,400 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $81,793,600 and $76,381,498, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was
$7,011,260,   consisting   of   $9,727,645  gross  unrealized  appreciation  and
$16,738,905 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES


                 For More Information

                        Dreyfus Premier
                        Future Leaders Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  522SA0203




      Dreyfus
      Premier Strategic
      Value Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                            Strategic Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Strategic Value Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Quinn Stills.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Quinn Stills, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced total returns of -1.40% for Class A shares, -1.65% for Class B shares, -1.65% for Class C shares, -1.18% for Class R shares and -1.48% for Class T shares.(1) The fund' s benchmark, the Russell 1000 Value Index, produced a total return of -7.80% for the same period.(2)

We attribute the fund and market's performance to the effects of a sluggish economy, disappointing corporate earnings and escalating international tensions. While we are never satisfied with negative returns, we are nonetheless pleased that the fund outperformed its benchmark, primarily because of the success of our security selection strategy, which is driven by fundamental analysis of individual companies. Investments in companies that restructured their operations during the economic downturn, including several in the technology and telecommunications groups, drove the fund's strong relative performance.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 80% of the fund's assets in stocks, including common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up" approach, where the focus is on individual stock selection rather than attempting to forecast market trends. The fund' s investment approach is value-oriented and research-driven. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

What other factors affected the fund's performance?

The fund outperformed because many of its investments may have reached a critical inflection point as evidenced by the fact that they

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

exceeded earnings expectations in many cases. Like most other equity investments, the fund was adversely influenced by generally disappointing corporate earnings in a persistently sluggish economic environment. The economy has not yet gained momentum, and many corporations have continued to cut back on spending. The effects of prevailing economic weakness were intensified by heightened geopolitical tensions in the Middle East.

Most   segments   of  the  broad  stock  market  declined  in  this  challenging environment, including growth- and value-oriented stocks across all capitalization ranges. However, some individual stocks held up relatively well, including many of the fund's holdings. A rally in fall 2002 was particularly beneficial to some of the technology and telecommunications stocks that previously had been hard-hit in the bear market. Our bottom-up stock selection strategy helped us identify a number of such companies that, in our view, were taking appropriate steps to restructure their businesses for less robust business conditions. For example, fiber-optics leader Corning Inc., one of the the fund' s largest holdings, saw its stock rebound after it reduced manufacturing capacity, cut costs and improved its gross profit margins. Similarly, cost cutting at the Canadian telecommunications giant Nortel Networks helped boost its earnings and stock price. The ongoing recovery of office equipment manufacturer Xerox Corp. was reflected in higher levels of cash flow and earnings. BMC Software benefited from its lack of long-term debt, high levels of free cash flow and rising earnings.

In addition, the fund's performance benefited from our stock selection process in the energy and basic industry groups, where we found relatively few investments meeting our criteria. Based on research into individual companies in these sectors, we believe that valuations of many energy and basic industry stocks are higher than may be warranted by their earnings outlooks.

On the other hand, the fund received generally disappointing results from some of its consumer-oriented stocks, which fell because of concerns regarding the sustainability of consumer spending in the lack luster economy. Examples include appliance manufacturer Maytag Corp. and Federated Department Stores, owner of Bloomingdale's, Macy's, Stern's and other chains.

What is the fund's current strategy?

We continue to find a number of attractively valued investment opportunities in companies that have not traditionally been considered value-oriented stocks. Indeed, companies in the technology, telecommunications and capital goods groups, where we have found a relatively large number of opportunities meeting our value-oriented investment criteria, have historically been considered growth stocks. However, because their stock prices have fallen sharply since early 2000, we believe that many of these companies now represent attractive values. Conversely, we continue to find relatively few value-oriented opportunities in the energy, basic industries and finance groups.

Using our bottom-up process, we have focused on companies with relatively low debt levels, attractive valuations and improving earnings prospects. We believe that these companies should experience improved earnings results as business conditions improve.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   ()Part of the portfolio's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000
     COMPANIES  WITH  LOWER  PRICE-TO-BOOK  RATIOS AND LOWER  FORECASTED  GROWTH
     VALUES.

                                                             The Fund


STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)



COMMON STOCKS--97.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--2.0%

Air Products & Chemicals                                                                         21,300                  825,588

Cytec Industries                                                                                 36,400  (a)           1,053,780

                                                                                                                       1,879,368

BROADCASTING & PUBLISHING--.7%

Fox Entertainment Group, Cl. A                                                                   22,700  (a)             606,771

CAPITAL GOODS--19.6%

Andrew                                                                                           26,600  (a,b)           202,958

Corning                                                                                         931,300  (a)           4,581,996

Eaton                                                                                            25,900                1,837,605

Emerson Electric                                                                                 18,300                  861,381

Illinois Tool Works                                                                              21,300                1,268,841

Nokia, ADR                                                                                      202,900                2,684,367

Pentair                                                                                           2,900                  105,415

Rockwell Automation                                                                              11,400                  262,314

Rockwell Collins                                                                                 11,400                  224,010

United Technologies                                                                              37,900                2,220,182

Xerox                                                                                           422,800  (a)           3,805,200

                                                                                                                      18,054,269

CONSUMER DURABLES--4.1%

Ford Motor                                                                                       40,900  (b)             340,288

Koninklijke (Royal) Philips Electronics (New York Shares)                                        94,900                1,584,830

Maytag                                                                                           76,900                1,853,290

                                                                                                                       3,778,408

CONSUMER NON-DURABLES--4.4%

Blyth                                                                                             3,400                   84,490

Columbia Sportswear                                                                               3,300  (a)             117,975

Constellation Brands, Cl. A                                                                      51,600  (a)           1,270,908

Fortune Brands                                                                                    2,400                  105,216

J. M. Smucker                                                                                       120                    4,110

Jones Apparel Group                                                                               5,000  (a)             141,800

NIKE, Cl. B                                                                                      22,900  (b)           1,061,873

UST                                                                                              28,100                  810,123

V. F.                                                                                            14,000                  473,900

                                                                                                                       4,070,395


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--5.0%

Federated Department Stores                                                                      37,300  (a)             951,150

Gannett                                                                                          13,500                  974,295

Harrah's Entertainment                                                                           12,500  (a)             410,500

RadioShack                                                                                       67,000                1,315,880

Sabre Holdings                                                                                   18,400  (a)             304,704

Wal-Mart Stores                                                                                  12,500                  600,750

Young Broadcasting, Cl. A                                                                         5,800  (a)              71,456

                                                                                                                       4,628,735

ENERGY--5.5%

BP, ADR                                                                                          44,500                1,695,895

ChevronTexaco                                                                                     4,789                  307,310

Exxon Mobil                                                                                      69,298                2,357,518

Royal Dutch Petroleum
   (New York Shares), ADR                                                                        17,900                  710,093

                                                                                                                       5,070,816

FINANCIAL SERVICES--18.4%

Alliance Capital Management Holding                                                              71,100                2,005,020

Allstate                                                                                         31,200                  986,856

American Express                                                                                 34,200                1,148,436

Citigroup                                                                                        74,307                2,477,395

Goldman Sachs Group                                                                              32,500                2,257,125

Janus Capital Group                                                                              99,000                1,171,170

Lehman Brothers Holdings                                                                         46,300                2,563,631

Marsh & McLennan Cos.                                                                            24,400                  993,080

Merrill Lynch                                                                                    24,100                  821,328

Morgan Stanley                                                                                   43,300                1,595,605

Old Republic International                                                                       32,400                  884,520

                                                                                                                      16,904,166

HEALTH CARE--3.5%

Merck & Co.                                                                                      16,700                  880,925

Mylan Laboratories                                                                               40,950  (b)           1,169,123

WellPoint Health Networks                                                                        16,500  (a)           1,122,165

                                                                                                                       3,172,213

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--.2%

Travelers Property Casualty, Cl. A                                                                3,142                   49,172

Travelers Property Casualty, Cl. B                                                                6,717                  106,800

                                                                                                                         155,972

LEISURE & TOURISM--.5%

Mandalay Resort Group                                                                            18,800  (a)             474,512

MISCELLANEOUS--.5%

PeopleSoft                                                                                       25,200  (a)             430,920

TECHNOLOGY--24.6%

Agere Systems, Cl. A                                                                            551,500  (a)             887,915

Agere Systems, Cl. B                                                                            392,584  (a)             600,654

Apple Computer                                                                                   91,100  (a)           1,367,411

BMC Software                                                                                    150,300  (a)           2,915,820

Cisco Systems                                                                                   137,500  (a)           1,922,250

Compuware                                                                                       214,600  (a)             791,874

Electronics for Imaging                                                                          85,600  (a)           1,420,104

Intel                                                                                            22,000                  379,500

International Business Machines                                                                  46,000                3,585,700

JDS Uniphase                                                                                    380,700  (a)           1,092,609

KLA-Tencor                                                                                       53,500  (a,b)         1,912,625

Lucent Technologies                                                                             571,100  (a)             936,604

Microsoft                                                                                        19,000                  450,300

Nortel Networks                                                                               1,357,400  (a)           2,918,410

Siebel Systems                                                                                   27,500  (a)             237,325

3Com                                                                                            294,800  (a)           1,235,212

                                                                                                                      22,654,313

TELECOMMUNICATIONS--1.1%

Advanced Fibre Communications                                                                     3,200  (a)              51,040

Cable & Wireless, ADR                                                                            18,600                   52,266

Sprint (FON Group)                                                                               38,900                  494,030

Sprint (PCS Group)                                                                              112,200  (a)             444,312

                                                                                                                       1,041,648

TRANSPORTATION--2.5%

Carnival                                                                                         46,500  (b)           1,068,105

Southwest Airlines                                                                               42,900                  517,803

USFreightways                                                                                    30,300                  736,593

                                                                                                                       2,322,501


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--4.8%

ALLTEL                                                                                           28,200                1,224,444

AT&T Wireless Services                                                                           64,000  (a)             378,240

BT Group, ADR                                                                                    12,000                  306,600

Pinnacle West Capital                                                                            15,500                  473,370

Scottish Power, ADR                                                                              30,500                  698,755

Telephone and Data Systems                                                                       10,200                  408,714

Verizon Communications                                                                           27,400                  947,492

                                                                                                                       4,437,615

TOTAL COMMON STOCKS

   (cost $105,092,224)                                                                                                89,682,622
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS:

   1.13%, 3/6/2003                                                                              220,000                  219,978

   1.13%, 3/13/2003                                                                             124,000                  123,959

   1.14%, 3/20/2003                                                                           1,965,000                1,963,899

   1.20%, 3/27/2003                                                                             141,000                  140,889

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,448,612)                                                                                                   2,448,725
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--4.5%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $4,137,186)                                                                          4,137,186                4,137,186
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $111,678,022)                                                             104.6%              96,268,533

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (4.6%)             (4,224,653)

NET ASSETS                                                                                        100.0%              92,043,880

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT FEBRUARY 28, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $4,046,396  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $4,137,186.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $4,046,396) 111,678,022    96,268,533

Cash                                                                    146,620

Receivable for investment securities sold                               558,866

Dividends and interest receivable                                       131,049

Receivable for shares of Common Stock subscribed                         60,125

Prepaid expenses                                                         19,598

                                                                     97,184,791
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            87,799

Liability for securities loaned--Note 1(c)                            4,137,186

Payable for investment securities purchased                             685,276

Payable for shares of Common Stock redeemed                              33,997

Accrued expenses                                                        196,653

                                                                      5,140,911
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       92,043,880
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,303,948

Accumulated investment (loss)--net                                     (231,476)

Accumulated net realized gain (loss) on investments                 (23,619,103)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (15,409,489)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       92,043,880

NET ASSET VALUE PER SHARE



                                             Class A               Class B             Class C            Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                            88,858,928             2,688,833             462,170              29,166            4,783

Shares Outstanding                         5,258,761               161,009              27,665               1,734           286.61
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                               16.90                 16.70               16.71              16.82             16.69



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $12,216 foreign taxes withheld at source)       558,960

Interest                                                                10,551

Income on securities lending                                             1,770

TOTAL INCOME                                                           571,281

EXPENSES:

Management fee--Note 3(a)                                              358,075

Shareholder servicing costs--Note 3(c)                                 359,622

Registration fees                                                       24,676

Professional fees                                                       16,638

Prospectus and shareholders' reports                                    14,320

Distribution fees--Note 3(b)                                            11,878

Custodian fees--Note 3(c)                                                8,860

Interest expense--Note 2                                                 2,534

Directors' fees and expenses--Note 3(d)                                  1,502

Miscellaneous                                                            4,652

TOTAL EXPENSES                                                         802,757

INVESTMENT (LOSS)--NET                                                (231,476)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (22,555,585)

Net unrealized appreciation (depreciation) on investments           18,456,093

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,099,492)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,330,968)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (231,476)             (432,103)

Net realized gain (loss) on investments       (22,555,585)             (952,056)

Net unrealized appreciation
   (depreciation) on investments               18,456,093           (33,311,878)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,330,968)          (34,696,037)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (404,208)

Class B shares                                         --                (2,400)

Class C shares                                         --                  (764)

Class R shares                                         --                    (3)

Class T shares                                         --                    (2)

Net realized gain on investments:

Class A shares                                         --            (3,449,609)

Class B shares                                         --               (19,935)

Class C shares                                         --                (6,797)

Class R shares                                         --                   (26)

Class T shares                                         --                   (26)

TOTAL DIVIDENDS                                        --            (3,883,770)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,425,050            65,331,610

Class B shares                                    236,784             3,732,573

Class C shares                                      3,110               676,190

Class R shares                                         --               129,042

Class T shares                                     49,697                 2,665

Dividends reinvested:

Class A shares                                         --             3,781,153

Class B shares                                         --                18,608

Class C shares                                         --                 2,212

Class R shares                                         --                    29

Class T shares                                         --                    28

Cost of shares redeemed:

Class A shares                                (46,501,298)          (30,757,450)

Class B shares                                   (258,689)             (447,898)

Class C shares                                    (19,307)             (171,068)


                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed (continued):

Class R shares                                    (56,514)              (13,031)

Class T shares                                    (47,777)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (27,168,944)           42,284,663

TOTAL INCREASE (DECREASE) IN NET ASSETS       (31,499,912)            3,704,856
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           123,543,792           119,838,936

END OF PERIOD                                  92,043,880           123,543,792
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS A(A)

Shares sold                                     1,138,821             3,013,683

Shares issued for dividends reinvested                 --               170,938

Shares redeemed                                (2,892,250)           (1,493,597)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,753,429)            1,691,024
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        14,035               173,561

Shares issued for dividends reinvested                 --                   845

Shares redeemed                                   (15,766)              (23,179)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,731)              151,227
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           509                31,220

Shares issued for dividends reinvested                 --                   100

Shares redeemed                                    (1,261)               (8,460)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (752)               22,860
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --                 5,723

Shares issued for dividends reinvested                 --                     1

Shares redeemed                                    (3,455)                 (577)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (3,455)                5,147
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         2,251                   131

Shares issued for dividends reinvested                 --                     1

Shares redeemed                                    (2,138)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         113                   132

(A) DURING THE PERIOD ENDED FEBRUARY 28, 2003, 330 CLASS B SHARES REPRESENTING $4,916 WERE AUTOMATICALLY CONVERTED TO 327 CLASS A SHARES AND DURING THE PERIOD ENDED AUGUST 31, 2002, 3,451 CLASS B SHARES REPRESENTING $73,517 WERE AUTOMATICALLY CONVERTED TO 3,398 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                               Six Months Ended
                                              February 28, 2003                                    Year Ended August 31,
                                                                          ----------------------------------------------------------

CLASS A SHARES                              (Unaudited)            2002           2001(a)          2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           17.14            22.45          28.81            24.52        20.45         26.40

Investment Operations:

Investment income (loss)--net                     (.04)(b)         (.07)(b)        .11(b)           .43(b)       .05(b)        .05

Net realized and unrealized
   gain (loss) on investments                     (.20)           (4.55)         (2.10)            6.46         5.11         (4.27)

Total from Investment Operations                  (.24)           (4.62)         (1.99)            6.89         5.16         (4.22)

Distributions:

Dividends from investment
   income--net                                      --             (.07)          (.38)            (.08)        (.04)         (.03)

Dividends from net realized
   gain on investments                              --             (.62)         (3.99)           (2.52)       (1.05)        (1.70)

Total Distributions                                 --             (.69)         (4.37)           (2.60)       (1.09)        (1.73)

Net asset value, end of period                   16.90            17.14          22.45            28.81        24.52         20.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (1.40)(c,d)     (21.25)(c)      (7.38)(c)        30.88        25.41        (17.02)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           .82(d)          1.48           1.29             1.34         1.29          1.27

Ratio of interest expense and
   loan commitment fees expense
   to average net assets                           .00(d,e)         .00(e)         .00(e)           .00(e)       .01           .01

Ratio of net investment income
   (loss) to average net assets                   (.23)(d)         (.31)           .43             1.72          .22           .16

Portfolio Turnover Rate                          20.38(d)         35.71         337.44           235.16       225.12        170.46
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  88,859          120,206        119,455           77,971       72,244        91,909

(A)  THE FUND CHANGED TO A FIVE CLASS FUND ON JUNE 1, 2001. THE EXISTING  SHARES
     WERE REDESIGNATED CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)    AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                       Six Months Ended
                                                                       February 28, 2003               Year Ended August 31,
                                                                                                 ---------------------------------

CLASS B SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.98              22.40            24.04

Investment Operations:

Investment (loss)--net                                                              (.08)(b)           (.17)(b)         (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                            (.20)             (4.55)           (1.62)

Total from Investment Operations                                                    (.28)             (4.72)           (1.64)

Distributions:

Dividends from investment
   income--net                                                                        --               (.08)              --

Dividends from net realized
   gain on investments                                                                --               (.62)              --

Total Distributions                                                                   --               (.70)              --

Net asset value, end of period                                                     16.70              16.98            22.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                (1.65)(d)         (21.79)           (6.82)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.05(d)            2.07              .57(d)

Ratio of net investment (loss)
   to average net assets                                                            (.46)(d)           (.82)            (.09)(d)

Portfolio Turnover Rate                                                            20.38(d)           35.71           337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              2,689              2,763              258

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                        Six Months Ended
                                                                       February 28, 2003              Year Ended August 31,
                                                                                                --------------------------------

CLASS C SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.99              22.39            24.04

Investment Operations:

Investment (loss)--net                                                              (.08)(b)           (.18)(b)         (.01)(b)

Net realized and unrealized
   gain (loss) on investments                                                       (.20)             (4.53)           (1.64)

Total from Investment Operations                                                    (.28)             (4.71)           (1.65)

Distributions:

Dividends from investment
   income--net                                                                        --               (.07)              --

Dividends from net realized
   gain on investments                                                                --               (.62)              --

Total Distributions                                                                   --               (.69)              --

Net asset value, end of period                                                     16.71              16.99            22.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                (1.65)(d)         (21.73)           (6.86)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             1.05(d)            2.08              .57(d)

Ratio of net investment (loss)
   to average net assets                                                            (.46)(d)           (.86)            (.06)(d)

Portfolio Turnover Rate                                                            20.38(d)           35.71           337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                462                483              124

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                       Six Months Ended
                                                                       February 28, 2003               Year Ended August 31,
                                                                                                 ---------------------------------

CLASS R SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               17.02              22.38            24.04

Investment Operations:

Investment income (loss)--net                                                       (.01)(b)            .01(b)          (.04)(b)

Net realized and unrealized
   gain (loss) on investments                                                       (.19)             (4.67)           (1.62)

Total from Investment Operations                                                    (.20)             (4.66)           (1.66)

Distributions:

Dividends from investment
   income--net                                                                        --               (.08)              --

Dividends from net realized
   gain on investments                                                                --               (.62)              --

Total Distributions                                                                   --               (.70)              --

Net asset value, end of period                                                     16.82              17.02            22.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   (1.18)(c)         (21.52)           (6.91)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .59(c)            1.11              .60(c)

Ratio of net investment income
   (loss) to average net assets                                                     (.05)(c)            .06             (.19)(c)

Portfolio Turnover Rate                                                            20.38(c)           35.71           337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 29                 88                1

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                        Six Months Ended
                                                                       February 28, 2003                Year Ended August 31,
                                                                                                  -------------------------------

CLASS T SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                               16.94              22.35            24.04

Investment Operations:

Investment (loss)--net                                                              (.04)(b)           (.14)(b)         (.07)(b)

Net realized and unrealized
   gain (loss) on investments                                                       (.21)             (4.60)           (1.62)

Total from Investment Operations                                                    (.25)             (4.74)           (1.69)

Distributions:

Dividends from investment
   income--net                                                                        --               (.05)              --

Dividends from net realized
   gain on investments                                                                --               (.62)              --

Total Distributions                                                                   --               (.67)              --

Net asset value, end of period                                                     16.69              16.94            22.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                (1.48)(d)         (21.86)           (7.07)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                              .87(d)            1.94              .73(d)

Ratio of net investment (loss)
   to average net assets                                                            (.27)(d)           (.72)            (.32)(d)

Portfolio Turnover Rate                                                            20.38(d)           35.71           337.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  5                  3                1

(A) FROM JUNE 1, 2001 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 43 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of   its   shareholders,   by   complying  with  the  applicable  pro-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $947,202 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 were as follows: ordinary income $2,287,868 and long-term capital gains $1,595,902. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended February 28, 2003, was approximately $234,800, with a related weighted average annualized interest rate of 2.18%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended February 28, 2003, the Distributor retained $1,829 and $11 from commissions earned on sales of the fund's

Class A and T shares, respectively, and $3,916 and $7 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $10,072, $1,801 and $5, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $115,318, $3,358, $600 and $5, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $34,376 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $8,860 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $19,346,693 and $46,604,936, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was
$15,409,489,   consisting   of  $3,541,452  gross  unrealized  appreciation  and
$18,950,941 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                      For More Information

                        Dreyfus Premier
                        Strategic Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  257SA0203




      Dreyfus Premier
      Structured Midcap Fund


      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                          Structured Midcap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Structured Midcap Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Dunn.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager

How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the six-month period ended February 28, 2003, the fund produced total returns of -6.18% for Class A shares, -6.49% for Class B shares, -6.50% for Class C shares, -5.90% for Class R shares and -6.28% for Class T shares.(1) In comparison, the fund's benchmark, the Standard & Poor's MidCap 400 Index ("S&P 400 Index") produced a total return of -7.79% for the same period. In addition, the Russell Midcap Index produced a -5.29% total return for the same period.(2)

We attribute the fund' s performance to a stock market that was troubled by a struggling economy, allegations of corporate misconduct and growing concerns over an impending war with Iraq. We are pleased that the fund outperformed its benchmark in this challenging environment, primarily because of the success of our stock selection strategy within the financial, health care and technology areas.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of midsize companies whose market values generally range between $2 billion and $10 billion at the time of purchase. However, since the fund may continue to hold a security as its market capitalization grows, a small portion of the fund's holdings may have market values in excess of $10 billion at any given time. The fund's stock investments will largely include U.S. common stocks, but on occasion may also include preferred stocks and foreign stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

*FUNDAMENTAL MOMENTUM, such as reported and forecasted earnings for a company relative to its past, peers and the models' overall stock universe;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*RELATIVE VALUE, such as current and forecasted price-to-earnings ratios, yields and other price-sensitive data for a stock compared to its past, peers and the models' overall stock universe;

*FUTURE CASH FLOW, which is a stock's potential price appreciation based on historical information and analysts' forecasts of return on capital, earnings
and    dividends;    and

* ADDITIONAL FACTORS, such as trading by company insiders or stock pricing variables and historical information.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested.

What other factors influenced the fund's performance?

The stock market encountered difficulties during the reporting period against a backdrop of a weak economy, corporate malfeasance and heightened geopolitical tensions. As these negative influences intensified, many investors shifted their assets from stocks to relatively stable investment alternatives, which resulted in an absence of buyers within the equity market and stock prices that fell sharply.

That said, our investment strategy is generally designed to disregard broad economic or market trends when making investment decisions. Instead, we maintain similar exposures to the S&P 400 Index across all industry groups and attempt to achieve higher returns through our individual stock selection strategy.

In that context, we are pleased that the fund produced higher returns than the S& P 400 Index in three key areas: financials, health care and technology. For example, the fund' s financial stocks benefited from a national bank that flourished amid a surge of mortgage refinancing activity. In health care, a services company that enables pharmacy networks to fill prescriptions online helped fuel performance. And while quite a few technology companies performed well during the reporting period, the fund's highest technology returns came from an information storage company, a telecom equipment manufacturer and an Internet service company that allows individuals to pay their bills online.

What is the fund's current strategy?

As always, our strategy is to maintain neutral exposures to the market's various industry groups relative to the S&P 400 Index, but we attempt to find better performing stocks within those areas. At the heart of this strategy is the search for stocks with two main characteristics: they must be inexpensive and they must have "momentum," that is, they must show compelling growth of reported or forecasted earnings. Of course, there is no guarantee that in any given period these characteristics will produce outperformance relative to their benchmark. Fortunately, during this reporting period both of these factors influenced the fund positively.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

February 28, 2003 (Unaudited)


STATEMENT OF INVESTMENTS


COMMON STOCKS--97.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--7.7%

AmerisourceBergen                                                                                   200                   11,000

Avnet                                                                                               900  (a)               9,270

Catalina Marketing                                                                                  800  (a)              14,480

Dun & Bradstreet                                                                                    500  (a)              17,950

Fisher Scientific International                                                                     400  (a)              11,492

Henry Schein                                                                                        500  (a)              20,000

IKON Office Solutions                                                                             1,100                    7,711

Pittston Brink's                                                                                    900                   12,753

Tech Data                                                                                           300  (a)               6,786

Valassis Communications                                                                             700  (a)              15,946

Wallace Computer Services                                                                           500                   12,745

                                                                                                                         140,133

COMMUNICATIONS--.5%

PanAmSat                                                                                            600  (a)               8,316

CONSUMER DURABLES--6.1%

Activision                                                                                        1,000  (a)              14,900

Bandag                                                                                              200                    6,064

Callaway Golf                                                                                     1,100                   12,628

Centex                                                                                              100                    5,528

D.R. Horton                                                                                       1,100                   20,141

Fortune Brands                                                                                      200                    8,768

Lennar                                                                                              400                   21,596

Mohawk Industries                                                                                   300  (a)              14,814

Toll Brothers                                                                                       300  (a)               5,811

                                                                                                                         110,250

CONSUMER NON-DURABLES--4.1%

Coach                                                                                               300  (a)              10,719

Coors (Adolph), Cl. B                                                                               200                    9,620

Dean Foods                                                                                          500  (a)              21,085

Dole Food                                                                                           500                   16,400

PepsiAmericas                                                                                     1,300                   15,886

                                                                                                                          73,710

CONSUMER SERVICES--5.8%

Belo                                                                                                300                    6,465

Bob Evans Farms                                                                                     400                    9,360

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

CBRL Group                                                                                          500                   13,350

Cumulus Media, Cl. A                                                                                500  (a)               7,380

Hearst-Argyle Television                                                                            200  (a)               4,444

Meredith                                                                                            200                    7,824

Papa John's International                                                                           500  (a)              11,885

Washington Post, Cl. B                                                                               30                   21,405

Westwood One                                                                                        700  (a)              23,324

                                                                                                                         105,437

ELECTRONIC TECHNOLOGY--6.5%

L-3 Communications                                                                                  600  (a)              21,672

McDATA                                                                                            1,300  (a)              10,790

Microchip Technology                                                                              1,000                   25,450

Plantronics                                                                                         700  (a)              10,087

Rockwell Automation                                                                                 400                    9,204

SanDisk                                                                                           1,000  (a)              16,680

Storage Technology                                                                                1,000  (a)              23,130

                                                                                                                         117,013

ENERGY MINERALS--3.8%

Amerada Hess                                                                                        200                    8,906

Marathon Oil                                                                                        400                    9,236

Ocean Energy                                                                                      1,100                   22,077

Pogo Producing                                                                                      300                   11,925

XTO Energy                                                                                          700                   17,647

                                                                                                                          69,791

FINANCE--19.2%

American Financial Group                                                                            400                    7,932

Arden Realty                                                                                        400                    8,880

Associated Banc-Corp                                                                                400                   13,836

Compass Bancshares                                                                                  500                   15,910

Countrywide Financial                                                                               200                   10,678

Fidelity National Financial                                                                         770                   25,279

First American                                                                                      500                   11,550

First Tennessee National                                                                            300                   11,457

First Virginia Banks                                                                                300                   12,270

Greater Bay Bancorp                                                                                 700                   11,207

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

GreenPoint Financial                                                                                500                   21,240

Hibernia, Cl. A                                                                                     900                   16,308

Independence Community Bank                                                                         700                   18,186

LaBranche & Co.                                                                                     300                    6,096

M&T Bank                                                                                            200                   15,804

National Commerce Financial                                                                       1,100                   26,708

New York Community Bancorp                                                                          500                   14,305

Old National Bancorp                                                                                315                    6,892

Old Republic International                                                                          800                   21,840

Protective Life                                                                                     600                   16,272

Radian Group                                                                                        400                   13,948

StanCorp Financial Group                                                                            200                    9,950

T. Rowe Price Group                                                                                 300                    7,716

UnumProvident                                                                                       700                    9,100

Webster Financial                                                                                   400                   14,240

                                                                                                                         347,604

HEALTH TECHNOLOGY--6.3%

Applera--Applied Biosystems Group                                                                     500                  9,175

Edwards Lifesciences                                                                                400  (a)              10,644

Gilead Sciences                                                                                     900  (a)              30,600

Human Genome Sciences                                                                               800  (a)               5,432

ICN Pharmaceuticals                                                                               1,800                   17,316

Mylan Laboratories                                                                                  300  8,565

SICOR                                                                                               700  (a)              10,528

STERIS                                                                                              900  (a)              22,725

                                                                                                                         114,985

INDUSTRIAL SERVICES--3.3%

FMC Technologies                                                                                    600  (a)              11,970

National--Oilwell                                                                                   800  (a)              18,000

Tidewater                                                                                           400  12,248

Varco International                                                                                 900  (a)              17,064

                                                                                                                          59,282

PROCESS INDUSTRIES--2.6%

Airgas                                                                                              700  (a)              12,250

Pactiv                                                                                              700  (a)              13,832

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

RPM International                                                                                 1,400                   14,000

Wausau-Mosinee Paper                                                                                700                    6,797

                                                                                                                          46,879

PRODUCER MANUFACTURING--5.9%

AGCO                                                                                                900  (a)              14,616

American Power Conversion                                                                           600  (a)               9,384

Autoliv                                                                                             600                   12,420

Carlisle Cos.                                                                                       200                    8,522

Energizer Holdings                                                                                  800  (a)              21,240

Pentair                                                                                             300                   10,905

Textron                                                                                             200                    7,226

Varian                                                                                              500  (a)              14,785

York International                                                                                  400                    8,560

                                                                                                                         107,658

RETAIL TRADE--8.1%

Abercrombie & Fitch, Cl. A                                                                          700  (a)              19,250

Advance Auto Parts                                                                                  200  (a)               7,804

AutoNation                                                                                        1,000  (a)              13,230

Borders Group                                                                                       500  (a)               7,100

Chico's FAS                                                                                         300  (a)               5,421

Claire's Stores                                                                                     500                   11,410

J.C. Penney                                                                                         500                   9,925

Neiman Marcus Group, Cl. A                                                                          500  (a)              13,540

PETsMART                                                                                            800  (a)              11,960

Rent-A-Center                                                                                       200  (a)               9,990

Saks                                                                                              1,000  (a)               7,690

Sherwin-Williams                                                                                    400                   10,680

Williams-Sonoma                                                                                     800  (a)              18,624

                                                                                                                         146,624

TECHNOLOGY SERVICES--9.3%

Acxiom                                                                                            1,100  (a)              16,786

Affiliated Computer Services, Cl. A                                                                 600  (a)              26,898

Apria Healthcare Group                                                                              600  (a)              13,218

Cerner                                                                                              300  (a)               9,966

CheckFree                                                                                           800  (a)              16,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Coventry Health Care                                                                                400  (a)              11,332

Express Scripts                                                                                     300  (a)              15,516

Health Net                                                                                          800  (a)              20,088

J.D. Edwards & Co.                                                                                  800  (a)               9,592

Symantec                                                                                            500  (a)              20,250

Triad Hospitals                                                                                     300  (a)               7,797

                                                                                                                         168,243

TRANSPORTATION--.7%

EGL                                                                                               1,000  (a)              12,620

UTILITIES--7.5%

AGL Resources                                                                                       600                   13,290

Black Hills                                                                                         600                   14,178

Cleco                                                                                               900                   10,521

Kinder Morgan                                                                                       200                    9,106

Nicor                                                                                               200                    6,018

NiSource                                                                                            500                    8,470

Northeast Utilities                                                                               1,300                   18,200

OGE Energy                                                                                          900                   15,633

ONEOK                                                                                               900                   15,507

Questar                                                                                             600                   16,728

TECO Energy                                                                                         800                    8,864

                                                                                                                         136,515
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,774,396)                                                               97.4%                1,765,060

CASH AND RECEIVABLES (NET)                                                                         2.6%                   48,024

NET ASSETS                                                                                       100.0%                1,813,084

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,774,396    1,765,060

Cash                                                                     63,075

Dividends receivable                                                      1,642

Prepaid expenses                                                          5,469

Due from The Dreyfus Corporation                                          3,453

                                                                      1,838,699
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              12,558

Accrued expenses                                                         13,057

                                                                         25,615
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,813,084
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,181,662

Accumulated investment (loss)--net                                       (5,972)

Accumulated net realized gain (loss) on investments                    (353,270)

Accumulated net unrealized appreciation
  (depreciation) on investments                                          (9,336)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,813,084

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          613,165              640,897              222,140              173,730              163,152

Shares Outstanding                       60,265               63,581               22,052               17,024               16,083
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.17               10.08                 10.07                10.21               10.14



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          10,343

Interest                                                                    62

TOTAL INCOME                                                            10,405

EXPENSES:

Investment advisory fee--Note 3(a)                                       6,643

Registration fees                                                       28,369

Auditing fees                                                            8,103

Prospectus and shareholders' reports                                     6,423

Distribution fees--Note 3(b)                                             3,306

Custodian fees--Note 3(c)                                                3,293

Shareholder servicing costs--Note 3(c)                                   2,760

Directors' fees and expenses--Note 3(d)                                    101

Miscellaneous                                                            2,758

TOTAL EXPENSES                                                          61,756

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (45,379)

NET EXPENSES                                                            16,377

INVESTMENT (LOSS)--NET                                                  (5,972)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (85,678)

Net unrealized appreciation (depreciation) on investments              (23,464)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (109,142)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (115,114)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)      August 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (5,972)             (15,594)

Net realized gain (loss) on investments          (85,678)            (235,375)

Net unrealized appreciation
   (depreciation) on investments                 (23,464)              95,948

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (115,114)            (155,021)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (4,554)

Class B shares                                         --              (2,087)

Class C shares                                         --                (803)

Class R shares                                         --              (1,520)

Class T shares                                         --              (1,056)

TOTAL DIVIDENDS                                        --             (10,020)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS($):

Net proceeds from shares sold:

Class A shares                                     29,734              13,578

Class B shares                                     66,026              11,392

Class C shares                                     24,261              18,008

Class R shares                                      9,635                  --

Dividends reinvested:

Class A shares                                         --               4,554

Class B shares                                         --               2,087

Class C shares                                         --                 656

Class R shares                                         --               1,520

Class T shares                                         --               1,056

Cost of shares redeemed:

Class B shares                                        (40)               (905)

Class C shares                                     (7,432)             (4,185)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                122,184              47,761

TOTAL INCREASE (DECREASE) IN NET ASSETS             7,070            (117,280)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,806,014            1,923,294

END OF PERIOD                                   1,813,084            1,806,014

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2003          Year Ended
                                              (Unaudited)   August 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         2,802                1,107

Shares issued for dividends reinvested                 --                  356

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,802                1,463
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         6,488                1,019

Shares issued for dividends reinvested                 --                  164

Shares redeemed                                        (4)                 (86)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,484                1,097
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,429                1,537

Shares issued for dividends reinvested                 --                   51

Shares redeemed                                      (730)                (412)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,699                1,176
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           905                  --

Shares issued for dividends reinvested                 --                  119

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         905                  119
--------------------------------------------------------------------------------

CLASS T

SHARES ISSUED FOR DIVIDENDS REINVESTED                 --                   83

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                     Six Months Ended
                                                                    February 28, 2003                Year Ended August 31,
                                                                                           ----------------------------------------
CLASS A SHARES                                                             (Unaudited)                 2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                            10.84                 11.79         12.50

Investment Operations:

Investment income (loss)--net                                                    (.02)(b)              (.05)(b)       .00(b,c)

Net realized and unrealized gain
   (loss) on investments                                                         (.65)                 (.82)         (.71)

Total from Investment Operations                                                 (.67)                 (.87)         (.71)

Distributions:

Dividends from investment income--net                                              --                  (.08)          --

Net asset value, end of period                                                  10.17                 10.84         11.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                             (6.18)(e)             (7.47)        (5.68)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .74(e)               1.50           .26(e)

Ratio of net investment income
   (loss) to average net assets                                                  (.16)(e)              (.47)          .03(e)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                       2.54(e)               6.91          1.39(e)

Portfolio Turnover Rate                                                         54.21(e)              96.81         24.76(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             613                   623           660

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                     Six Months Ended
                                                                    February 28, 2003                Year Ended August 31,
                                                                                           ----------------------------------------
CLASS B SHARES                                                             (Unaudited)                 2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):


Net asset value, beginning of period                                           10.78                  11.78         12.50

Investment Operations:

Investment (loss)--net                                                          (.06)(b)               (.14)(b)      (.01)(b)

Net realized and unrealized gain
   (loss) on investments                                                        (.64)                  (.82)         (.71)

Total from Investment Operations                                                (.70)                  (.96)         (.72)

Distributions:

Dividends from investment income--net                                             --                   (.04)          --

Net asset value, end of period                                                 10.08                  10.78         11.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                            (6.49)(d)              (8.15)        (5.76)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                         1.11(d)                2.25           .39(d)

Ratio of net investment (loss)
   to average net assets                                                        (.53)(d)              (1.22)         (.11)(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                      2.54(d)                6.91           1.39(d)

Portfolio Turnover Rate                                                        54.21(d)               96.81          24.76(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                            641                    615           660

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.





SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     Six Months Ended
                                                                    February 28, 2003                Year Ended August 31,
                                                                                           ----------------------------------------
CLASS C SHARES                                                             (Unaudited)                 2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):
Net asset value, beginning of period                                            10.77                 11.78         12.50

Investment Operations:

Investment (loss)--net                                                           (.06)(b)              (.14)(b)      (.01)(b)

Net realized and unrealized gain
   (loss) on investments                                                         (.64)                 (.83)         (.71)

Total from Investment Operations                                                 (.70)                 (.97)         (.72)

Distributions:

Dividends from investment income--net                                              --                  (.04)           --

Net asset value, end of period                                                  10.07                 10.77         11.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                             (6.50)(d)             (8.20)        (5.76)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                          1.13(d)               2.25           .40(d)

Ratio of net investment (loss)
   to average net assets                                                         (.55)(d)             (1.22)         (.11)(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                       2.54(d)               6.91          1.39(d)

Portfolio Turnover Rate                                                         54.21(d)              96.81         24.76(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             222                   219           226

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                     Six Months Ended
                                                                    February 28, 2003                Year Ended August 31,
                                                                                           ----------------------------------------
CLASS R SHARES                                                             (Unaudited)                 2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                            10.85                 11.80         12.50

Investment Operations:

Investment income (loss)--net                                                    (.00)(b,c)            (.03)(b)       .01(b)

Net realized and unrealized gain
   (loss) on investments                                                         (.64)                 (.82)         (.71)

Total from Investment Operations                                                 (.64)                 (.85)         (.70)

Distributions:

Dividends from investment income--net                                              --                  (.10)           --

Net asset value, end of period                                                  10.21                 10.85         11.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                (5.90)(d)             (7.29)        (5.60)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .61(d)               1.25          .22(d)

Ratio of net investment income
   (loss) to average net assets                                                  (.03)(d)              (.22)         .07(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                       2.54(d)               6.90         1.39(d)

Portfolio Turnover Rate                                                         54.21(d)              96.81        24.76(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             174                  175           189

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                     Six Months Ended
                                                                    February 28, 2003                Year Ended August 31,
                                                                                           ----------------------------------------
CLASS T SHARES                                                             (Unaudited)                 2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                            10.82                 11.79         12.50

Investment Operations:

Investment (loss)--net                                                           (.03)(b)           (.08)(b)         (.00)(b,c)

Net realized and unrealized gain
   (loss) on investments                                                         (.65)              (.82)            (.71)

Total from Investment Operations                                                 (.68)              (.90)            (.71)

Distributions:

Dividends from investment income--net                                              --               (.07)              --

Net asset value, end of period                                                  10.14              10.82            11.79
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                             (6.28)(e)          (7.67)           (5.68)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                           .86(e)            1.75              .31(e)

Ratio of net investment
   (loss) to average net assets                                                  (.28)(e)           (.72)            (.02)(e)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                       2.55(e)            6.90             1.39(e)

Portfolio Turnover Rate                                                         54.21(e)           96.81            24.76(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                             163               174               189

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier   Structured  Midcap  Fund  (the  "fund")  is  a  separate
diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Franklin Portfolio Associates, LLC ("Franklin Portfolio") , an affiliate of Dreyfus, serves as the fund's sub-investment adviser.Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized) . Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 56,355 Class A shares, 56,163 Class B shares, 16,051 Class C shares, 16,119 Class R shares and 16,083 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $57 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $62,433 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2002 was as follows: ordinary income $10,020. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2002 through August 31, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $45,379 during the period ended February 28, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $2,319, $777 and $210, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $757, $773, $259 and $210, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $105 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $3,293 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000
and    an    attendance    fee    of    $4,000    for

each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $1,048,282 and $962,041, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was $9,336 consisting of $112,787 gross unrealized appreciation and $122,123 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                  For More Information

                        Dreyfus Premier
                        Structured Midcap Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Franklin Portfolio Associates, LLC
                        One Boston Place
                        Boston, MA 02108

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  936SA0203




      Dreyfus Premier
      Growth Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                                     Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Growth Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, L. Emerson Tuttle.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle, Portfolio Manager

How did Dreyfus Premier Growth Fund perform relative to its benchmark?

During the six-month period ended February 28, 2003, the fund produced total returns of -9.49% for Class A shares, -9.88% for Class B shares, -9.76% for Class C shares, -9.36% for Class R shares and -9.51% for Class T shares.(1) In comparison, the Russell 1000 Growth Index ("the Index"), the fund's benchmark, produced a -6.72% total return.(2)

The  fund  and  the  stock market continued to be adversely affected by sluggish economic growth, generally disappointing corporate earnings, escalating geopolitical tensions and new revelations of corporate scandals. The fund underperformed its benchmark, which we attribute to the poor performance of a few health care stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth through investments in companies that, in our view, have attractive growth characteristics and strong competitive advantages. We attempt to find such stocks through a disciplined investment process that combines "top-down" economic and industry group analyses with "bottom-up" evaluations of individual companies.

Our top-down analysis of economic trends, long-term investment themes and industry group conditions helps us determine how much to invest in each of the market sectors that comprise the Index. We assess factors such as the economic cycle, monetary policy, sector valuations and sector growth expectations. We also try to identify long-term secular investment themes that may benefit certain industries.

Our bottom-up stock selection process relies on the members of our research team, each of whom focuses on a specific industry group. Our analysts consider a company's competitive advantage as well as factors such as revenue growth, return on capital and other historical measures

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of business success. They then rank each of the companies within their respective industry groups. As portfolio managers, we consider the top-ranked candidates  in  each  sector, investing in them in proportions determined by our
top-down    process.

What other factors influenced the fund's performance?

The fund and the stock market continued to be hurt during the reporting period by a number of factors, including a persistently sluggish economy, generally disappointing corporate earnings and ongoing risk aversion among investors. These factors were intensified by rising geopolitical tensions and new allegations of corporate mismanagement and fraud.

In fact, the fund was directly affected early in the reporting period by the implication of one of its holdings, Tenet Healthcare, in an alleged fraudulent Medicare billing scheme. Although we sold the fund's position in the company soon after the charges were made public, the fund's performance was hindered as a result of these allegations. Additionally, the fund's relative performance was hurt after two other health care holdings, Baxter International and Lab Corp. of America, reported disappointing earnings. We sold the fund's shares of Baxter International, but we maintained its position in Lab Corp. of America. In our view, the company is taking appropriate measures to ease recent competitive pressures, and a share buy-back program helped fuel a partial recovery of the stock by the reporting period's end.

Weakness  among  health  care  stocks  was partially offset by relatively strong returns from the industrials sector. Companies such as Automatic Data Processing, Danaher Corp. and First Data Corporation contributed positively to the fund' s performance. In addition, the fund benefited from its relatively light exposure to General Electric, which represents a substantial portion of the benchmark' s industrial component. Because we considered General Electric's shares expensive, the fund held a smaller position than the benchmark and avoided the brunt of the stock's decline.

In addition, the fund experienced some shifts in its sector allocation strategy during the reporting period. We increased the fund's energy holdings to a modestly overweighted position because of positive supply-and-demand trends for natural gas producers. At the same time, we reduced the fund' s exposure to consumer staples and consumer discretionary stocks. We trimmed existing positions in the consumer staples sector because of what we regarded as high stock prices relative to their earnings growth rates. We reduced the fund' s consumer discretionary holdings after a disappointing 2002 holiday season suggested that consumer spending was in danger of moderating.

What is the fund's current strategy?

As of the end of the reporting period, with the increasing likelihood of war in Iraq and ongoing economic difficulties, the macroeconomic outlook is murky. We believe that individual stock selection has become a key strategy. Accordingly, we continue to focus on finding and owning the best companies in each industry group. We particularly favor companies that, in our estimation, strengthened their core businesses during the recent downturn. Examples include International Business Machines and Cisco Systems, which acquired smaller competitors to enhance certain business lines. In addition, we are optimistic about companies that have wielded their brand power effectively, such as Coca-Cola and beer giant Anheuser-Busch. We believe that these strategies are prudent in today's uncertain investment environment.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--94.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--1.2%

Smurfit-Stone Container                                                                           1,300  (a)              17,212

CAPITAL GOODS--7.6%

Danaher                                                                                             150                    9,753

General Electric                                                                                  2,550                   61,327

Lockheed Martin                                                                                     450                   20,574

Tyco International                                                                                1,325                   19,610

                                                                                                                         111,264

CONSUMER DURABLES--1.6%

Tiffany & Co.                                                                                     1,000                   23,970

CONSUMER NON-DURABLES--6.6%

Anheuser-Busch Cos.                                                                                 350                   16,275

Avon Products                                                                                       300                   15,600

Coca-Cola                                                                                           550                   22,121

Colgate-Palmolive                                                                                   500                   25,155

PepsiCo                                                                                             450                   17,244

                                                                                                                          96,395

CONSUMER SERVICES--12.9%

CVS                                                                                                 950                   23,655

Comcast, Cl. A (Special)                                                                            620  (a)              17,416

First Data                                                                                          400                   13,860

Home Depot                                                                                        1,400                   32,830

Starwood Hotels & Resorts Worldwide                                                                 600                   13,566

Univision Communications, Cl. A                                                                     950  (a)              23,532

Wal-Mart Stores                                                                                   1,300                   62,478

                                                                                                                         187,337

ELECTRONIC COMPONENTS & INSTRUMENTS--.8%

Gentex                                                                                              450  (a)              12,096

ENERGY--2.0%

Anadarko Petroleum                                                                                  300                   13,824

Nabors Industries                                                                                   400  (a)              15,860

                                                                                                                          29,684

FINANCIAL SERVICES--9.9%

American Express                                                                                    800                   26,864

American International Group                                                                        650                   32,038

Citigroup                                                                                           300                   10,002

Freddie Mac                                                                                         220                   12,023


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Marsh & McLennan Cos.                                                                               500                   20,350

Morgan Stanley                                                                                      550                   20,268

Principal Financial Group                                                                           800                   22,056

                                                                                                                         143,601

HEALTH CARE--24.6%

Amgen                                                                                               550  (a)              30,052

Boston Scientific                                                                                   645  (a)              28,490

Cardinal Health                                                                                     370                   21,197

Johnson & Johnson                                                                                 1,350                   70,808

Laboratory Corporation of America Holdings                                                          650  (a)              18,050

Medtronic                                                                                           650                   29,055

Merck & Co.                                                                                         380                   20,045

Pfizer                                                                                            3,100                   92,442

Stryker                                                                                             275                   17,930

WellPoint Health Networks                                                                           210  (a)              14,282

Zimmer Holdings                                                                                     350  (a)              15,537

                                                                                                                         357,888

PHARMACEUTICALS--1.9%

Forest Laboratories                                                                                 550  (a)              27,390

TECHNOLOGY--24.8%

Analog Devices                                                                                      800  (a)              23,328

Applied Materials                                                                                   875  (a)              11,357

BEA Systems                                                                                       1,700  (a)              16,524

Cisco Systems                                                                                     3,600  (a)              50,328

Dell Computer                                                                                     1,550  (a)              41,788

Flextronics International                                                                         2,050  (a)              17,794

Intel                                                                                             2,300                   39,675

International Business Machines                                                                     550                   42,872

Linear Technology                                                                                   300                    9,201

Microsoft                                                                                         4,000                   94,800

QLogic                                                                                              350  (a)              12,394

                                                                                                                         360,061

UTILITIES--.5%

CenturyTel                                                                                          250                    6,850

TOTAL COMMON STOCKS

   (cost $1,570,844)                                                                                                   1,373,748

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.14%, 3/20/2003

   (cost $44,973)                                                                                45,000                   44,975
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,615,817)                                                                97.5%               1,418,723

CASH AND RECEIVABLES (NET)                                                                          2.5%                  36,127

NET ASSETS                                                                                        100.0%               1,454,850

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,615,817    1,418,723

Cash                                                                     20,762

Dividends receivable                                                      1,361

Prepaid expenses                                                         24,800

Due from The Dreyfus Corporation and affiliates                           8,822

                                                                      1,474,468
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         19,618
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,454,850
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,109,838

Accumulated investment (loss)--net                                       (5,630)

Accumulated net realized gain (loss) on investments                    (452,264)

Accumulated net unrealized appreciation
  (depreciation) on investments                                        (197,094)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,454,850

NET ASSET VALUE PER SHARE



                                                  Class A           Class B             Class C           Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                    824,407           301,688             198,999            65,067            64,689

Shares Outstanding                                101,683            37,563              24,763             8,000             8,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                     8.11              8.03                8.04              8.13              8.09



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           7,222

Interest                                                                   538

TOTAL INCOME                                                             7,760

EXPENSES:

Management fee--Note 3(a)                                                5,695

Registration fees                                                       37,532

Auditing fees                                                           12,994

Prospectus and shareholders' reports                                     4,833

Shareholder servicing costs--Note 3(c)                                   4,749

Custodian fees--Note 3(c)                                                3,043

Distribution fees--Note 3(b)                                             2,084

Directors' fees and expenses--Note 3(d)                                     99

Legal fees                                                                  10

Miscellaneous                                                            2,343

TOTAL EXPENSES                                                          73,382

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (59,992)

NET EXPENSES                                                            13,390

INVESTMENT (LOSS)--NET                                                  (5,630)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (305,100)

Net unrealized appreciation (depreciation) on investments              151,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (153,507)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (159,137)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)   August 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                             (5,630)              (10,146)

Net realized gain (loss) on investments          (305,100)             (147,164)

Net unrealized appreciation
   (depreciation) on investments                  151,593              (348,687)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (159,137)             (505,997)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    124,951             1,264,487

Class B shares                                    525,375               370,295

Class C shares                                    226,452               122,986

Class R shares                                         --               100,000

Class T shares                                         --               100,000

Cost of shares redeemed:

Class A shares                                   (105,595)              (60,182)

Class B shares                                   (451,175)                   --

Class C shares                                    (97,610)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                222,398             1,897,586

TOTAL INCREASE (DECREASE) IN NET ASSETS            63,261             1,391,589
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,391,589                    --

END OF PERIOD                                   1,454,850             1,391,589

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                             (Unaudited)      August 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        14,722               106,031

Shares redeemed                                   (12,533)               (6,537)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,189                99,494
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        62,408                29,992

Shares redeemed                                   (54,837)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,571                29,992
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        26,031                10,034

Shares redeemed                                   (11,302)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      14,729                10,034
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            --                 8,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            --                 8,000

(A)  FROM DECEMBER 31, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                              Six Months Ended
                                              February 28, 2003           Year Ended
CLASS A SHARES                                       (Unaudited)     August 31, 2002(a)
-------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       8.96                12.50

Investment Operations:

Investment (loss)--net                                     (.02)(b)             (.06)(b)

Net realized and unrealized
   gain (loss) on investments                              (.83)               (3.48)

Total from Investment Operations                           (.85)               (3.54)

Net asset value, end of period                             8.11                 8.96
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       (9.49)(d)           (28.32)(d)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .74(d)              1.00(d)

Ratio of net investment (loss)
   to average net assets                                   (.25)(d)             (.53)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation          3.90(d)              7.14(d)

Portfolio Turnover Rate                                   45.26(d)             27.65(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       824                  891

(A) FROM DECEMBER 31, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS B SHARES                                       (Unaudited)     August 31, 2002(a)
-------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       8.91                12.50

Investment Operations:

Investment (loss)--net                                     (.05)(b)             (.11)(b)

Net realized and unrealized
   gain (loss) on investments                              (.83)               (3.48)

Total from Investment Operations                           (.88)               (3.59)

Net asset value, end of period                             8.03                 8.91
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       (9.88)(d)           (28.72)(d)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.12(d)              1.50(d)

Ratio of net investment (loss)
   to average net assets                                   (.58)(d)            (1.04)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation          3.90(d)              6.78(d)

Portfolio Turnover Rate                                   45.26(d)             27.65(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       302                  267

(A) FROM DECEMBER 31, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS C SHARES                                       (Unaudited)     August 31, 2002(a)
-------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       8.91                12.50

Investment Operations:

Investment (loss)--net                                     (.05)(b)             (.11)(b)

Net realized and unrealized
   gain (loss) on investments                              (.82)               (3.48)

Total from Investment Operations                           (.87)               (3.59)

Net asset value, end of period                             8.04                 8.91
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       (9.76)(d)           (28.72)(d)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.11(d)              1.50(d)

Ratio of net investment (loss)
   to average net assets                                   (.61)(d)            (1.04)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation          4.02(d)              6.92(d)

Portfolio Turnover Rate                                   45.26(d)             27.65(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       199                   89

(A) FROM DECEMBER 31, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                               Six Months Ended
                                              February 28, 2003           Year Ended
CLASS R SHARES                                       (Unaudited)     August 31, 2002(a)
-------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       8.97                12.50

Investment Operations:

Investment (loss)--net                                     (.01)(b)             (.04)(b)

Net realized and unrealized
   gain (loss) on investments                              (.83)               (3.49)

Total from Investment Operations                           (.84)               (3.53)

Net asset value, end of period                             8.13                 8.97
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (9.36)(c)           (28.24)(c)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .62(c)               .84(c)

Ratio of net investment (loss)
   to average net assets                                   (.12)(c)             (.38)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation          3.92(c)              6.73(c)

Portfolio Turnover Rate                                   45.26(c)             27.65(c)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        65                   72

(A) FROM DECEMBER 31, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




                                              Six Months Ended
                                              February 28, 2003           Year Ended
CLASS T SHARES                                       (Unaudited)     August 31, 2002(a)
-------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       8.94                12.50

Investment Operations:

Investment (loss)--net                                     (.03)(b)             (.08)(b)

Net realized and unrealized
   gain (loss) on investments                              (.82)               (3.48)

Total from Investment Operations                           (.85)               (3.56)

Net asset value, end of period                             8.09                 8.94
-------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       (9.51)(d)           (28.48)(d)
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .87(d)              1.17(d)

Ratio of net investment (loss)
   to average net assets                                   (.37)(d)             (.71)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation          3.92(d)              6.73(d)

Portfolio Turnover Rate                                   45.26(d)             27.65(d)
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        65                   72

(A) FROM DECEMBER 31, 2001 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 28,000 Class A shares, 28,000 Class B shares, 8,000 Class C shares and all of the outstanding Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $75 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2002 through August 31, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $59,992 during the period ended February 28, 2003.

During the period ended February 28, 2003, the Distributor retained $407 from commissions earned on sales of the fund's Class A shares.


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $1,346, $654 and $84, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $1,064, $448, $218 and $84, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $277 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $3,043 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $852,076 and $631,332, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was $197,094, consisting of $14,610 gross unrealized appreciation and $211,704 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors to be held on April 22, 2003, Management of the Dreyfus Corporation will propose the liquidation of the fund's assets and the distribution of the proceeds therefrom to fund shareholders of record on or about June 17, 2003.


NOTES

                  For More Information

                        Dreyfus Premier
                        Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  527SA0203




      Dreyfus Premier
      Small Company
      Growth Fund

      SEMIANNUAL REPORT February 28, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier
                                                       Small Company Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Small Company Growth Fund covers the six-month period from September 1, 2002 through February 28, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David B. Smith.

A number of economic and political factors continued to erode the value of most stocks during the reporting period. Faced with escalating tensions between the United States and Iraq, many investors continued to prefer fixed-income securities over stocks. We believe that the threat of war also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation is resolved before committing to new capital spending. In addition, higher oil prices and deteriorating consumer confidence put pressure on corporate earnings.

The result of these influences has been generally negative returns from most sectors of the stock market. Virtually all investment styles, capitalization ranges and industry groups were adversely affected during the reporting period. How long will the bear market persist? While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift more of your assets from stocks to bonds or cash after a prolonged period of lackluster equity returns, adherence to your longstanding asset allocation strategy may be the most prudent course. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 17, 2003




DISCUSSION OF FUND PERFORMANCE

David B. Smith, Portfolio Manager

How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the six-month period ended February 28, 2003, the fund produced total returns of -7.22% for Class A shares, -7.52% for Class B shares, -7.52% for Class C shares, -7.03% for Class R shares and -7.23% for Class T shares.(1) In comparison, the Russell 2000 Growth Index (the "Index"), the fund's benchmark, produced a -5.55% total return for the same period.(2)

We attribute the stock market's continued weakness to a flagging economy and deteriorating investor sentiment amid corporate scandals and heightened international tensions. However, small-cap growth stocks generally performed better than other market sectors, primarily because of a late-2002 rally in the technology group. The fund underperformed its benchmark, which we attribute to disappointing performance from a few holdings in the health care and basic materials industry groups.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market
positions,   visionary   leadership   and   reasonable   financial   strength.

The portfolio manager identifies potential investments through extensive fundamental research. The fund utilizes a " bottom-up" approach, focusing on individual stock selection. The fund focuses on companies that have consistent, sustainable earnings and revenue growth, that are priced attractively relative to the market, that have strong management and are poised to benefit from market trends.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as decelerating earnings or industry weakness.

What other factors influenced the fund's performance?

The stock market continued to struggle during the reporting period with the effects of a slower than expected economy, investor dissatisfaction with 2002's corporate scandals and heightened tensions between the United States and Iraq. However, small-cap growth stocks were affected less severely than small-cap value stocks or large-cap stocks within either the growth- or value-oriented investment styles. That's primarily because smaller, growth-oriented technology stocks rallied strongly during 2002's fourth quarter. The positive effects of that rally were intensified by our stock selection strategy in the technology sector, including the fund' s relatively heavy exposure to software manufacturers, electronic storage companies and network security providers. As war fears escalated during the first two months of 2003, however, technology stocks generally gave back some of their previous gains.

The fund's performance was also favorably influenced by its energy holdings when oil and natural gas prices rose amid war fears. Our focus on exploration and production companies was particularly beneficial, and we took profits by reducing our holdings of such companies after their stock prices had advanced. The fund also benefited from its light exposure to certain areas that performed relatively poorly. For example, we reduced the fund's holdings of consumer discretionary stocks because of concerns that consumer spending might abate in the weak and uncertain economy. This decision helped the fund cushion the adverse effects of disappointing retail sales during the holiday season.

Some of the fund's holdings produced disappointing results. In the health care area, we believe that service companies -- such as hospitals, managed care facilities and medical staffing companies -- have enjoyed relatively strong business fundamentals. However, allegations of accounting irregularities at a well-known, large-cap health care provider (which the fund did not own) hurt the entire health care group, including the fund' s holdings. In addition, basic materials provider OM Group saw its stock decline sharply when it revealed losses related to management missteps.

What is the fund's current strategy?

Since there is continued uncertainty related to possible war with Iraq and persistent economic weakness, we have attempted to manage risk more effectively by moving the fund's industry-group allocations to percentages that more closely mirror those of the Index. In our view, this shift will put greater emphasis on our stock selection strategy. Nonetheless, we have continued to maintain modestly heavy exposure to energy stocks and slightly lower than average exposure to technology stocks.

Please note that the fund's portfolio management changed after the close of the reporting period. On March 6, 2003, B. Randall Watts became the fund's primary portfolio manager.

March 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH AUGUST 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. TOTAL RETURNS ARE CALCULATED ON A MONTH-END BASIS.

                                                             The Fund



STATEMENT OF INVESTMENTS

February 28, 2003 (Unaudited)


COMMON STOCKS--93.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.4%

Southwest Bancorporation of Texas                                                                   500  (a)              15,810

BROADCASTING & PUBLISHING--1.2%

Radio One, Cl. A                                                                                    900  (a)              12,654

CAPITAL GOODS--1.9%

Jacobs Engineering Group                                                                            550  (a)              20,889

CONSUMER DURABLES--2.1%

A.C. Moore Arts & Crafts                                                                          1,350  (a)              15,917

Tiffany & Co.                                                                                       300                    7,191

                                                                                                                          23,108

CONSUMER NON-DURABLES--8.7%

Alexandria Real Estate Equities                                                                     500                   20,775

Constellation Brands, Cl. A                                                                         800  (a)              19,704

Heartland Express                                                                                   360  (a)               6,480

O'Charley's                                                                                         700  (a)              13,923

Steiner Leisure                                                                                     550  (a)               5,830

Stelmar Shipping                                                                                    800  (a)              12,080

Wolverine World Wide                                                                              1,000                   16,840

                                                                                                                          95,632

CONSUMER SERVICES--12.7%

Career Education                                                                                    400  (a)              18,600

Corporate Executive Board                                                                           500  (a)              16,815

Darden Restaurants                                                                                  300                    5,343

Internet Security Systems                                                                         1,800  (a)              20,646

JetBlue Airways                                                                                     450                   11,862

Linens 'n Things                                                                                    600  (a)              13,920

Oshkosh Truck                                                                                       275                   16,802

P.F. Chang's China Bistro                                                                           450  (a)              14,904

Pacific Sunwear of California                                                                       700  (a)              12,397

Ruby Tuesday                                                                                        500                    9,315

                                                                                                                         140,604

ELECTRONIC COMPONENTS & INSTRUMENTS--1.0%

Gentex                                                                                              400  (a)              10,752

ENERGY--13.2%

Cabot Oil & Gas                                                                                     800                   19,256

Grant Prideco                                                                                     1,500  (a)              18,180

Helmerich & Payne                                                                                   900                   24,750

Patterson-UTI Energy                                                                                600  (a)              19,884


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Peabody Energy                                                                                      800                   22,864

Questar                                                                                             500                   13,940

Remington Oil & Gas                                                                                 600  (a)              11,322

Tom Brown                                                                                           600  (a)              15,420

                                                                                                                         145,616

ENERGY EQUIPMENT & SERVICES--1.0%

Wilson Greatbatch Technologies                                                                      450  (a)              11,263

FINANCIAL SERVICES--11.0%

Affiliated Managers Group                                                                           350  (a)              14,844

Boston Private Financial Holdings                                                                   900                   14,688

Eaton Vance                                                                                         300                    7,662

Investors Financial Services                                                                        600                   15,000

RenaissanceRe Holdings                                                                              350                   12,978

SL Green Realty                                                                                     430                   12,663

Scottish Annuity & Life Holdings                                                                    900                   15,615

Summit Bancshares                                                                                 1,000                   19,280

UTI Worldwide                                                                                       335                    8,325

                                                                                                                         121,055

HEALTH CARE--15.0%

Adolor                                                                                            1,100  (a)              13,959

Advanced Neuromodulation Systems                                                                    150  (a)               5,400

Cambrex                                                                                             100                    2,373

Charles River Laboratories International                                                            450  (a)              13,459

Community Health Systems                                                                            650  (a)              12,188

Covance                                                                                             600  (a)              14,130

Haemonetics                                                                                         500  (a)              10,495

Indevus Pharmaceuticals                                                                           4,000  (a)               8,240

Mid Atlantic Medical Services                                                                       500  (a)              17,875

Respironics                                                                                         600  (a)              18,630

Telik 1,000                                                                                         (a)                   11,930

Trimeris                                                                                            450  (a)              18,009

Zoll Medical                                                                                        500  (a)              19,125

                                                                                                                         165,813

OTHER--2.8%

Business Objects, ADR                                                                               800  (a)              13,760

Nasdaq-100 Index Tracking Stock                                                                     700  (a)              17,556

                                                                                                                          31,316

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--17.3%

BEA Systems                                                                                       1,100  (a)              10,692

BISYS Group                                                                                         800  (a)              12,512

BearingPoint                                                                                      3,500  (a)              22,960

Emulex                                                                                              600  (a)              10,782

Fairchild Semiconductor International, Cl. A                                                      1,200  (a)              14,592

Integrated Silicon Solution                                                                       4,600  (a)              12,650

Jabil Circuit                                                                                       600  (a)               9,966

Mercury Interactive                                                                                 500  (a)              16,225

Nanometrics                                                                                       2,200  (a)               7,480

NetScreen Technologies                                                                              700  (a)              13,671

Network Associates                                                                                1,080  (a)              15,984

Nuance Communications                                                                             3,800  (a)               9,576

Packeteer                                                                                         1,550  (a)              13,935

QLogic                                                                                              550  (a)              19,475

                                                                                                                         190,500

TRANSPORTATION--2.9%

Forward Air                                                                                         900  (a)              16,965

Teekay Shipping                                                                                     400                   15,516

                                                                                                                          32,481

UTILITIES--1.5%

CenturyTel                                                                                          200                    5,480

Citizens Communications                                                                           1,100  (a)              10,791

                                                                                                                          16,271

TOTAL COMMON STOCKS

   (cost $ 1,105,440)                                                                                                  1,033,764
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S.TREASURY BILLS;

  1.21%, 3/27/2003

   (cost $ 39,965)                                                                               40,000                   39,969
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,145,405)                                                                97.3%               1,073,733

CASH AND RECEIVABLES (NET)                                                                          2.7%                  29,968

NET ASSETS                                                                                        100.0%               1,103,701

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,145,405    1,073,733

Cash                                                                     23,816

Receivable for investment securities sold                                36,253

Dividends receivable                                                        270

Prepaid expenses                                                         32,870

Due from The Dreyfus Corporation and affiliates                          10,850

                                                                      1,177,792
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              56,263

Accrued expenses                                                         17,828

                                                                         74,091
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,103,701
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,349,556

Accumulated investment (loss)--net                                       (7,785)

Accumulated net realized gain (loss) on investments                    (166,398)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         (71,672)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,103,701

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          431,501              199,768              159,922              156,520              155,990

Shares Outstanding                       44,220               20,565               16,462               16,000               16,000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           9.76                 9.71                 9.71                 9.78                 9.75



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                           1,967

Interest                                                                   230

TOTAL INCOME                                                             2,197

EXPENSES:

Management fee--Note 3(a)                                                4,728

Registration fees                                                       34,957

Legal fees                                                              15,689

Auditing fees                                                           15,000

Prospectus and shareholders' reports                                     6,529

Shareholder servicing costs--Note 3(c)                                   2,514

Distribution fees--Note 3(b)                                             1,518

Custodian fees--Note 3(c)                                                1,214

Directors' fees and expenses--Note 3(d)                                      9

Miscellaneous                                                            4,317

TOTAL EXPENSES                                                          86,475

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (76,493)

NET EXPENSES                                                             9,982

INVESTMENT (LOSS)--NET                                                  (7,785)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (141,670)

Net unrealized appreciation (depreciation) on investments               64,035

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (77,635)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (85,420)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2003            Year Ended
                                               (Unaudited)    August 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                             (7,785)               (2,331)

Net realized gain (loss) on investments          (141,670)              (24,732)

Net unrealized appreciation (depreciation)
   on investments                                  64,035              (135,707)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (85,420)             (162,770)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    227,826               295,876

Class B shares                                     42,048               203,918

Class C shares                                      4,609               200,000

Class R shares                                         --               200,000

Class T shares                                         --               200,000

Cost of shares redeemed:

Class A shares                                    (22,376)                   --

Class B shares                                        (10)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                252,097             1,099,794

TOTAL INCREASE (DECREASE) IN NET ASSETS           166,677               937,024
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               937,024                    --

END OF PERIOD                                   1,103,701               937,024

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                       February 28, 2003            Year Ended
                                             (Unaudited)      August 31, 2002(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        21,602                24,788

Shares redeemed                                    (2,170)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,432                24,788
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         4,189                16,377

Shares redeemed                                        (1)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,188                16,377
--------------------------------------------------------------------------------

CLASS C

SHARES SOLD                                           462                16,000
--------------------------------------------------------------------------------

CLASS R

SHARES SOLD                                            --                16,000
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            --                16,000

(A)  FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Six Months Ended
                                             February 28, 2003       Year Ended
CLASS A SHARES                                (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               10.51            12.50

Investment Operations:

Investment (loss)--net                              (.06)(b)         (.02)(b)

Net realized and unrealized
   gain (loss) on investments                       (.69)           (1.97)

Total from Investment Operations                    (.75)           (1.99)

Net asset value, end of period                      9.76            10.51
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (7.22)(d)       (15.77)(d,e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .82(d)           .29(d)

Ratio of net investment (loss)
   to average net assets                            (.61)(d)         (.21)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation   7.15(d)          4.18(d)

Portfolio Turnover Rate                            45.22(d)         14.72(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                432               261

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                         February 28, 2003           Year Ended
CLASS B SHARES                                (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                10.50          12.50

Investment Operations:

Investment (loss)--net                               (.10)(b)       (.04)(b)

Net realized and unrealized
   gain (loss) on investments                        (.69)         (1.96)

Total from Investment Operations                     (.79)         (2.00)

Net asset value, end of period                       9.71          10.50
-------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 (7.52)(d)     (15.93)(d,e)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              1.19(d)         .43(d)

Ratio of net investment (loss)
   to average net assets                             (.98)(d)       (.34)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation    7.26(d)        4.08(d)

Portfolio Turnover Rate                             45.22(d)       14.72(d)
-------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                 200            172

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.



SEE NOTES TO FINANCIAL STATEMENTS.



                                              Six Months Ended

                                       February 28, 2003           Year Ended
CLASS C SHARES                                (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 10.50        12.50

Investment Operations:

Investment (loss)--net                                (.10)(b)     (.04)(b)

Net realized and unrealized
   gain (loss) on investments                         (.69)       (1.96)

Total from Investment Operations                      (.79)       (2.00)

Net asset value, end of period                        9.71        10.50
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  (7.52)(d)   (15.93)(d,e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.19(d)       .43(d)

Ratio of net investment (loss)
   to average net assets                              (.98)(d)     (.34)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation     7.26(d)      4.06(d)

Portfolio Turnover Rate                              45.22(d)     14.72(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                  160          168

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)





                                         Six Months Ended
                                         February 28, 2003           Year Ended
CLASS R SHARES                                (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 10.52          12.50

Investment Operations:

Investment (loss)--net                                (.05)(b)       (.02)(b)

Net realized and unrealized
   gain (loss) on investments                         (.69)         (1.96)

Total from Investment Operations                      (.74)         (1.98)

Net asset value, end of period                        9.78          10.52
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (7.03)(c)     (15.77)(c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .69(c)         .25(c)

Ratio of net investment (loss)
   to average net assets                              (.49)(c)       (.16)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation     7.26(c)        4.07(c)

Portfolio Turnover Rate                              45.22(c)       14.72(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                  157            168

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.



SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended
                                          February 28, 2003           Year Ended
CLASS T SHARES                                (Unaudited)     August 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               10.51            12.50

Investment Operations:

Investment (loss)--net                              (.08)(b)         (.03)(b)

Net realized and unrealized
   gain (loss) on investments                       (.68)           (1.96)

Total from Investment Operations                    (.76)           (1.99)

Net asset value, end of period                      9.75            10.51
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (7.23)(d)       (15.85)(d,e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets              .94(d)           .34(d)

Ratio of net investment (loss)
   to average net assets                            (.74)(d)         (.25)(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation   7.26(d)          4.06(d)

Portfolio Turnover Rate                            45.22(d)         14.72(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                156              168

(A) FROM JUNE 28, 2002 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 28, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the "fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering fourteen series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of February 28, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 16,000 Class A shares, 16,000 Class B shares, 16,000 Class C shares and all of the outstanding Class R and Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $109 during the period ended February 28, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from June 28, 2002 through August 31, 2003 that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Distribution Plan fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $76,493 during the period ended February 28, 2003.

During the period ended February 28, 2003, the Distributor retained $55 from commissions earned on sales of the fund's Class A shares.


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended February 28, 2003, Class B, Class C and Class T shares were charged $695, $621 and $202, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2003, Class A, Class B, Class C and Class T shares were charged $470, $231, $207 and $202, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2003, the fund was charged $167 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2003, the fund was charged $1,214 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2003, amounted to $727,117 and $435,826, respectively.

At February 28, 2003, accumulated net unrealized depreciation on investments was $71,672, consisting of $50,953 gross unrealized appreciation and $122,625 gross unrealized depreciation.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES


                  For More Information

                        Dreyfus Premier
                        Small Company
                        Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  771SA0203